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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 2-34393)                                                       [X]

         Pre-Effective Amendment No.                                         [ ]
                                      ----

         Post-Effective Amendment No.  105                                   [X]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940 (No. 811-1879)                                              [X]

         Amendment No.  88                                                   [X]
                       ----

                        (Check appropriate box or boxes.)
JANUS INVESTMENT FUND
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863
                                                --------------------------------

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Offering:

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

         [ ] on (date) pursuant to paragraph (b) of Rule 485

         [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

         [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

         [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

         [X] on February 28, 2003 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                      February 28, 2003



                                              Janus Fund

                                              Janus Enterprise Fund
                                              Janus Mercury Fund

                                              Janus Olympus Fund


                                              Janus Special Equity Fund

                                              Janus Orion Fund

                                              Janus Risk-Managed Stock Fund


                                              Janus Worldwide Fund


                                              Janus Global Life Sciences Fund


                                              Janus Global Technology Fund

                                              Janus Global Value Fund
                                              Janus Core Equity Fund

                                              Janus Growth and Income Fund

                                              Janus Balanced Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Funds..................................    2
                   Fees and expenses.............................   22

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................   24
                   General portfolio policies....................   33
                   Risks.........................................   37

                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   44
                   Minimum investments...........................   45
                   Types of account ownership....................   45
                   To open an account or buy shares..............   48
                   To exchange shares............................   49
                   To sell shares................................   49
                   Shareholder services and account policies.....   56

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   61
                   Management expenses...........................   61
                   Subadviser....................................   62
                   Investment personnel..........................   63

                OTHER INFORMATION................................   70

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   71
                   Distribution options..........................   72
                   Taxes.........................................   73

                FINANCIAL HIGHLIGHTS.............................   75

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   89
                   Futures, options and other derivatives........   92
                   Other investments, strategies and/or
                   techniques....................................   93


                                                Janus Equity Funds prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Janus Balanced Fund and Janus Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------


               JANUS DOMESTIC EQUITY FUNDS



               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.



               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND, JANUS SPECIAL EQUITY FUND, JANUS RISK-MANAGED STOCK FUND, JANUS ORION FUND AND JANUS CORE EQUITY FUND seek long-term growth of capital.




               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.


               JANUS GLOBAL/INTERNATIONAL EQUITY FUNDS



               - JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY
                 FUND AND JANUS GLOBAL VALUE FUND seek long-term growth of capital.



               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material

 2  Janus Equity Funds prospectus
               changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a significant portion of a Fund's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.


               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Janus Special Equity Fund, Janus Risk-Managed Stock Fund and Janus Core Equity Fund).



               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.


               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in


                                                Janus Equity Funds prospectus  3
               companies of any size, from larger, well-established companies to smaller, emerging growth companies.





               JANUS SPECIAL EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               JANUS ORION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.




               JANUS RISK-MANAGED FUND invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential.



               Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within their respective benchmark indices. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. The primary aim of the strategy is to outperform its benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the index. The Risk-Managed Fund's subadviser approaches risk


 4  Janus Equity Funds prospectus
               management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.



               JANUS GLOBAL LIFE SCIENCES FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.



               JANUS GLOBAL TECHNOLOGY FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.


               JANUS GLOBAL VALUE FUND invests primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even in a single country.

               JANUS CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their

                                                Janus Equity Funds prospectus  5
               growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.


               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.


               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.



               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Janus Global Value Fund, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income

 6  Janus Equity Funds prospectus
               securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.




               JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL EQUITY FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND AND JANUS GLOBAL VALUE FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.



               JANUS WORLDWIDE FUND, JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND AND JANUS GLOBAL VALUE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.



               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.



               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and


                                                Janus Equity Funds prospectus  7
               services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices. [TO BE UPDATED BY AMENDMENT]



 8  Janus Equity Funds prospectus

               JANUS FUND



                 Annual returns for calendar years ended 12/31
                                        10.92%  (1.10%) 29.43%  19.61%  22.72%  38.89%  47.13%  (14.91%) (26.10%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (2/5/70)
                Janus Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                S&P 500 Index+                          %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.



               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.


                                                Janus Equity Funds prospectus  9

               JANUS ENTERPRISE FUND


                 Annual returns for calendar years ended 12/31
                                        15.64%  8.92%   27.25%  11.65%  10.82%  33.75%  121.90% (30.52%) (39.93%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (9/1/92)
                Janus Enterprise Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                Russell Midcap Growth Index+            %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                S&P MidCap 400 Index++                  %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. The performance of this index more closely correlates to the Fund's performance than the S&P Midcap 400 Index. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Fund will retain the S&P MidCap 400 Index as a secondary index.


               ++ The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.


 10  Janus Equity Funds prospectus

               JANUS MERCURY FUND


                 Annual returns for calendar years ended 12/31
                                        15.86%  33.01%  17.67%  11.88%  58.41%  96.23%  (22.75%) (29.78%)
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                      1 year     5 years       (5/3/93)
                Janus Mercury Fund
                  Return Before Taxes                       %         %              %
                  Return After Taxes on
                    Distributions                           %         %              %
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares*                                 %         %              %
                S&P 500 Index+                              %         %              %
                  (reflects no deduction for
                    expenses or taxes)
                Russell 1000 Growth Index++                 %         %              %
                  (reflects no deduction for
                    expenses or taxes)
                                                     -----------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


                                               Janus Equity Funds prospectus  11

               JANUS OLYMPUS FUND



                 Annual returns for calendar years ended 12/31
                                        21.73%  26.73%  56.97%  100.12% (21.63%) (32.05%)
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                              Since Inception
                                                          1 year    5 years     (12/29/95)
                Janus Olympus Fund
                  Return Before Taxes                           %        %             %
                  Return After Taxes on Distributions           %        %             %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*                    %        %             %
                S&P 500 Index++                                 %        %             %
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++                     %        %             %
                  (reflects no deduction for expenses or
                    taxes)
                                                         -------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.



               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.



               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


 12  Janus Equity Funds prospectus

               JANUS SPECIAL EQUITY FUND*



                 Annual returns for calendar years ended 12/31
                                                                  (11.74%)
                                                                   2001       2002

                 Best Quarter:                  Worst Quarter:



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                1 year        (2/29/00)
                Janus Special Equity Fund
                  Return Before Taxes                                 %             %
                  Return After Taxes on Distributions                 %             %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares**                                  %             %
                S&P 500 Index+                                        %             %
                  (reflects no deduction for expenses or
                    taxes)
                                                               -------------------------



                * Formerly, Janus Strategic Value Fund.


               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

                                               Janus Equity Funds prospectus  13

               JANUS ORION FUND


                 Annual returns for calendar years ended 12/31
                                                                  (14.69%)
                                                                   2001       2002

                 Best Quarter:                  Worst Quarter:



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                1 year        (6/30/00)
                Janus Orion Fund
                  Return Before Taxes                                 %              %
                  Return After Taxes on Distributions                 %              %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares*                                   %              %
                S&P 500 Index+                                        %              %
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++                           %              %
                  (reflects no deduction for expenses or
                    taxes)
                                                               -------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.



               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


 14  Janus Equity Funds prospectus

               JANUS WORLDWIDE FUND



                 Annual returns for calendar years ended 12/31
                                        28.41%  3.61%   21.90%  26.40%  20.48%  25.87%  64.37%  (16.87%) (22.88%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                         Average annual total return for periods ended 12/31/02
                                         ------------------------------------------------------
                                                                                Since Inception
                                                 1 year    5 years   10 years      (5/15/91)
                Janus Worldwide Fund
                  Return Before Taxes                  %        %          %             %
                  Return After Taxes on
                    Distributions*                     %        %          %             %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares**                   %        %          %             %
                Morgan Stanley Capital
                  International World Index+           %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                ---------------------------------------



                * The return after taxes on distributions is higher than the return before taxes because of the effect of foreign tax credits.



               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.



                + The Morgan Stanley Capital International World Index is a
                  market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


                                               Janus Equity Funds prospectus  15

               JANUS GLOBAL LIFE SCIENCES FUND



                 Annual returns for calendar years ended 12/31
                                                      61.00%  33.34%  (18.09%)
                                                       1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year       (12/31/98)
                Janus Global Life Sciences Fund
                  Return Before Taxes                                %             %
                  Return After Taxes on Distributions                %             %
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                             %             %
                S&P 500 Index+                                       %             %
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.


 16  Janus Equity Funds prospectus

               JANUS GLOBAL TECHNOLOGY FUND



                 Annual returns for calendar years ended 12/31
                                                      211.55% (33.67%) (39.96%)
                                                       1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year       (12/31/98)
                Janus Global Technology Fund
                  Return Before Taxes                                %             %
                  Return After Taxes on Distributions                %             %
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                             %             %
                S&P 500 Index+                                       %             %
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.


                                               Janus Equity Funds prospectus  17

               JANUS GLOBAL VALUE FUND






                 Annual returns for calendar years ended 12/31
                                                                   2001       2002

                 Best Quarter:                  Worst Quarter:



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                1 year        (6/29/01)
                Global Value Fund
                  Return Before Taxes                                 %              %
                  Return After Taxes on Distributions                 %              %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares*                                   %              %
                Morgan Stanley Capital International World
                  Index+                                              %              %
                  (reflects no deduction for expenses or
                    taxes)
                                                               -------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + The Morgan Stanley Capital International World Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


 18  Janus Equity Funds prospectus

               JANUS CORE EQUITY FUND



                 Annual returns for calendar years ended 12/31
                                           31.08%  40.05%  38.50%  (7.15%) (12.11%)
                                            1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                      1 year     5 years       (6/28/96)
                Janus Core Equity Fund
                  Return Before Taxes                       %         %              %
                  Return After Taxes on
                    Distributions                           %         %              %
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares*                                 %         %              %
                S&P 500 Index+                              %         %              %
                  (reflects no deduction for
                    expenses or taxes)
                                                     -----------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                               Janus Equity Funds prospectus  19

               JANUS GROWTH AND INCOME FUND


                 Annual returns for calendar years ended 12/31
                                        6.70%   (4.87%) 36.35%  26.03%  34.66%  34.87%  51.18%  (11.41%) (14.36%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                              Average annual total return for periods ended 12/31/02
                                              ------------------------------------------------------
                                                                                     Since Inception
                                                      1 year    5 years   10 years      (5/15/91)
                Janus Growth and Income Fund
                  Return Before Taxes                       %        %          %             %
                  Return After Taxes on
                    Distributions                           %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares*                                 %        %          %             %
                S&P 500 Index+                              %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                     -----------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 20  Janus Equity Funds prospectus

               JANUS BALANCED FUND


                 Annual returns for calendar years ended 12/31
                                        10.56%  0.02%   27.31%  15.30%  21.81%  31.20%  23.51%  (2.16%) (5.04%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (9/1/92)
                Janus Balanced Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                S&P 500 Index++                         %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                Lehman Brothers Gov't/Credit
                  Index+                                %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown

                                               Janus Equity Funds prospectus  21
               above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Risk-Managed Stock Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund or Janus Worldwide Fund that you have held for 3 months or less you may pay a redemption fee.



               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus Risk-Managed
                  Stock Fund, Janus Global Life Sciences Fund,
                  Janus Global Technology Fund, Janus Global
                  Value Fund and Janus Worldwide Fund held 3
                  months or less (as a % of amount redeemed)*     1.00%



               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 22  Janus Equity Funds prospectus

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2002. [TO BE UPDATED BY AMENDMENT]



                                                Management    Other     Total Annual Fund
                                                   Fee       Expenses   Operating Expenses
  Janus Fund                                      0.65%           %               %
  Janus Enterprise Fund                           0.65%           %               %
  Janus Mercury Fund                              0.65%           %               %
  Janus Olympus Fund                              0.65%           %               %
  Janus Special Equity Fund*                      0.65%           %               %
  Janus Orion Fund                                0.65%           %               %
  Janus Risk-Managed Stock Fund                   0.65%           %               %
  Janus Worldwide Fund                            0.65%           %               %
  Janus Global Life Sciences Fund                 0.65%           %               %
  Janus Global Technology Fund                    0.65%           %               %
  Janus Global Value Fund                         0.65%           %               %
  Janus Core Equity Fund                          0.65%           %               %
  Janus Growth and Income Fund                    0.65%           %               %
  Janus Balanced Fund                             0.65%           %               %



  * Formerly, Janus Strategic Value Fund.


  EXAMPLE:
  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Fund                                           $         $         $         $
  Janus Enterprise Fund                                $         $         $         $
  Janus Mercury Fund                                   $         $         $         $
  Janus Olympus Fund                                   $         $         $         $
  Janus Special Equity Fund*                           $         $         $         $
  Janus Orion Fund                                     $         $         $         $
  Janus Risk-Managed Stock Fund                        $         $         $         $
  Janus Worldwide Fund                                 $         $         $         $
  Janus Global Life Sciences Fund                      $         $         $         $
  Janus Global Technology Fund                         $         $         $         $
  Janus Global Value Fund                              $         $
  Janus Core Equity Fund                               $         $         $         $
  Janus Growth and Income Fund                         $         $         $         $
  Janus Balanced Fund                                  $         $         $         $



  * Formerly, Janus Strategic Value Fund.


                                               Janus Equity Funds prospectus  23

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


               JANUS FUND


               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.


               JANUS ENTERPRISE FUND

               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2002, they ranged from approximately
               $          to $          .


               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

 24  Janus Equity Funds prospectus

               JANUS OLYMPUS FUND


               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



               JANUS SPECIAL EQUITY FUND


               Janus Special Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.




               JANUS ORION FUND
               Janus Orion Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.




               JANUS RISK-MANAGED STOCK FUND


               Janus Risk-Managed Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within its respective benchmark


                                               Janus Equity Funds prospectus  25
               indices. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. The primary aim of this strategy is to outperform the Fund's benchmark index. The Fund's subadviser pursues this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the index. The Fund's subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               JANUS WORLDWIDE FUND


               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.



               JANUS GLOBAL LIFE SCIENCES FUND


               Janus Global Life Sciences Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services, related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its


 26  Janus Equity Funds prospectus
               total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.



               JANUS GLOBAL TECHNOLOGY FUND


               Janus Global Technology Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:



               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and



               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.



               It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.


               JANUS GLOBAL VALUE FUND
               Janus Global Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

                                               Janus Equity Funds prospectus  27

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. The companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS CORE EQUITY FUND
               Janus Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

 28  Janus Equity Funds prospectus

               The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.


               In the case of Janus Global Value Fund, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.



               Janus Special Equity Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               Janus Growth and Income Fund and Janus Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund and Janus Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

                                               Janus Equity Funds prospectus  29

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?


               Each Fund may invest in special situations. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the

 30  Janus Equity Funds prospectus
               total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund and Janus Worldwide Fund) are more likely to invest in larger, more established issuers.



5. HOW DOES JANUS GLOBAL VALUE FUND'S PORTFOLIO MANAGER DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.


6. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?



               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.


                                               Janus Equity Funds prospectus  31

7. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?



               Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.



8. HOW DO JANUS GROWTH AND INCOME FUND AND JANUS BALANCED FUND DIFFER FROM EACH OTHER?


               Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund. Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Janus Growth and Income Fund.


9. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.


10. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS GROWTH AND INCOME FUND'S AND JANUS BALANCED FUND'S PORTFOLIOS?


               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include

 32  Janus Equity Funds prospectus
               preferred stocks or convertible securities selected primarily for their growth potential.


11. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


12. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

                                               Janus Equity Funds prospectus  33

               CASH POSITION

               Except as described below for Janus Risk-Managed Stock Fund, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.



               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


               OTHER TYPES OF INVESTMENTS

               The Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. Janus Growth and Income Fund and Janus Balanced Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other

 34  Janus Equity Funds prospectus
               investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities


               - high-yield/high-risk bonds (less than 20% of Janus Special
                 Equity Fund's, Janus Risk-Managed Stock Fund's and Janus Core Equity Fund's assets and less than 35% of each other Fund's assets)



               - options, futures, forwards, swaps and other types of
                 derivatives individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales (no more than 8% of a Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the

                                               Janus Equity Funds prospectus  35

               United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

 36  Janus Equity Funds prospectus

               The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy.


               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.



RISKS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.


               The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL EQUITY FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND AND JANUS GLOBAL VALUE FUND AFFECT THE FUNDS' RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller


                                               Janus Equity Funds prospectus  37
               number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?


               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.



               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Equity Funds offered by this Prospectus do not "concentrate" in a specific group of


 38  Janus Equity Funds prospectus
               industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.


3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Janus Global Value Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.


4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or

                                               Janus Equity Funds prospectus  39
                 operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

6. HOW DO THE FUNDS TRY TO REDUCE RISK?


               Except as described below for Janus Risk-Managed Stock Fund, the Funds may use futures, options, swaps and other derivative


 40  Janus Equity Funds prospectus
               instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.



               Janus Risk-Managed Stock Fund's subadvisor, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index.



               The Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However the portfolio managers may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity.




7. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may

                                               Janus Equity Funds prospectus  41
               not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 42  Janus Equity Funds prospectus

                               JANUS EQUITY FUNDS
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

                                               Janus Equity Funds prospectus  43

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information

- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.


JANUS XPRESSLINE(TM)

1-888-979-7737


- 24-HOUR AUTOMATED PHONE SYSTEM



JANUS REPRESENTATIVES

1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 44  Shareholder's manual

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP

               Individual accounts are owned by one person. Joint accounts have two or more owners. You may open and maintain this type of account on janus.com.


               CUSTODIAL ACCOUNTS (UGMA OR UTMA)

               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.


               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  45

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS


               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.


               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS

               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.


               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.


 46  Shareholder's manual

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.


               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS RECEIVED AND ACCEPTED.

                                                        Shareholder's manual  47

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. Janus.com will provide real-time confirmation of your transaction. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------


 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.


 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 48  Shareholder's manual

    TO EXCHANGE SHARES                  TO SELL SHARES
    ------------------------------      ------------------------------
    ONLINE AT www.janus.com             ONLINE AT www.janus.com
    - Exchanges may be made online      - Redemptions may be made
      at janus.com.                       online at janus.com.



    BY TELEPHONE                        BY TELEPHONE
    ------------------------------      ------------------------------
    - All accounts are                  - All accounts are
      automatically eligible to           automatically eligible to
      exchange shares by                  sell shares by telephone. To
      telephone. To exchange all          sell all or a portion of
      or a portion of your shares         your shares, call Janus
      into any other available            XpressLine(TM) or a Janus
      Janus fund, call Janus              Representative. You may not
      XpressLine(TM) or a Janus           redeem more than $100,000
      Representative.                     from your account by
                                          telephone.



                                        BY WIRE
                                        ------------------------------
                                        - You can redeem shares by
                                          wire. For wiring
                                          instructions, call a Janus
                                          Representative.



    BY MAIL/IN WRITING                  BY MAIL/IN WRITING
    ------------------------------      ------------------------------
    - To request an exchange in         - To request a redemption in
      writing, please follow the          writing, please follow the
      instructions in the "Written        instructions in the "Written
      Instructions" section of            Instructions" section of
      this manual.                        this manual.



    BY SYSTEMATIC EXCHANGE               BY SYSTEMATIC REDEMPTION
    ------------------------------      ------------------------------
    - To request an exchange in         - To request a redemption in
      writing, please follow the          writing, please follow the
      instructions in the "Written        instructions in the "Written
      Instructions" section of            Instructions" section of
      this manual.                        this manual.
    ------------------------------      ------------------------------
     Note: For more information,         Note: Also refer to the
           refer to the "Exchange              "Payment of Redemption
           Policies" section of                Proceeds" section of
           this manual.                        this manual for more
                                               information.


                                                        Shareholder's manual  49

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available

 50  Shareholder's manual
                 for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.


               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.


                                                        Shareholder's manual  51

               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.


               - You may make four exchanges out of each Janus fund (exclusive of Systematic Exchanges) per 12 month period. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - An exchange from Janus Risk-Managed Stock Fund, Janus Global
                 Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund or Janus Worldwide Fund held 3 months or less may be subject to the Funds' 1.00% redemption fee. This fee is paid to the Funds rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain qualified plans; (2) certain broker wrap fee programs; and (3) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.


               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

 52  Shareholder's manual

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Funds are not intended for market timing or excessive trading. To deter these activities, the Funds or their agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of a Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Funds or their agents also may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by a Fund on the next business day after receipt of the order. For transactions placed directly with the Funds, the Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your

                                                        Shareholder's manual  53
                 redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.


               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.



               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

 54  Shareholder's manual

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:


               - You request a redemption by check that exceeds $100,000 per account.


               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.


               - You would like your redemption proceeds wired to a bank account other than a bank account of record.


               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.


               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:



               - It does not appear valid or in good form.



               - The transaction amount exceeds the surety bond limit of the signature guarantee.



               - The guarantee stamp has been reported as stolen, missing or counterfeit.


               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guaran-

                                                        Shareholder's manual  55
               tee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other

 56  Shareholder's manual
               employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (currently 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE AND TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If

                                                        Shareholder's manual  57
               you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

 58  Shareholder's manual

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

               ADDRESS CHANGES


               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.


               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES


               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.


               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on

                                                        Shareholder's manual  59
               janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

 60  Shareholder's manual

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.


               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.65% of its average daily net assets for the period it was in operation.


               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.


                                               Janus Equity Funds prospectus  61

SUBADVISER



               Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. As of February 28, 2003, Janus Capital indirectly owns 50.1% of the outstanding voting shares of INTECH.




 62  Janus Equity Funds prospectus

INVESTMENT PERSONNEL



JANUS PORTFOLIO MANAGERS



LAURENCE J. CHANG

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Worldwide Fund, for which he has served as Co-Manager since September 1999. Mr. Chang served as Executive Vice President and Co-Manager of Janus Overseas Fund from April 1998 through December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.


JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other
                   Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

                                               Janus Equity Funds prospectus  63

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund which he has managed since August 1997. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Special Equity Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. Mr. Decker served as Portfolio Manager of Janus Special Situations Fund from its inception until it merged into Janus Special Equity Fund (formerly Janus Strategic Value Fund) in February 2003. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analysis designation.


 64  Janus Equity Funds prospectus

HELEN YOUNG HAYES

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Worldwide Fund and Janus Overseas Fund. She joined Janus Capital in 1987 and has served as Portfolio Manager or a Co-Manager of Janus Worldwide Fund and Janus Overseas Fund since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. Ms. Hayes is the Managing Director of Investments and a Director of Janus Capital. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.


WARREN B. LAMMERT
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Mercury Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr.
                   Lammert served as a Co-Manager of Janus Venture Fund from December 1993 to December 1996. Mr. Lammert holds a
                   Bachelor of Arts degree in Economics from Yale University and a Master's of Science degree in Economic History from the London School of Economics. Mr. Lammert has earned the right to use the Chartered Financial Analyst designation.


C. MIKE LU

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.


                                               Janus Equity Funds prospectus  65

THOMAS R. MALLEY

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.


KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms.
                   Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.


BLAINE P. ROLLINS

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio Manager of Janus Equity Income Fund from June 1996 through December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.


 66  Janus Equity Funds prospectus

RON SACHS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr.
                   Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.



JASON P. YEE
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Value Fund, which he has managed since inception.
                   Mr. Yee is also Portfolio Manager of other Janus accounts.
                   He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000,
                   Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.


CLAIRE YOUNG

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms. Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.


                                               Janus Equity Funds prospectus  67

JANUS ASSISTANT PORTFOLIO MANAGERS


JOHN H. SCHREIBER
--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Mercury Fund. He is also Portfolio Manager of other Janus accounts. Mr. Schreiber served as Portfolio Manager of Janus Fund 2 from its inception until it merged with Janus Fund in February 2003. Mr. Schreiber served as Assistant Portfolio Manager of Janus Fund from January 2000 until December 2002. He also served as Assistant Portfolio Manager of Janus Balanced Fund and Janus Equity Income Fund from January 1999 until December 1999. Mr. Schreiber joined Janus Capital in September 1997 as a research analyst. Prior to joining Janus Capital, he was an equity analyst with Fidelity Investments from June 1995 to August 1997. Mr. Schreiber holds a Bachelor of Science degree in Mechanical Engineering from the University of Washington and a Master's degree in Business Administration from Harvard University. Mr. Schreiber has earned the right to use the Chartered Financial Analyst designation.



MINYOUNG SOHN

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Growth and Income Fund. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.


 68  Janus Equity Funds prospectus

INTECH PORTFOLIO MANAGERS



               No one person on the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


                                               Janus Equity Funds prospectus  69

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 70  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

               DISTRIBUTION SCHEDULE

                                              Dividends            Capital Gains
                Janus Growth and Income Fund  Normally declared    Normally declared
                and Janus Balanced Fund       and distributed in   and distributed in
                                              March, June,         December
                                              September and
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and distributed in   and distributed in
                                              December             December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the

                                               Janus Equity Funds prospectus  71
               purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

 72  Janus Equity Funds prospectus

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                               Janus Equity Funds prospectus  73

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 74  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). No financial highlights are presented for Janus Risk-Managed Stock Fund because it did not commence operations until February 28, 2003. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



               [TO BE UPDATED BY AMENDMENT]


                                               Janus Equity Funds prospectus  75

JANUS FUND
-----------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                 2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $       $44.00       $42.78       $27.97       $29.36
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                       --           --           --       (0.02)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (17.50)         6.44        15.63         3.70
  4.  Total from investment operations                       (17.50)         6.44        15.63         3.68
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                      --           --           --       (0.23)
  6.  Distributions (from capital gains)                          --       (5.22)       (0.82)       (4.84)
  7.  Distributions (in excess of capital
      gains)                                                  (4.39)           --           --           --
  8.  Total distributions                                     (4.39)       (5.22)       (0.82)       (5.07)
  9.  NET ASSET VALUE, END OF PERIOD                  $       $22.11       $44.00       $42.78       $27.97
 10.  Total return                                    %      (43.42%)      15.60%       56.75%       15.12%
 11.  Net assets, end of period (in millions)         $      $23,513      $46,468      $35,835      $20,721
 12.  Average net assets for the period (in
      millions)                                       $      $34,255      $45,103      $28,993      $20,777
 13.  Ratio of gross expenses to average net
      assets                                          %        0.84%        0.85%        0.85%        0.87%
 14.  Ratio of net expenses to average net
      assets                                          %        0.83%        0.84%        0.84%        0.86%
 15.  Ratio of net investment income/(loss)
      to average net assets                           %      (0.16%)      (0.19%)      (0.14%)           --
 16.  Portfolio turnover rate                         %          51%          65%          63%          70%
-----------------------------------------------------------------------------------------------------------


 76  Janus Equity Funds prospectus

JANUS ENTERPRISE FUND
-----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                 2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $       $68.41       $58.64       $32.33       $30.86
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income (loss)                                --           --           --           --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (38.74)        13.10        30.61         3.43
  4.  Total from investment operations                       (38.74)        13.10        30.61         3.43
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                      --           --           --           --
  6.  Distributions (from capital gains)                          --           --       (4.30)       (1.96)
  7.  Distributions (in excess of capital
      gains)                                                      --       (3.33)           --           --
  8.  Total distributions                                         --       (3.33)       (4.30)       (1.96)
  9.  NET ASSET VALUE, END OF PERIOD                  $       $29.67       $68.41       $58.64       $32.33
 10.  Total return                                    %      (56.63%)      22.29%      104.09%       11.79%
 11.  Net assets, end of period (in millions)         $       $3,072       $8,085       $2,330         $559
 12.  Average net assets for the period (in
      millions)                                       $       $4,858       $7,266       $1,127         $551
 13.  Ratio of gross expenses to average net
      assets                                          %        0.92%        0.90%        0.98%        1.08%
 14.  Ratio of net expenses to average net
      assets                                          %        0.90%        0.88%        0.95%        1.06%
 15.  Ratio of net investment income/(loss)
      to average net assets                           %      (0.55%)      (0.65%)      (0.67%)      (0.67%)
 16.  Portfolio turnover rate                         %          85%          80%          98%         134%
-----------------------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  77

JANUS MERCURY FUND
-----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                  2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD             $       $40.59       $35.65       $20.77      $18.65
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/loss                                 0.04         0.03           --      (0.01)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                          (17.05)         8.18        16.89        4.07
  4.  Total from investment operations                        (17.01)         8.21        16.89        4.06
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                   (0.03)           --           --          --
  6.  Dividends (in excess of net investment
      income)                                                      --           --           --      (0.04)
  7.  Distributions (from capital gains)                           --       (3.27)       (2.01)      (1.90)
  8.  Distributions (in excess of capital
      gains)                                                   (4.41)           --           --          --
  9.  Total distributions                                      (4.44)       (3.27)       (2.01)      (1.94)
 10.  NET ASSET VALUE, END OF PERIOD                   $       $19.14       $40.59       $35.65      $20.77
 11.  Total return                                     %      (46.21%)      22.99%       86.02%      24.75%
 12.  Net assets, end of period (in millions)          $       $7,910      $16,348       $9,060      $2,368
 13.  Average net assets for the period (in
      millions)                                        $      $11,243      $15,904       $5,258      $2,103
 14.  Ratio of gross expenses to average net
      assets                                           %        0.89%        0.89%        0.93%       0.97%
 15.  Ratio of net expenses to average net
      assets                                           %        0.88%        0.88%        0.91%       0.94%
 16.  Ratio of net investment income/(loss) to
      average net assets                               %        0.16%        0.08%      (0.39%)      (0.33%)
 17.  Portfolio turnover rate                          %          83%          71%          89%        105%
-----------------------------------------------------------------------------------------------------------


 78  Janus Equity Funds prospectus

JANUS OLYMPUS FUND
----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                  2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD             $        $50.50      $40.87      $21.70      $18.41
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                       0.13        0.21        0.02          --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                           (25.42)       11.21       19.15        4.05
  4.  Total from investment operations                         (25.29)       11.42       19.17        4.05
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                    (0.23)      (0.01)          --          --
  6.  Dividends (in excess of net investment
      income)                                                       --          --          --      (0.04)
  7.  Distributions (from capital gains)                            --      (1.78)          --      (0.72)
  8.  Distributions (in excess of capital
      gains)                                                    (0.39)          --          --          --
  9.  Total distributions                                       (0.62)      (1.79)          --      (0.76)
 10.  NET ASSET VALUE, END OF PERIOD                   $        $24.59      $50.50      $40.87      $21.70
 11.  Total return                                     %      (50.61%)      28.05%      88.34%      23.10%
 12.  Net assets, end of period (in millions)          $        $3,074      $7,696      $3,887        $947
 13.  Average net assets for the period (in
      millions)                                        $        $4,767      $7,594      $2,269        $774
 14.  Ratio of gross expenses to average net
      assets                                           %         0.91%       0.91%       0.95%       1.01%
 15.  Ratio of net expenses to average net
      assets                                           %         0.89%       0.90%       0.93%       0.98%
 16.  Ratio of net investment income/(loss) to
      average net assets                               %         0.34%       0.51%       0.06%      (0.21%)
 17.  Portfolio turnover rate                          %          118%         96%         91%        123%
----------------------------------------------------------------------------------------------------------





                                               Janus Equity Funds prospectus  79

JANUS SPECIAL EQUITY FUND(1)
------------------------------------------------------------------------------------------------
                                                          Years or Period ended October 31st
                                                         2002             2001           2000(2)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                    $           $11.29         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                 0.03           0.01
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                            (2.65)           1.28
  4.  Total from investment operations                                    (2.62)           1.29
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                              (0.02)             --
  6.  Distributions (from capital gains)                                      --             --
  7.  Distributions (in excess of capital gains)                          (0.23)             --
  8.  Total distributions                                                 (0.25)             --
  9.  NET ASSET VALUE, END OF PERIOD                          $            $8.42         $11.29
 10.  Total return*                                           %         (23.61%)         12.90%
 11.  Net assets, end of period (in millions)                 $           $1,955         $3,127
 12.  Average net assets for the period (in
      millions)                                               $           $2,666         $2,841
 13.  Ratio of gross expenses to average net
      assets**                                                %            0.92%          1.02%
 14.  Ratio of net expenses to average net assets**           %            0.91%          0.99%
 15.  Ratio of net investment income/(loss) to
      average net assets**                                    %            0.29%          0.14%
 16.  Portfolio turnover rate**                               %              77%            72%
------------------------------------------------------------------------------------------------



(1) Formerly, Janus Strategic Value Fund.


(2) Fiscal period from February 29, 2000 (inception) to October 31, 2000.

 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 80  Janus Equity Funds prospectus

JANUS ORION FUND
------------------------------------------------------------------------------------------------
                                                          Years or Period ended October 31st
                                                         2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                    $            $8.81         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                   --           0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                            (3.58)         (1.21)
  4.  Total from investment operations                                    (3.58)         (1.19)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                              (0.02)(2)          --
  6.  Distributions (from capital gains)                                      --             --
  7.  Total distributions                                                 (0.02)             --
  8.  NET ASSET VALUE, END OF PERIOD                          $            $5.21          $8.81
  9.  Total return*                                           %         (40.69%)         (11.90%)
 10.  Net assets, end of period (in millions)                 $             $602         $1,128
 11.  Average net assets for the period (in
      millions)                                               $             $762         $1,087
 12.  Ratio of gross expenses to average net
      assets**                                                %            1.06%          1.14%
 13.  Ratio of net expenses to average net assets**           %            1.03%          1.12%
 14.  Ratio of net investment income/(loss) to
      average net assets**                                    %          (0.06%)          0.82%
 15.  Portfolio turnover rate**                               %             206%            35%
------------------------------------------------------------------------------------------------


(1) Fiscal period from June 30, 2000 (inception) to October 31, 2000.
(2) Dividends (from net investment income) may include Dividends (in excess of net investment income) less than $0.01 per share.
 *  Total return is not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.



                                               Janus Equity Funds prospectus  81

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD           $        $70.74       $58.87       $41.52       $40.05
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                     0.39         0.03         0.02         1.26
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (24.04)        13.15        17.51         3.01
  4.  Total from investment operations                       (23.65)        13.18        17.53         4.27
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                  (0.31)       (0.03)       (0.18)       (1.35)
  6.  Dividends (in excess of net investment
      income)                                                 (0.10)           --           --           --
  7.  Distributions (from capital gains)                          --       (1.28)           --       (1.45)
  8.  Distributions (in excess of capital
      gains)                                                  (6.51)           --           --           --
  9.  Total distributions                                     (6.92)       (1.31)       (0.18)       (2.80)
 10.  NET ASSET VALUE, END OF PERIOD                 $        $40.17       $70.74       $58.87       $41.52
 11.  Total return                                   %      (36.56%)       22.41%       42.33%       11.40%
 12.  Net assets, end of period (in
      millions)                                      $       $20,331      $37,775      $24,091      $13,932
 13.  Average net assets for the period (in
      millions)                                      $       $27,993      $38,727      $18,893      $13,078
 14.  Ratio of gross expenses to average net
      assets                                         %         0.87%        0.88%        0.89%        0.92%
 15.  Ratio of net expenses to average net
      assets                                         %         0.85%        0.86%        0.88%        0.90%
 16.  Ratio of net investment income/(loss)
      to average net assets                          %         0.53%        0.13%        0.07%        0.47%
 17.  Portfolio turnover rate                        %           78%          58%          68%          86%
-----------------------------------------------------------------------------------------------------------


 82  Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------------------------
                                                       Years or period ended October 31st
                                                 2002           2001          2000        1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $         $22.41       $11.97         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                         --         0.02             --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                            (5.43)        10.42           1.97
  4.  Total from investment operations                          (5.43)        10.44           1.97
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                                       --           --             --
  6.  Dividends (in excess of net
      investment income)                                        (0.02)           --             --
  7.  Distributions (from capital gains)                            --           --             --
  8.  Total distributions                                       (0.02)           --             --
  9.  NET ASSET VALUE, END OF PERIOD                  $         $16.96       $22.41         $11.97
 10.  Total return*                                   %       (24.26%)       87.22%         19.70%
 11.  Net assets, end of period (in
      millions)                                       $         $2,415       $4,267           $344
 12.  Average net assets for the period (in
      millions)                                       $         $2,958       $2,987           $228
 13.  Ratio of gross expenses to average
      net assets**                                    %          0.93%        0.97%          1.21%
 14.  Ratio of net expenses to average net
      assets**                                        %          0.91%        0.94%          1.19%
 15.  Ratio of net investment income/(loss)
      to average net assets**                         %        (0.32%)        0.14%        (0.41%)
 16.  Portfolio turnover rate**                       %            84%         147%           235%
--------------------------------------------------------------------------------------------------



(1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.


 *  Total return is not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


                                               Janus Equity Funds prospectus  83

JANUS GLOBAL TECHNOLOGY FUND
-------------------------------------------------------------------------------------
                                               Years or period ended October 31st
                                              2002       2001       2000     1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $     $27.44    $20.95     $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.36    (0.02)         --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                    (16.64)      6.71      10.95
  4.  Total from investment operations                  (16.28)      6.69      10.95
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                            (0.04)    (0.02)         --
  6.  Dividends (in excess of net
      investment income)                                 (0.12)        --         --
  7.  Distributions (from capital gains)                     --        --         --
  8.  Distributions (in excess of capital
      gains)                                                 --    (0.18)         --
  9.  Tax return of capital                              (0.17)        --         --
 10.  Total distributions                                (0.33)    (0.20)         --
 11.  NET ASSET VALUE, END OF PERIOD               $     $10.83    $27.44     $20.95
 12.  Total return*                                %   (59.95%)    31.99%    109.40%
 13.  Net assets, end of period (in
      millions)                                    $     $2,276    $7,564     $3,335
 14.  Average net assets for the period
      (in millions)                                $     $4,010    $8,884     $1,266
 15.  Ratio of gross expenses to average
      net assets**                                 %      0.92%     0.91%      1.04%
 16.  Ratio of net expenses to average net
      assets**                                     %      0.90%     0.90%      1.02%
 17.  Ratio of net investment
      income/(loss) to average net
      assets**                                     %      0.55%     0.17%    (0.11%)
 18.  Portfolio turnover rate**                    %        60%       47%        31%
-------------------------------------------------------------------------------------



(1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.


 *  Total return is not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


 84  Janus Equity Funds prospectus

JANUS GLOBAL VALUE FUND
--------------------------------------------------------------------------------------------
                                                                    Year or Period ended
                                                                        October 31st
                                                                 2002             2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                            $            $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                                   0.02
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                                  (0.34)
  4.  Total from investment operations                                             (0.32)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                           --
  6.  Distributions (from capital gains)                                               --
  7.  Total distributions                                                              --
  8.  NET ASSET VALUE, END OF PERIOD                                  $             $9.68
  9.  Total return*                                                   %           (3.10%)
 10.  Net assets, end of period (in millions)                         $               $63
 11.  Average net assets for the period (in millions)                 $               $55
 12.  Ratio of gross expenses to average net assets**                 %             1.52%
 13.  Ratio of net expenses to average net assets**                   %             1.50%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                        %             0.64%
 15.  Portfolio turnover rate**                                       %                0%
--------------------------------------------------------------------------------------------


(1) Fiscal period from June 29, 2001 (inception) to October 31, 2001.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                               Janus Equity Funds prospectus  85

JANUS CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                   2002         2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD              $      $24.25      $22.57      $15.59      $13.98
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.17        0.15        0.14        0.05
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                 (4.98)        2.25        7.17        2.47
  4.  Total from investment operations                         (4.81)        2.40        7.31        2.52
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                   (0.13)      (0.14)      (0.15)      (0.03)
  6.  Distributions (from capital gains)                           --      (0.58)      (0.18)      (0.88)
  7.  Distributions (in excess of capital
      gains)                                                   (2.53)          --          --          --
  8.  Total distributions                                      (2.66)      (0.72)      (0.33)      (0.91)
  9.  NET ASSET VALUE, END OF PERIOD                    $      $16.78      $24.25      $22.57      $15.59
 10.  Total return                                      %      (21.70%)    10.65%      47.22%      19.21%
 11.  Net assets, end of period (in millions)           $        $733      $1,027        $781        $201
 12.  Average net assets for the period (in
      millions)                                         $        $876      $1,019        $571        $134
 13.  Ratio of gross expenses to average net
      assets                                            %       0.95%       0.95%       1.02%       1.21%
 14.  Ratio of net expenses to average net
      assets                                            %       0.93%       0.93%       1.01%       1.18%
 15.  Ratio of net investment income/(loss) to
      average net assets                                %       0.85%       0.65%       0.81%       0.41%
 16.  Portfolio turnover rate                           %        115%        116%         81%        101%
---------------------------------------------------------------------------------------------------------


 86  Janus Equity Funds prospectus

JANUS GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                   2002         2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD              $      $40.88      $36.84      $26.45      $25.07
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.32        0.18        0.26        0.08
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                 (11.24)       5.84       12.27        3.72
  4.  Total from investment operations                         (10.92)       6.02       12.53        3.80
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                   (0.35)      (0.14)      (0.27)      (0.04)
  6.  Distributions (from capital gains)                       (0.53)      (1.84)      (1.87)      (2.38)
  7.  Distributions (in excess of capital
      gains)                                                   (1.09)          --          --          --
  8.  Total distributions                                      (1.97)      (1.98)      (2.14)      (2.42)
  9.  NET ASSET VALUE, END OF PERIOD                    $      $27.99      $40.88      $36.84      $26.45
 10.  Total return                                      %      (27.66%)    16.44%      49.59%      16.73%
 11.  Net assets, end of period (in millions)           $      $6,575      $9,306      $5,837      $2,819
 12.  Average net assets for the period (in
      millions)                                         $      $7,758      $8,594      $4,375      $2,479
 13.  Ratio of gross expenses to average net
      assets                                            %       0.87%       0.89%       0.92%       0.96%
 14.  Ratio of net expenses to average net
      assets                                            %       0.86%       0.88%       0.90%       0.94%
 15.  Ratio of net investment income/(loss) to
      average net assets                                %       0.96%       0.49%       0.37%       0.33%
 16.  Portfolio turnover rate                           %         59%         41%         43%         95%
---------------------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  87

JANUS BALANCED FUND
----------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31st
                                                    2002         2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD               $      $22.83      $21.79      $17.22      $16.73
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                       0.56        0.61        0.42        0.33
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                  (2.48)        1.33        4.69        2.00
  4.  Total from investment operations                          (1.92)        1.94        5.11        2.33
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                    (0.61)      (0.58)      (0.43)      (0.35)
  6.  Distributions (from capital gains)                        (0.04)      (0.32)      (0.11)      (1.49)
  7.  Distributions (in excess of capital gains)                (0.99)          --          --          --
  8.  Total distributions                                       (1.64)      (0.90)      (0.54)      (1.84)
  9.  NET ASSET VALUE, END OF PERIOD                     $      $19.27      $22.83      $21.79      $17.22
 10.  Total return                                       %      (8.83%)      8.93%      29.89%      15.48%
 11.  Net assets, end of period (in millions)            $      $4,410      $4,773      $2,930        $830
 12.  Average net assets for the period (in
      millions)                                          $      $4,663      $4,072      $1,954        $537
 13.  Ratio of gross expenses to average net
      assets                                             %       0.85%       0.87%       0.92%       1.03%
 14.  Ratio of net expenses to average net assets        %       0.83%       0.85%       0.91%       1.01%
 15.  Ratio of net investment income/(loss) to
      average net assets                                 %       2.79%       2.92%       2.37%       2.34%
 16.  Portfolio turnover rate                            %        117%         87%         64%         73%
----------------------------------------------------------------------------------------------------------


 88  Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                               Janus Equity Funds prospectus  89

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties,

 90  Janus Equity Funds prospectus
               rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.


               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

                                               Janus Equity Funds prospectus  91

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics

 92  Janus Equity Funds prospectus
               similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).


               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a

                                               Janus Equity Funds prospectus  93
               specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 94  Janus Equity Funds prospectus

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February 28, 2003



                                      CLOSED TO NEW INVESTORS


                                      Janus Twenty Fund


                                      Janus Venture Fund



                                      Janus Overseas Fund



                               JANUS EQUITY FUNDS

                                   Prospectus

     Although the Funds are closed, current investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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                RISK/RETURN SUMMARY
                   Domestic and Global/International Equity
                   Funds.........................................    2
                   Fees and expenses.............................    9

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Domestic Equity Funds.........................   11
                   Global/International Equity Fund..............   11
                   General portfolio policies....................   13
                   Risks.........................................   16

                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   22
                   Minimum investments...........................   24
                   Types of account ownership....................   24
                   To open an account or buy shares..............   28
                   To exchange shares............................   29
                   To sell shares................................   29
                   Shareholder services and account policies.....   36

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   41
                   Management expenses...........................   41
                   Portfolio managers............................   42

                OTHER INFORMATION................................   44

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   45
                   Distribution options..........................   46
                   Taxes.........................................   46

                FINANCIAL HIGHLIGHTS.............................   48

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   52
                   Futures, options and other derivatives........   55
                   Other investments, strategies and/or
                   techniques....................................   56


                                                Janus Equity Funds prospectus  1

RISK/RETURN SUMMARY
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EQUITY FUNDS

               The Equity Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------

               JANUS DOMESTIC EQUITY FUNDS




               - JANUS TWENTY FUND seeks long-term growth of capital.


               - JANUS VENTURE FUND seeks capital appreciation.


               JANUS GLOBAL/INTERNATIONAL EQUITY FUND



               - JANUS OVERSEAS FUND seeks long-term growth of capital.




               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a significant portion of a Fund's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

 2  Janus Equity Funds prospectus

               Each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.



               JANUS TWENTY FUND invests primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS VENTURE FUND invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.




               JANUS OVERSEAS FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.




3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?


               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               JANUS VENTURE FUND normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more

                                                Janus Equity Funds prospectus  3
               established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.


               JANUS OVERSEAS FUND may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.



               JANUS TWENTY FUND is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.




               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices. [TO BE UPDATED BY AMENDMENT]





 4  Janus Equity Funds prospectus

               JANUS TWENTY FUND


                 Annual returns for calendar years ended 12/31
                                        3.43%   (6.73%) 36.22%  27.85%  29.70%  73.39%  64.90%  (32.42%) (29.20%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (4/30/85)
                Janus Twenty Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                S&P 500 Index++                         %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                Russell Top 200 Growth Index+
                  (reflects no deduction for
                  expenses or taxes)                    %        %          %             %
                                                 ---------------------------------------



                * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

               + The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


                                                Janus Equity Funds prospectus  5

               JANUS VENTURE FUND


                 Annual returns for calendar years ended 12/31
                                        9.08%   5.46%   26.46%  8.02%   12.62%  23.22%  140.71% (45.77%) (11.93%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (4/30/85)
                Janus Venture Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                Russell 2000(R) Index++                 %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                Russell 2000 Growth Index+
                  (reflects no deduction for
                  expenses or taxes)                    %        %          %             %
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               ++ The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of
                  approximately $    million as of December 31, 2002.


               + The Russell 2000 Growth Index measures the performance of those
                 Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


 6  Janus Equity Funds prospectus

               JANUS OVERSEAS FUND


                 Annual returns for calendar years ended 12/31
                                        22.05%  28.83%  18.25%  16.03%  86.06%  (18.57%) (23.11%)
                                         1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                     1 year     5 years       (5/2/94)
                Janus Overseas Fund
                  Return Before Taxes                      %         %              %
                  Return After Taxes on
                    Distributions                          %         %              %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                           %         %              %
                Morgan Stanley Capital
                  International EAFE(R) Index+             %         %              %
                  (reflects no deduction for
                    expenses or taxes)
                                                    -----------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The Morgan Stanley Capital International EAFE(R) Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.



               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown

                                                Janus Equity Funds prospectus  7
               above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 8  Janus Equity Funds prospectus

FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Overseas Fund that you have held for 3 months or less you may pay a redemption fee.



               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus Overseas Fund
                  held 3 months or less (as a % of amount
                  redeemed)*                                      1.00%



               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

                                                Janus Equity Funds prospectus  9

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2002. [TO BE UPDATED BY AMENDMENT]



                                           Management     Other      Total Annual Fund
                                              Fee        Expenses    Operating Expenses
  Janus Twenty Fund                          0.65%            %                %
  Janus Venture Fund                         0.65%            %                %
  Janus Overseas Fund                        0.65%            %                %


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               1 Year     3 Years    5 Years    10 Years
                                               -----------------------------------------
  Janus Twenty Fund                              $         $          $          $
  Janus Venture Fund                             $         $          $          $
  Janus Overseas Fund                            $         $          $          $


 10  Janus Equity Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

JANUS DOMESTIC EQUITY FUNDS



               JANUS TWENTY FUND
               Janus Twenty Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS VENTURE FUND
               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.



JANUS GLOBAL/INTERNATIONAL EQUITY FUND



               JANUS OVERSEAS FUND
               Janus Overseas Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least

                                               Janus Equity Funds prospectus  11
               five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.




The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

 12  Janus Equity Funds prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for Janus Venture Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Twenty Fund) are more likely to invest in larger, more established issuers.




GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or

                                               Janus Equity Funds prospectus  13
               declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of each Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales (no more than 8% of a Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

 14  Janus Equity Funds prospectus

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment

                                               Janus Equity Funds prospectus  15
               style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES JANUS TWENTY FUND'S CLASSIFICATION AS A NONDIVERSIFIED FUND AFFECT THE FUND'S RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single


 16  Janus Equity Funds prospectus
               stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Twenty Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?


               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.




3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries,
                                               Janus Equity Funds prospectus  17
                 there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse

 18  Janus Equity Funds prospectus
               movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Janus Venture Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

                                               Janus Equity Funds prospectus  19

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Manual

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Funds are closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Funds and/or open new Fund accounts (see "Types of Account Ownership," "Tax-Deferred Accounts," and "Shareholder Services and Account Policies"). Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information

- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.


* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 22  Shareholder's manual

JANUS XPRESSLINE(TM)

1-888-979-7737


- 24-HOUR AUTOMATED PHONE SYSTEM



JANUS REPRESENTATIVES

1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

                                                        Shareholder's manual  23

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP

               Individual accounts are owned by one person. Joint accounts have two or more owners. Although the Funds are closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will also appear in the registration of a new Fund account, you may open a new Fund account directly with Janus or through certain intermediaries. If you are an employee, or living at the same address as an employee, of Janus Capital Management LLC or any of its subsidiaries, you may open a new Fund account directly with Janus.


               CUSTODIAL ACCOUNTS (UGMA OR UTMA)

               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.


 24  Shareholder's manual

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although the Funds are closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS


               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.


               Although the Funds are closed, if you are an existing or new participant in a qualified plan (for example, a 401(k) plan, profit sharing plan, or money purchase pension plan), 403(b) plan, or 457 plan that currently offers a Fund as an investment option, you may direct contributions to the Fund through such plan. However, qualified retirement plans that do not currently offer a Fund will not be able to add such Fund as an investment option.

               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

                                                        Shareholder's manual  25

               TRADITIONAL AND ROTH IRAS

               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.


               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.


               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.


 26  Shareholder's manual

               ALTHOUGH THE FUNDS ARE CLOSED, CURRENT INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S MANUAL MAY CONTINUE TO INVEST IN THE FUNDS AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF A FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ELIGIBLE INVESTORS SHOULD REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS RECEIVED AND ACCEPTED.

                                                        Shareholder's manual  27

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------


 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.


 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 28  Shareholder's manual

    TO EXCHANGE SHARES                    TO SELL SHARES
    --------------------------------      --------------------------------
                                          REMEMBER THAT THE FUNDS ARE
                                          CLOSED. UNLESS YOU MEET THE
                                          CRITERIA SPECIFIED IN THIS
                                          SHAREHOLDER'S MANUAL, ONCE YOU
                                          CLOSE YOUR ACCOUNT, YOU MAY NOT
                                          MAKE ADDITIONAL INVESTMENTS IN
                                          THE FUNDS.
    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at janus.com.                         at janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - All accounts are automatically      - All accounts are automatically
      eligible to exchange shares by        eligible to sell shares by
      telephone. To exchange all or         telephone. To sell all or a
      a portion of your shares into         portion of your shares, call
      any other available Janus             Janus XpressLine(TM) or a
      fund, call Janus                      Janus Representative. You may
      XpressLine(TM) or a Janus             not redeem more than $100,000
      Representative.                       from your account by
                                            telephone.



                                          BY WIRE
                                          --------------------------------
                                          - You can redeem shares by wire.
                                            For wiring instructions, call
                                            a Janus Representative.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in the "Written          instructions in the "Written
      Instructions" section of this         Instructions" section of this
      manual.                               manual.



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This option allows you to sell
      money you would like                  shares worth a specific dollar
      automatically exchanged from          amount from your account on a
      one Fund account to another on        regular basis.
      any day of the month. You may
      establish this program for as
      little as $100 per exchange.
    --------------------------------      --------------------------------
     Note: For more information,           Note: Also refer to the
           refer to the "Exchange                "Payment of Redemption
           Policies" section of this             Proceeds" section of this
           manual.                               manual for more infor-
                                                 mation.


                                                        Shareholder's manual  29

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment

 30  Shareholder's manual
                 will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.


               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.



               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


                                                        Shareholder's manual  31

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.


               - You may make four exchanges out of each Janus fund (exclusive of Systematic Exchanges) per 12 month period. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - An exchange from Janus Overseas Fund of shares held 3 months or less may be subject to the Fund's 1.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain qualified plans; (2) certain broker wrap fee programs; and (3) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.


               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 32  Shareholder's manual

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Funds are not intended for market timing or excessive trading. To deter these activities, the Funds or their agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of a Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Funds or their agents also may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by a Fund on the next business day after receipt of the order. For transactions placed directly with the Funds, the Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

                                                        Shareholder's manual  33

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.


               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.



               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

 34  Shareholder's manual

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:


               - You request a redemption by check that exceeds $100,000 per account.


               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.


               - You would like your redemption proceeds wired to a bank account other than a bank account of record.


               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.


               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:



               - It does not appear valid or in good form.



               - The transaction amount exceeds the surety bond limit of the signature guarantee.



               - The guarantee stamp has been reported as stolen, missing or counterfeit.


               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see

                                                        Shareholder's manual  35
               if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.


SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other

 36  Shareholder's manual
               charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               Although the Funds are closed, if you are a discretionary investment adviser, you may continue to invest in the Funds through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with any of the Funds or add new investors to existing omnibus accounts.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (currently 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

                                                        Shareholder's manual  37

               ONLINE OR TELEPHONE TRANSACTIONS


               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do

 38  Shareholder's manual
               not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

               ADDRESS CHANGES


               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.


               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES


               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.


                                                        Shareholder's manual  39

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

 40  Shareholder's manual

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.


               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.65% of its average daily net assets.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.



                                               Janus Equity Funds prospectus  41

PORTFOLIO MANAGERS

WILLIAM H. BALES
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr.
                   Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado. Mr. Bales has earned the right to use the Chartered Financial Analyst designation.



HELEN YOUNG HAYES
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Overseas Fund and Janus Worldwide Fund. She joined Janus Capital in 1987 and has served as Portfolio Manager or a Co-Manager of Janus Overseas Fund and Janus Worldwide Fund since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. Ms. Hayes is the Managing Director of Investments and a Director of Janus Capital. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.




 42  Janus Equity Funds prospectus

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Manager of Janus
                   Overseas Fund, for which he has served as Co-Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Masters degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial
                   Analyst designation.



SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus
                   Fund from its inception to August 1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from Colorado College.



                                               Janus Equity Funds prospectus  43

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               The Funds have discontinued sales of their shares because their management and the Trustees believe that a substantial increase in size may adversely affect a Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 44  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

                                               Janus Equity Funds prospectus  45
               increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of

 46  Janus Equity Funds prospectus
               investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                               Janus Equity Funds prospectus  47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.


               [TO BE UPDATED BY AMENDMENT]



 48  Janus Equity Funds prospectus

JANUS TWENTY FUND
----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                 2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $       $71.07       $69.72       $42.98      $35.16
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                     0.32           --         0.21        0.12
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (33.33)         5.62        26.97       12.26
  4.  Total from investment operations                       (33.01)         5.62        27.18       12.38
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                      --       (0.08)       (0.14)      (0.10)
  6.  Dividends (in excess of net investment
      income)                                                     --       (0.11)           --          --
  7.  Distributions (from capital gains)                          --       (4.08)       (0.30)      (4.46)
  8.  Distributions (in excess of capital
      gains)                                                  (1.75)           --           --          --
  9.  Total distributions                                     (1.75)       (4.27)       (0.44)      (4.56)
 10.  NET ASSET VALUE, END OF PERIOD                  $       $36.31       $71.07       $69.72      $42.98
 11.  Total return                                    %      (47.43%)       7.40%       63.51%      40.58%
 12.  Net assets, end of period (in millions)         $      $14,378      $31,008      $28,793      $11,255
 13.  Average net assets for the period (in
      millions)                                       $      $20,321      $34,529      $22,207      $8,025
 14.  Ratio of gross expenses to average net
      assets                                          %        0.84%        0.86%        0.88%       0.91%
 15.  Ratio of net expenses to average net
      assets                                          %        0.84%        0.85%        0.87%       0.90%
 16.  Ratio of net investment income/(loss)
      to average net assets                           %        0.63%      (0.13%)        0.40%       0.39%
 17.  Portfolio turnover rate                         %          50%          27%          40%         54%
----------------------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  49

JANUS VENTURE FUND
-----------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                                  2002      2001      2000      1999      1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD             $    $82.39    $89.71    $49.81   $58.84
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                     --        --        --   (0.09)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                       (29.02)      6.94     44.31     0.43
  4.  Total from investment operations                     (29.02)      6.94     44.31     0.34
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                    --        --        --       --
  6.  Dividends (in excess of net investment
      income)                                                   --        --        --   (0.07)
  7.  Distributions (from capital gains)                    (5.20)   (14.26)    (4.41)   (9.30)
  8.  Distributions (in excess of capital
      gains)                                               (11.18)        --        --       --
  9.  Total distributions                                  (16.38)   (14.26)    (4.41)   (9.37)
 10.  NET ASSET VALUE, END OF PERIOD                   $    $36.99    $82.39    $89.71   $49.81
 11.  Total return                                     %   (40.67%)    3.79%    94.42%    1.07%
 12.  Net assets, end of period (in millions)          $    $1,009    $1,923    $1,860   $1,036
 13.  Average net assets for the period (in
      millions)                                        $    $1,313    $2,504    $1,351   $1,174
 14.  Ratio of gross expenses to average net
      assets                                           %     0.87%     0.87%     0.93%    0.94%
 15.  Ratio of net expenses to average net
      assets                                           %     0.86%     0.86%     0.92%    0.93%
 16.  Ratio of net investment income/(loss) to
      average net assets                               %   (0.36%)   (0.35%)   (0.55%)   (0.29%)
 17.  Portfolio turnover rate                          %       70%       87%      104%      90%
-----------------------------------------------------------------------------------------------


 50  Janus Equity Funds prospectus

JANUS OVERSEAS FUND
---------------------------------------------------------------------------------------------
                                                         Years ended October 31st
                                               2002      2001      2000      1999      1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD          $    $33.44    $25.35    $17.95    $17.94
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.28      0.01        --      0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                    (11.42)      8.22      7.49      0.54
  4.  Total from investment operations                  (11.14)      8.23      7.49      0.62
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                            (0.20)        --    (0.08)    (0.10)
  6.  Dividends (in excess of net
      investment income)                                     --        --    (0.01)        --
  7.  Distributions (from capital gains)                     --    (0.14)        --    (0.51)
  8.  Distributions (in excess of capital
      gains)                                             (3.66)        --        --        --
  9.  Total distributions                                (3.86)    (0.14)    (0.09)    (0.61)
 10.  NET ASSET VALUE, END OF PERIOD                $    $18.44    $33.44    $25.35    $17.95
 11.  Total return                                  %   (37.09%)   32.59%    41.77%     3.55%
 12.  Net assets, end of period (in
      millions)                                     $    $4,989    $9,380    $5,640    $3,889
 13.  Average net assets for the period (in
      millions)                                     $    $6,946    $9,863    $4,578    $3,949
 14.  Ratio of gross expenses to average
      net assets                                    %     0.87%     0.89%     0.92%     0.96%
 15.  Ratio of net expenses to average net
      assets                                        %     0.85%     0.88%     0.91%     0.94%
 16.  Ratio of net investment income/(loss)
      to average net assets                         %     0.77%     0.22%   (0.03%)     0.58%
 17.  Portfolio turnover rate                       %       65%       62%       92%      105%
---------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  51

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 52  Janus Equity Funds prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties,

                                               Janus Equity Funds prospectus  53
               rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.


               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

 54  Janus Equity Funds prospectus

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics

                                               Janus Equity Funds prospectus  55
               similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).


               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a

 56  Janus Equity Funds prospectus
               specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                               Janus Equity Funds prospectus  57

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                 February 28, 2003



                                 Janus Flexible Income Fund
                                 Janus Federal Tax-Exempt Fund
                                 Janus High-Yield Fund
                                 Janus Short-Term Bond Fund
                                 Janus Money Market Fund
                                 Janus Tax-Exempt Money Market Fund
                                 Janus Government Money Market Fund

                               JANUS INCOME FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Fixed-income funds............................    2
                   Money market funds............................   10
                   Fees and expenses.............................   14
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Fixed-income funds............................   16
                   Money market funds............................   25
                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   34
                   Minimum investments...........................   35
                   Types of account ownership....................   35
                   To open an account or buy shares..............   38
                   To exchange shares............................   39
                   To sell shares................................   39
                   Shareholder services and account policies.....   47
                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   52
                   Management expenses...........................   52
                   Portfolio managers............................   53
                OTHER INFORMATION................................   56
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   57
                   Distribution options..........................   59
                   Taxes.........................................   60
                FINANCIAL HIGHLIGHTS.............................   62
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   69
                   Futures, options and other derivatives........   73
                   Other investments, strategies and/or
                   techniques....................................   75
                RATING CATEGORIES
                   Explanation of rating categories..............   76

                                                Janus Income Funds prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund are designed for long-term investors who primarily seek current income. Janus Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME FUNDS?

--------------------------------------------------------------------------------
               - JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               - JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of
                 current income exempt from federal income tax as is consistent with preservation of capital.

               - JANUS HIGH-YIELD FUND seeks to obtain high current income.
                 Capital appreciation is a secondary objective when consistent with its primary objective.

               - JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective(s) or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective(s).

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME FUNDS?

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio

 2  Janus Income Funds prospectus
               manager is unable to find such investments, a Fund's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each of the Fixed-Income Funds may invest without limit in foreign debt and equity securities.


               JANUS FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.


               JANUS FEDERAL TAX-EXEMPT FUND invests primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.


               JANUS HIGH-YIELD FUND invests, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.


               JANUS SHORT-TERM BOND FUND invests, under normal circumstances, at least 80% of its net assets in debt securities such as corporate bonds or notes, or U.S. Treasury Bonds. It implements this policy by investing primarily in short- and intermediate-term fixed-income securities and may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average weighted effective maturity of 3 years or less under normal circumstances.


               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.


                                                Janus Income Funds prospectus  3

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME FUNDS?

               Although the Fixed-Income Funds may be less volatile than funds that invest most of their assets in common stocks, the Funds' returns and yields will vary, and you could lose money.

               The Funds invest in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Funds' net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fixed-Income Funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Fixed-Income Funds.

               At times, JANUS FEDERAL TAX-EXEMPT FUND may invest more than 25% of its assets in tax-exempt securities related in such a way that a negative economic, business or political development or change affecting the invested security could also negatively affect other securities in the same category.

               Each of the Fixed-Income Funds may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Funds may vary significantly, depending upon their holdings of high-yield/high-risk bonds.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4  Janus Income Funds prospectus

               The following information provides some indication of the risks of investing in the Fixed-Income Funds by showing how each of the Fixed-Income Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


               JANUS FLEXIBLE INCOME FUND


                 Annual returns for calendar years ended 12/31
                                        15.70%  (2.92%) 21.15%  6.88%   11.43%  8.84%   0.46%   4.89%   7.23%
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                        Average annual total return for periods ended 12/31/02
                                        ------------------------------------------------------
                                                                               Since Inception
                                             1 year    5 years    10 years        (7/7/87)
                Janus Flexible Income Fund
                  Return Before Taxes            %          %           %               %
                  Return After Taxes on
                    Distributions                %          %           %               %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*              %          %           %               %
                Lehman Brothers
                  Gov't/Credit Index+            %          %           %               %
                  (reflects no deduction
                  for expenses or taxes)
                                             -------------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                Janus Income Funds prospectus  5

               JANUS FEDERAL TAX-EXEMPT FUND


                 Annual returns for calendar years ended 12/31
                                        (7.77%) 15.84%  4.71%   8.98%   5.31%   (4.39%) 8.91%   3.14%
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                                        1 year    5 years       (5/3/93)
                Janus Federal Tax-Exempt Fund
                  Return Before Taxes                       %          %              %
                  Return After Taxes on Distributions       %          %              %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*                %          %              %
                Lehman Brothers Municipal Bond Index+       %          %              %
                  (reflects no deduction for expenses
                  or taxes)
                                                        --------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + Lehman Brothers Municipal Bond Index is composed of
                 approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

 6  Janus Income Funds prospectus

               JANUS HIGH-YIELD FUND


                 Annual returns for calendar years ended 12/31
                                        23.99%  15.47%  0.97%   5.54%   2.50%   4.59%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                                        1 year    5 years      (12/29/95)
                Janus High-Yield Fund
                  Return Before Taxes                       %          %              %
                  Return After Taxes on Distributions       %          %              %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*                %          %              %
                Lehman Brothers High-Yield Bond Index+      %          %              %
                  (reflects no deduction for fees,
                  expenses or taxes)
                                                        --------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + Lehman Brothers High-Yield Bond Index is composed of
                 fixed-rate, publicly issued, noninvestment grade debt.

                                                Janus Income Funds prospectus  7

               JANUS SHORT-TERM BOND FUND


                 Annual returns for calendar years ended 12/31
                                        6.18%   0.35%   7.95%   6.19%   6.61%   6.77%   2.91%   7.74%   6.85%
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                 Worst Quarter:



                                        Average annual total return for periods ended 12/31/02
                                        ------------------------------------------------------
                                                                               Since Inception
                                              1 year    5 years    10 years       (9/1/92)
                Janus Short-Term Bond Fund
                  Return Before Taxes             %          %          %               %
                  Return After Taxes on
                    Distributions                 %          %          %               %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*               %          %          %               %
                Lehman Brothers Gov't/Credit
                  1-3 Year Index+                 %          %          %               %
                  (reflects no deduction for
                  expenses or taxes)
                                              ------------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + Lehman Brothers Gov't/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 8  Janus Income Funds prospectus

               Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Funds' current yields.

               The Fixed-Income Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                Janus Income Funds prospectus  9

MONEY MARKET FUNDS

               The Money Market Funds are designed for investors who seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from


 10  Janus Income Funds prospectus
               federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.


               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.


               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.



                                               Janus Income Funds prospectus  11

               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Investor Shares Class of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated. [TO BE UPDATED BY AMENDMENT]


               JANUS MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        5.06%   5.25%   5.20%   4.77%   6.05%   3.78%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                 Worst Quarter:


               JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        3.18%   3.22%   3.20%   2.89%   3.64%   2.42%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                 Worst Quarter:


 12  Janus Income Funds prospectus

               JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        4.97%   5.11%   5.06%   4.66%   5.94%   3.73%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                 Worst Quarter:



               The 7-day yield on December 31, 2002 was     % for Janus Money
               Market Fund - Investor Shares;     % for Janus Tax-Exempt Money
               Market Fund - Investor Shares; and     % for Janus Government
               Money Market Fund - Investor Shares, respectively. For the Funds' current yields, call Janus XpressLine(TM) at 1-888-979-7737.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                               Janus Income Funds prospectus  13

FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for 3 months or less you may pay a redemption fee.



               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus High-Yield
                  Fund held 3 months or less (as a % of amount
                  redeemed)*                                      1.00%


               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 14  Janus Income Funds prospectus

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2002. [TO BE UPDATED BY AMENDMENT]



                                 Janus            Janus Federal          Janus         Janus Short-Term
                          Flexible Income Fund   Tax-Exempt Fund    High-Yield Fund        Bond Fund
  Management Fee                     %                     %                  %                   %
  Other Expenses                     %                     %                  %                   %
  Total Annual Fund
    Operating Expenses
    Without Waivers*                 %                     %                  %                   %
  Total Waivers                      %                     %                  %                   %
  Total Annual Fund
    Operating Expenses
    With Waivers*                    %                     %                  %                   %



                                            Janus Money     Janus Tax-Exempt    Janus Government
  Investor Shares                           Market Fund     Money Market Fund   Money Market Fund
  Management Fee                                    %                  %                   %
  Other Expenses                                    %                  %                   %
  Total Annual Fund Operating Expenses
    Without Reductions*                             %                  %                   %
  Total Reductions                                  %                  %                   %
  Total Annual Fund Operating Expenses
    With Reductions*                                %                  %                   %



 * All expenses are stated both with and without contractual waivers or reductions by Janus Capital. Waivers, if applicable, for the Fixed-Income Funds are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue such waivers and reductions until at least the next annual renewal of the advisory agreements.


 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            1 Year   3 Years   5 Years   10 Years
                                                            -------------------------------------
  Janus Flexible Income Fund                                 $        $         $         $
  Janus Federal Tax-Exempt Fund                              $        $         $         $
  Janus High-Yield Fund                                      $        $         $         $
  Janus Short-Term Bond Fund                                 $        $         $         $
  Janus Money Market Fund - Investor Shares                  $        $         $         $
  Janus Tax-Exempt Money Market Fund - Investor Shares       $        $         $         $
  Janus Government Money Market Fund - Investor Shares       $        $         $         $





                                               Janus Income Funds prospectus  15

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               This section takes a closer look at the investment objectives of each of the Fixed-Income Funds, their principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's assets may be in cash or similar investments.



               JANUS FLEXIBLE INCOME FUND

               Janus Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


 16  Janus Income Funds prospectus

               JANUS FEDERAL TAX-EXEMPT FUND
               Janus Federal Tax-Exempt Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

               JANUS HIGH-YIELD FUND

               Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.


               JANUS SHORT-TERM BOND FUND
               Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. It invests, under normal circumstances, at least 80% of its net assets in short- and intermediate term securities such as corporate bonds or notes or U.S. Treasury bonds. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average weighted effective maturity of three years or less under normal circumstances.

               "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

                                               Janus Income Funds prospectus  17

The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?

               A portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his or her analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the

 18  Janus Income Funds prospectus
               coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Fixed-Income Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fixed-Income Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily

                                               Janus Income Funds prospectus  19
               due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.

               OTHER TYPES OF INVESTMENTS
               The Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - common stocks


               - pass-through securities including mortgage- and asset-backed securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)



               - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)



               - options, futures, forwards, swaps and other types of
                 derivatives individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 20  Janus Income Funds prospectus

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


                                               Janus Income Funds prospectus  21

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


               Janus High-Yield Fund and Janus Flexible Income Fund have historically had relatively high portfolio turnover due to the nature of the securities in which these Funds invest. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates. [TO BE UPDATED BY AMENDMENT]


 22  Janus Income Funds prospectus

RISKS

               Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

               The chart below shows that the Fixed-Income Funds differ substantially in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                         Primary                        Interest
                                     Investment Type      Credit Risk   Rate Risk
---------------------------------------------------------------------------------
  Janus Flexible Income Fund      Corporate Bonds         High          High
  Janus Federal Tax-Exempt Fund   Municipal Securities    Low           High
  Janus High-Yield Fund           Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund      Corporate Bonds         Moderate      Low

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

                                               Janus Income Funds prospectus  23

3. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependant on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


               Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.


5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse

 24  Janus Income Funds prospectus
               than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:




               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs

MONEY MARKET FUNDS

               This section takes a closer look at the investment objective of each of the Money Market Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


                                               Janus Income Funds prospectus  25

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

 26  Janus Income Funds prospectus

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

                                               Janus Income Funds prospectus  27

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars


               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)


               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest


               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


               JANUS TAX-EXEMPT MONEY MARKET FUND


               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt


 28  Janus Income Funds prospectus
               from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:


               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

                                               Janus Income Funds prospectus  29

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

 30  Janus Income Funds prospectus

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES

               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.


               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

                                               Janus Income Funds prospectus  31

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 32  Janus Income Funds prospectus

                               JANUS INCOME FUNDS
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information

- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms.



JANUS XPRESSLINE(TM)


1-888-979-7737


- 24-HOUR AUTOMATED PHONE SYSTEM



JANUS REPRESENTATIVES

1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821
* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

 34  Shareholder's manual

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP

               Individual accounts are owned by one person. Joint accounts have two or more owners. You may open and maintain this type of account on janus.com.


               CUSTODIAL ACCOUNTS (UGMA OR UTMA)

               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application. You may open and maintain this type of account on janus.com.


               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

                                                        Shareholder's manual  35

TAX-DEFERRED ACCOUNTS


               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may handle corporate rollovers or a transfer of assets from a tax-deferred account via janus.com.


               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS

               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. You may open and maintain this type of account via janus.com.


               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. You may open and maintain this type of account via janus.com.


               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

 36  Shareholder's manual

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. You may open and maintain this type of account via janus.com.


               Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next NAV calculated after your order is received and accepted.

                                                        Shareholder's manual  37

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. Janus.com will provide real-time confirmation of your transaction. You may handle corporate rollovers or a transfer of assets from a tax deferred account via janus.com.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------


 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus Representative.


 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 38  Shareholder's manual

    TO EXCHANGE SHARES                  TO SELL SHARES



    ONLINE AT www.janus.com             ONLINE AT www.janus.com
    ------------------------------      ------------------------------
    - Exchanges may be made online      - Redemptions may be made
      at janus.com.                       online at janus.com.



    BY TELEPHONE                        BY TELEPHONE
    ------------------------------      ------------------------------
    - All accounts are                  - All accounts are
      automatically eligible to           automatically eligible to
      exchange shares by                  sell shares by telephone. To
      telephone. To exchange all          sell all or a portion of
      or a portion of your shares         your shares, call Janus
      into any other available            XpressLine(TM) or a Janus
      Janus fund, call Janus              Representative. You may not
      XpressLine(TM) or a Janus           redeem more than $100,000
      Representative.                     from your account by
                                          telephone.



                                        BY WIRE
                                        ------------------------------
                                        - You can redeem shares by
                                          wire. For wiring
                                          instructions, call a Janus
                                          Representative.



    BY MAIL/IN WRITING                  BY MAIL/IN WRITING
    ------------------------------      ------------------------------
    - To request an exchange in         - To request a redemption in
      writing, please follow the          writing, please follow the
      instructions in the "Written        instructions in the "Written
      Instructions" section of            Instructions" section of
      this manual.                        this manual.



    BY SYSTEMATIC EXCHANGE              BY SYSTEMATIC REDEMPTION
    ------------------------------      ------------------------------
    - You determine the amount of       - This option allows you to
      money you would like                sell shares worth a specific
      automatically exchanged from        dollar amount from your
      one Fund account to another         account on a regular basis.
      on any day of the month. You
      may establish this program
      for as little as $100 per
      exchange.
    ------------------------------      ------------------------------
     Note: For more information,         Note: Also refer to the
           refer to the "Exchange              "Payment of Redemption
           Policies" section of                Proceeds" section of
           this manual.                        this manual for more
                                               information.


                                                        Shareholder's manual  39

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment

 40  Shareholder's manual
                 will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.


               Note: For the fastest and easiest way to exchange shares, log onto janus.com* 24 hours a day, 7 days a week.



               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


                                                        Shareholder's manual  41

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               - You may make four exchanges out of each Janus fund (exclusive of Systematic Exchanges) per calendar year. These limits do not apply to exchanges into or out of the Money Market Funds. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


               - An exchange from Janus High-Yield Fund of shares held 3 months or less may be subject to the Fund's 1.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain qualified plans; (2) certain broker wrap fee programs; and (3) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.


               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

 42  Shareholder's manual

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Funds are not intended for market timing or excessive trading. To deter these activities, the Funds or their agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of a Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Funds or their agents also may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by a Fund on the next business day after receipt of the order. For transactions placed directly with the Funds, the Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

                                                        Shareholder's manual  43

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               As discussed under "Exchange Policies," Janus High-Yield Fund will deduct a redemption fee of 1.00% from your redemption proceeds if you sell shares you have held 90 days or less. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the redemption fee, if applicable.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor shares Class of Janus Money Market Fund during the 15 day hold period.


               Note: For the fastest and easiest way to redeem shares, log on to janus.com* 24 hours a day, 7 days a week.



               * Certain account types do not allow transactions via janus.com.
                 For more information, access janus.com or refer to this Shareholder's Manual.


 44  Shareholder's manual

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:


               - You request a redemption by check that exceeds $100,000 per account.


               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.


               - You would like your redemption proceeds wired to a bank account other than a bank account of record.


               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

                                                        Shareholder's manual  45

               A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:



               - It does not appear valid or in good form.



               - The transaction amount exceeds the surety bond limit of the signature guarantee.



               - The guarantee stamp has been reported as stolen, missing or counterfeit.


               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or the Fund's agent), minus any applicable redemption fee taken from your redemption proceeds for transactions in Janus High-Yield Fund. A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day") (and, in the case of the Money Market Funds, the Federal Reserve Banks are also open ("bank business day")) except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. In order to receive same day


 46  Shareholder's manual
               dividends for the Money Market Funds, your purchase request must be received by 3:00 p.m. New York time for the Janus Money Market Fund, 5:00 p.m. New York time for the Janus Government Money Market Fund and 12:00 p.m. New York time for the Janus Tax-Exempt Money Market Fund (the daily yield for the Money Market Funds is calculated after these times). The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market or the NYSE close early.


               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.



               The Fixed-Income Funds' portfolio securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Shares' NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

                                                        Shareholder's manual  47

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               CHECK WRITING PRIVILEGE

               Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling a Janus Representative. (There is no check writing privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. You may order checks any time on janus.com. Checks may be written for $250 or more per check. Purchases made by check or the Automatic Monthly Investment Program may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

 48  Shareholder's manual

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (currently 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE AND TELEPHONE TRANSACTIONS


               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you

                                                        Shareholder's manual  49
               to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

               ADDRESS CHANGES


               For the easiest way to change the address on your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.


 50  Shareholder's manual

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES


               For the easiest way to change your bank account of record or add new bank account information to your account, visit janus.com. You may also call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/ tenants in common account, at least one name on the bank account must match one name on the Fund account.


               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. Dividend information will be confirmed quarterly.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund

                                                        Shareholder's manual  51
               account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

 52  Shareholder's manual

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.


               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Funds' advisory agreement spells out the management fee and other expenses that the Funds must pay.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. For the most recent fiscal year, each Fund paid Janus Capital the following management fees (net of

                                               Janus Income Funds prospectus  53
               any fee waivers or reductions) based upon each Fund's average net assets: [TO BE UPDATED BY AMENDMENT]



                                                                        Management Fee
                                                                    (for Fiscal Year Ended
                                                                     October 31, 2002)(1)
                Janus Flexible Income Fund                                      %
                Janus Federal Tax-Exempt Fund                                   %
                Janus High-Yield Fund                                           %
                Janus Short-Term Bond Fund                                      %
                Janus Money Market Fund                                         %
                Janus Tax-Exempt Money Market Fund                              %
                Janus Government Money Market Fund                              %



               (1) For each Fund, Janus Capital has agreed to waive or reduce a portion of its management fee. Janus Capital has agreed to continue such waivers and reductions until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit.


PORTFOLIO MANAGERS

SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Institutional Cash Reserves Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


 54  Janus Income Funds prospectus

SANDY R. RUFENACHT
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He has managed Janus Short-Term Bond Fund since January 1996 and has served as a Portfolio Manager or a Co-Manager of Janus High-Yield Fund since June 1996. He served as Executive
                   Vice President and a Co-Manager of Janus Flexible Income
                   Fund from June 1996 to February 1998. Mr. Rufenacht is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Flexible Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial
                   Analyst designation.

                                               Janus Income Funds prospectus  55

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a money market analyst. Prior to joining Janus Capital, he was a Portfolio Manager for USAA Investment Management Company from 1991 to 1996. Mr. Thorderson holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business
                   Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 56  Janus Income Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-29JANUS.

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                               Janus Income Funds prospectus  57

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

FIXED-INCOME FUNDS

               Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Capital gains, if any, are declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.


 58  Janus Income Funds prospectus

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

MONEY MARKET FUNDS

               For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

                                               Janus Income Funds prospectus  59

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after these times will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION (THE FIXED-INCOME FUNDS ONLY). You
                  may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.

 60  Janus Income Funds prospectus

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

               Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is

                                               Janus Income Funds prospectus  61
               made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 62  Janus Income Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.


               [TO BE UPDATED BY AMENDMENT]



JANUS FLEXIBLE INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31st
                                                        2002        2001        2000        1999       1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                  $       $8.99       $9.35       $9.91      $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                          0.58        0.65        0.63      0.67
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                       0.50      (0.35)      (0.45)      0.12
  4.  Total from investment operations                               1.08        0.30        0.18      0.79
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                       (0.58)      (0.66)(1)   (0.63)      (0.67)
  6.  Distributions (from capital gains)                               --          --          --      (0.21)
  7.  Distributions (in excess of capital gains)                       --          --      (0.11)        --
  8.  Total distributions                                          (0.58)      (0.66)      (0.74)      (0.88)
  9.  NET ASSET VALUE, END OF PERIOD                        $       $9.49       $8.99       $9.35      $9.91
 10.  Total return                                          %      12.41%       3.31%       1.75%      8.14%
 11.  Net assets, end of period (in millions)               $      $1,326      $1,080      $1,279      $1,104
 12.  Average net assets for the period (in millions)       $      $1,147      $1,138      $1,266      $ 893
 13.  Ratio of gross expenses to average net assets         %       0.79%       0.81%       0.82%      0.84%
 14.  Ratio of net expenses to average net assets           %       0.77%       0.79%       0.81%      0.82%
 15.  Ratio of net investment income to average net
      assets                                                %       6.33%       7.31%       6.54%      6.68%
 16.  Portfolio turnover rate                               %        284%        173%        119%      148%
-----------------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

                                               Janus Income Funds prospectus  63

JANUS FEDERAL TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------
                                                                       Years ended October 31st
                                                          2002       2001        2000       1999       1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                    $      $6.74       $6.66      $7.27      $7.09
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                           0.31        0.34       0.34       0.34
  3.  Net gains or (losses) on securities (both realized
      and unrealized)                                                 0.27        0.08      (0.61)      0.18
  4.  Total from investment operations                                0.58        0.42      (0.27)      0.52
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                         (0.31)     (0.34)      (0.34)     (0.34)
  6.  Distributions (from capital gains)                                --          --         --         --
  7.  Total distributions                                            (0.31)     (0.34)      (0.34)     (0.34)
  8.  NET ASSET VALUE, END OF PERIOD                          $      $7.01       $6.74      $6.66      $7.27
  9.  Total return                                            %      8.80%       6.47%      (4.04%)    7.65%
 10.  Net assets, end of period (in millions)                 $       $129         $80        $96        $92
 11.  Average net assets for the period (in millions)         $       $105         $78       $102        $74
 12.  Ratio of gross expenses to average net assets(1)        %      0.68%       0.67%      0.66%      0.67%
 13.  Ratio of net expenses to average net assets             %      0.65%       0.65%      0.65%      0.65%
 14.  Ratio of net investment income to average net
      assets                                                  %      4.50%       5.09%      4.79%      4.76%
 15.  Portfolio turnover rate                                 %        60%        115%        62%       227%
------------------------------------------------------------------------------------------------------------



(1) The ratio was     % in 2002, 1.05% in 2001, 1.02% in 2000, 1.01% in 1999 and
    0.99% in 1998 before waiver of certain fees incurred by the Fund.


 64  Janus Income Funds prospectus

JANUS HIGH-YIELD FUND
------------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31st
                                                       2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                 $       $9.84      $10.03      $10.25      $11.83
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                         0.78        0.86        0.89        0.90
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                    (0.56)      (0.19)      (0.22)      (1.02)
  4.  Total from investment operations                              0.22        0.67        0.67      (0.12)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                      (0.78)(1)   (0.86)(1)   (0.89)      (0.90)
  6.  Distributions (from capital gains)                              --          --          --      (0.56)
  7.  Total distributions                                         (0.78)      (0.86)      (0.89)      (1.46)
  8.  NET ASSET VALUE, END OF PERIOD                       $       $9.28       $9.84      $10.03      $10.25
  9.  Total return                                         %       2.23%       6.72%       6.34%      (1.45%)
 10.  Net assets, end of period (in millions)              $        $409        $300        $264        $268
 11.  Average net assets for the period (in
      millions)                                            $        $382        $286        $297        $381
 12.  Ratio of gross expenses to average net
      assets(2)                                            %       1.03%       1.03%       1.02%       0.99%
 13.  Ratio of net expenses to average net assets          %       0.99%       1.00%       1.00%       0.96%
 14.  Ratio of net investment income to average net
      assets                                               %       8.04%       8.43%       8.48%       7.85%
 15.  Portfolio turnover rate                              %        358%        295%        310%        336%
------------------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(2) The ratio was     % in 2002, 1.05% in 2000 and 1.05% in 1999 before waiver
    of certain fees incurred by the Fund.


                                               Janus Income Funds prospectus  65

JANUS SHORT-TERM BOND FUND
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31st
                                                      2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                $       $2.86       $2.83       $2.91       $2.90
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                        0.14        0.16        0.16        0.17
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                     0.11        0.03      (0.08)        0.01
  4.  Total from investment operations                             0.25        0.19        0.08        0.18
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                     (0.14)      (0.16)      (0.16)      (0.17)
  6.  Distributions (from capital gains)                             --          --          --          --
  7.  Total distributions                                        (0.14)      (0.16)      (0.16)      (0.17)
  8.  NET ASSET VALUE, END OF PERIOD                      $       $2.97       $2.86       $2.83       $2.91
  9.  Total return                                        %       9.50%       6.65%       2.82%       6.49%
 10.  Net assets, end of period (in millions)             $        $524        $140        $139        $141
 11.  Average net assets for the period (in
      millions)                                           $        $285        $129        $136         $90
 12.  Ratio of gross expenses to average net
      assets(1)                                           %       0.66%       0.66%       0.66%       0.67%
 13.  Ratio of net expenses to average net assets         %       0.65%       0.65%       0.65%       0.65%
 14.  Ratio of net investment income to average net
      assets                                              %       4.70%       5.74%       5.59%       5.91%
 15.  Portfolio turnover rate                             %        201%        134%        101%        101%
-----------------------------------------------------------------------------------------------------------



(1) The ratio was     % in 2002, 0.98% in 2001, 1.03% in 2000, 1.03% in 1999 and
    1.06% in 1998 before waiver of certain fees incurred by the Fund.


 66  Janus Income Funds prospectus

JANUS MONEY MARKET FUND - INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31st
                                                      2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                $       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                        0.04        0.06        0.05        0.05
  3.  Total from investment operations                             0.04        0.06        0.05        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                     (0.04)      (0.06)      (0.05)      (0.05)
  5.  Total dividends and distributions                          (0.04)      (0.06)      (0.05)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                      $       $1.00       $1.00       $1.00       $1.00
  7.  Total return                                        %       4.52%       5.88%       4.69%       5.25%
  8.  Net assets, end of period (in millions)             $      $3,614      $3,166      $2,309      $1,492
  9.  Average net assets for the period (in
      millions)                                           $      $3,630      $2,982      $1,809      $1,124
 10.  Ratio of expenses to average net assets(1)          %       0.60%       0.60%       0.60%       0.60%
 11.  Ratio of net investment income to average net
      assets                                              %       4.43%       5.77%       4.61%       5.13%
-----------------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                               Janus Income Funds prospectus  67

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------------
                                                                       Years ended October 31st
                                                           2002       2001       2000       1999       1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                     $      $1.00      $1.00      $1.00      $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                            0.03       0.04       0.03       0.03
  3.  Total from investment operations                                 0.03       0.04       0.03       0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                          (0.03)     (0.04)     (0.03)     (0.03)
  5.  Total dividends and distributions                               (0.03)     (0.04)     (0.03)     (0.03)
  6.  NET ASSET VALUE, END OF PERIOD                           $      $1.00      $1.00      $1.00      $1.00
  7.  Total return                                             %      2.84%      3.58%      2.83%      3.23%
  8.  Net assets, end of period (in millions)                  $       $206       $171       $147       $105
  9.  Average net assets for the period (in millions)          $       $191       $168       $123        $91
 10.  Ratio of expenses to average net assets(1)               %      0.61%      0.60%      0.60%      0.60%
 11.  Ratio of net investment income to average net
      assets                                                   %      2.79%      3.53%      2.80%      3.16%
------------------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 68  Janus Income Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------------
                                                                       Years ended October 31st
                                                           2002       2001       2000       1999       1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                     $      $1.00      $1.00      $1.00      $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                            0.04       0.06       0.04       0.05
  3.  Total from investment operations                                 0.04       0.06       0.04       0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                          (0.04)     (0.06)     (0.04)     (0.05)
  5.  Distributions (from capital gains)                                 --         --         --         --
  6.  Total dividends and distributions                               (0.04)     (0.06)     (0.04)     (0.05)
  7.  NET ASSET VALUE, END OF PERIOD                           $      $1.00      $1.00      $1.00      $1.00
  8.  Total return                                             %      4.47%      5.76%      4.56%      5.12%
  9.  Net assets, end of period (in millions)                  $       $471       $330       $361       $213
 10.  Average net assets for the period (in millions)          $       $403       $341       $231       $151
 11.  Ratio of expenses to average net assets(1)               %      0.60%      0.60%      0.60%      0.60%
 12.  Ratio of net investment income to average net
      assets                                                   %      4.25%      5.61%      4.50%      5.01%
------------------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                               Janus Income Funds prospectus  69

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific

 70  Janus Income Funds prospectus
               maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the

                                               Janus Income Funds prospectus  71
               underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


               MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

               MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.


               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.


               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

 72  Janus Income Funds prospectus

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury

                                               Janus Income Funds prospectus  73
               bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange

 74  Janus Income Funds prospectus
               traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a

                                               Janus Income Funds prospectus  75
               security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.


               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 76  Janus Income Funds prospectus

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES


                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.


                                               Janus Income Funds prospectus  77

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

 78  Janus Income Funds prospectus

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY


               During the fiscal period ended October 31, 2002, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was: [TO BE UPDATED BY AMENDMENT]



                JANUS FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                          %
                 AA                                                           %
                 A                                                            %
                 BBB                                                          %
                 BB                                                           %
                 B                                                            %
                 CCC                                                          %
                 CC                                                           %
                 C                                                            %
                 Not Rated                                                    %
                 Preferred Stock                                              %
                 Cash and Options                                             %
                 TOTAL                                                     100%
                ---------------------------------------------------------------


                                               Janus Income Funds prospectus  79

          JANUS HIGH-YIELD FUND
          ---------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                          %
           AA                                                           %
           A                                                            %
           BBB                                                          %
           BB                                                           %
           B                                                            %
           CCC                                                          %
           CC                                                           %
           C                                                            %
           Not Rated                                                    %
           Preferred Stock                                              %
           Cash and Options                                             %
           TOTAL                                                     100%
          ---------------------------------------------------------------


 80  Janus Income Funds prospectus

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                      February 28, 2003



                                      Janus Fund

                                      Janus Enterprise Fund
                                      Janus Mercury Fund

                                      Janus Olympus Fund


                                      Janus Special Equity Fund

                                      Janus Orion Fund

                                      Janus Risk-Managed Stock Fund


                                      Janus Worldwide Fund


                                      Janus Global Life Sciences Fund


                                      Janus Global Technology Fund

                                      Janus Global Value Fund
                                      Janus Core Equity Fund

                                      Janus Growth and Income Fund

                                      Janus Balanced Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Funds..................................    2
                   Fees and expenses.............................   23

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................   25
                   General portfolio policies....................   34
                   Risks.........................................   38

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   46
                   Purchases.....................................   47
                   Exchanges.....................................   47
                   Redemptions...................................   48
                   Tax-deferred accounts.........................   48
                   Excessive trading policy......................   49
                   Shareholder account policies..................   49

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   51
                   Management expenses...........................   51
                   Subadviser....................................   52
                   Investment personnel..........................   52

                OTHER INFORMATION................................   60

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   61
                   Taxes.........................................   62

                FINANCIAL HIGHLIGHTS.............................   64

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   78
                   Futures, options and other derivatives........   81
                   Other investments, strategies and/or
                   techniques....................................   82


                                                Janus Equity Funds prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Janus Balanced Fund and Janus Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------

               JANUS DOMESTIC EQUITY FUNDS



               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.



               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND, JANUS SPECIAL EQUITY FUND, JANUS RISK-MANAGED STOCK FUND, JANUS ORION FUND AND JANUS CORE EQUITY FUND seek long-term growth of capital.




               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.


               JANUS GLOBAL/INTERNATIONAL EQUITY FUNDS



               - JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY
                 FUND AND JANUS GLOBAL VALUE FUND seek long-term growth of capital.



               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If

 2  Janus Equity Funds prospectus
               there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a significant portion of a Fund's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.


               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets (20% for Janus Special Equity Fund, Janus Risk-Managed Stock Fund and Janus Core Equity Fund).



               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.


               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in


                                                Janus Equity Funds prospectus  3
               companies of any size, from larger, well-established companies to smaller, emerging growth companies.



               JANUS SPECIAL EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               JANUS ORION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.




               JANUS RISK-MANAGED FUND invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential.



               Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within their respective benchmark indices. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. The primary aim of the strategy is to outperform its benchmark index. They pursue this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that the subadviser believes does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the index. The Risk-Managed Fund's subadviser approaches risk


 4  Janus Equity Funds prospectus
               management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.



               JANUS GLOBAL LIFE SCIENCES FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.



               JANUS GLOBAL TECHNOLOGY FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.


               JANUS GLOBAL VALUE FUND invests primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even in a single country.

               JANUS CORE EQUITY FUND invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their

                                                Janus Equity Funds prospectus  5
               growth potential. Eligible equity securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics. The Fund may invest in companies of any size.


               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.


               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.


3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.



               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Janus Global Value Fund, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income

 6  Janus Equity Funds prospectus
               securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.




               JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL EQUITY FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND AND JANUS GLOBAL VALUE FUND are classified as nondiversified. This means they may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.



               JANUS WORLDWIDE FUND, JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND AND JANUS GLOBAL VALUE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.



               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.



               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and


                                                Janus Equity Funds prospectus  7
               services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices. [TO BE UPDATED BY AMENDMENT]



 8  Janus Equity Funds prospectus

               JANUS FUND



                 Annual returns for calendar years ended 12/31
                                        10.92%  (1.10%) 29.43%  19.61%  22.72%  38.89%  47.13%  (14.91%) (26.10%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (2/5/70)
                Janus Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                S&P 500 Index+                          %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.


                                                Janus Equity Funds prospectus  9

               JANUS ENTERPRISE FUND


                 Annual returns for calendar years ended 12/31
                                        15.64%  8.92%   27.25%  11.65%  10.82%  33.75%  121.90% (30.52%) (39.93%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (9/1/92)
                Janus Enterprise Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                Russell Midcap Growth Index+            %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                S&P MidCap 400 Index++                  %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. The performance of this index more closely correlates to the Fund's performance than the S&P Midcap 400 Index. The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest


 10  Janus Equity Funds prospectus

                 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Fund will retain the S&P MidCap 400 Index as a secondary index.

               ++ The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                               Janus Equity Funds prospectus  11

               JANUS MERCURY FUND


                 Annual returns for calendar years ended 12/31
                                        15.86%  33.01%  17.67%  11.88%  58.41%  96.23%  (22.75%) (29.78%)
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                      1 year     5 years       (5/3/93)
                Janus Mercury Fund
                  Return Before Taxes                       %         %              %
                  Return After Taxes on
                    Distributions                           %         %              %
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares*                                 %         %              %
                S&P 500 Index+                              %         %              %
                  (reflects no deduction for
                    expenses or taxes)
                Russell 1000 Growth Index++                 %         %              %
                  (reflects no deduction for
                    expenses or taxes)
                                                     -----------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


 12  Janus Equity Funds prospectus

               JANUS OLYMPUS FUND



                 Annual returns for calendar years ended 12/31
                                        21.73%  26.73%  56.97%  100.12% (21.63%) (32.05%)
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                       Average annual total return for periods ended 12/31/02
                                       ------------------------------------------------------
                                                                              Since Inception
                                                          1 year    5 years     (12/29/95)
                Janus Olympus Fund
                  Return Before Taxes                           %        %             %
                  Return After Taxes on Distributions           %        %             %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*                    %        %             %
                S&P 500 Index++                                 %        %             %
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++                     %        %             %
                  (reflects no deduction for expenses or
                    taxes)
                                                         -------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.


               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


                                               Janus Equity Funds prospectus  13

               JANUS SPECIAL EQUITY FUND*



                 Annual returns for calendar years ended 12/31
                                                                  (11.74%)
                                                                   2001       2002

                 Best Quarter:                  Worst Quarter:



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                1 year        (2/29/00)
                Janus Special Equity Fund
                  Return Before Taxes                                 %             %
                  Return After Taxes on Distributions                 %             %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares**                                  %             %
                S&P 500 Index+                                        %             %
                  (reflects no deduction for expenses or
                    taxes)
                                                               -------------------------



                * Formerly, Janus Strategic Value Fund.


               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

                + The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

 14  Janus Equity Funds prospectus

               JANUS ORION FUND


                 Annual returns for calendar years ended 12/31
                                                                  (14.69%)
                                                                   2001       2002

                 Best Quarter:                  Worst Quarter:



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                1 year        (6/30/00)
                Janus Orion Fund
                  Return Before Taxes                                 %              %
                  Return After Taxes on Distributions                 %              %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares*                                   %              %
                S&P 500 Index+                                        %              %
                  (reflects no deduction for expenses or
                    taxes)
                Russell 1000 Growth Index++                           %              %
                  (reflects no deduction for expenses or
                    taxes)
                                                               -------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.




               ++ The Russell 1000 Growth Index contains those securities in the
                  Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values.


                                               Janus Equity Funds prospectus  15

               JANUS WORLDWIDE FUND



                 Annual returns for calendar years ended 12/31
                                        28.41%  3.61%   21.90%  26.40%  20.48%  25.87%  64.37%  (16.87%) (22.88%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                         Average annual total return for periods ended 12/31/02
                                         ------------------------------------------------------
                                                                                Since Inception
                                                 1 year    5 years   10 years      (5/15/91)
                Janus Worldwide Fund
                  Return Before Taxes                  %        %          %             %
                  Return After Taxes on
                    Distributions*                     %        %          %             %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares**                   %        %          %             %
                Morgan Stanley Capital
                  International World Index+           %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                ---------------------------------------



                * The return after taxes on distributions is higher than the return before taxes because of the effect of foreign tax credits.


               ** If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


                + The Morgan Stanley Capital International World Index is a
                  market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


 16  Janus Equity Funds prospectus

               JANUS GLOBAL LIFE SCIENCES FUND



                 Annual returns for calendar years ended 12/31
                                                      61.00%  33.34%  (18.09%)
                                                       1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year       (12/31/98)
                Janus Global Life Sciences Fund
                  Return Before Taxes                                %             %
                  Return After Taxes on Distributions                %             %
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                             %             %
                S&P 500 Index+                                       %             %
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.


                                               Janus Equity Funds prospectus  17

               JANUS GLOBAL TECHNOLOGY FUND



                 Annual returns for calendar years ended 12/31
                                                      211.55% (33.67%) (39.96%)
                                                       1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                   Average annual total return for periods ended 12/31/02
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year       (12/31/98)
                Janus Global Technology Fund
                  Return Before Taxes                                %             %
                  Return After Taxes on Distributions                %             %
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                             %             %
                S&P 500 Index+                                       %             %
                  (reflects no deduction for expenses or
                    taxes)
                                                              -------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               ++ The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.


 18  Janus Equity Funds prospectus

               JANUS GLOBAL VALUE FUND






                 Annual returns for calendar years ended 12/31
                                                                   2001       2002

                 Best Quarter:                  Worst Quarter:



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                1 year        (6/29/01)
                Global Value Fund
                  Return Before Taxes                                 %              %
                  Return After Taxes on Distributions                 %              %
                  Return After Taxes on Distributions and Sale
                    of Fund Shares*                                   %              %
                Morgan Stanley Capital International World
                  Index+                                              %              %
                  (reflects no deduction for expenses or
                    taxes)
                                                               -------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               + The Morgan Stanley Capital International World Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.


                                               Janus Equity Funds prospectus  19

               JANUS CORE EQUITY FUND



                 Annual returns for calendar years ended 12/31
                                           31.08%  40.05%  38.50%  (7.15%) (12.11%)
                                            1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                     Average annual total return for periods ended 12/31/02
                                     ------------------------------------------------------
                                                                            Since Inception
                                                      1 year     5 years       (6/28/96)
                Janus Core Equity Fund
                  Return Before Taxes                       %         %              %
                  Return After Taxes on
                    Distributions                           %         %              %
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares*                                 %         %              %
                S&P 500 Index+                              %         %              %
                  (reflects no deduction for
                    expenses or taxes)
                                                        -----------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 20  Janus Equity Funds prospectus

               JANUS GROWTH AND INCOME FUND


                 Annual returns for calendar years ended 12/31
                                        6.70%   (4.87%) 36.35%  26.03%  34.66%  34.87%  51.18%  (11.41%) (14.36%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                              Average annual total return for periods ended 12/31/02
                                              ------------------------------------------------------
                                                                                     Since Inception
                                                      1 year    5 years   10 years      (5/15/91)
                Janus Growth and Income Fund
                  Return Before Taxes                       %        %          %             %
                  Return After Taxes on
                    Distributions                           %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares*                                 %        %          %             %
                S&P 500 Index+                              %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                     -----------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                               Janus Equity Funds prospectus  21

               JANUS BALANCED FUND


                 Annual returns for calendar years ended 12/31
                                        10.56%  0.02%   27.31%  15.30%  21.81%  31.20%  23.51%  (2.16%) (5.04%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (9/1/92)
                Janus Balanced Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                S&P 500 Index++                         %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                Lehman Brothers Gov't/Credit
                  Index+                                %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown

 22  Janus Equity Funds prospectus
               above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Risk-Managed Stock Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund or Janus Worldwide Fund that you have held for 3 months or less you may pay a redemption fee.



               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus Risk-Managed
                  Stock Fund, Janus Global Life Sciences Fund,
                  Janus Global Technology Fund, Janus Global
                  Value Fund and Janus Worldwide Fund held 3
                  months or less (as a % of amount redeemed)*     1.00%



               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

                                               Janus Equity Funds prospectus  23

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2002. [TO BE UPDATED BY AMENDMENT]



                                               Management    Other     Total Annual Fund
                                                  Fee       Expenses   Operating Expenses
  Janus Fund                                     0.65%           %               %
  Janus Enterprise Fund                          0.65%           %               %
  Janus Mercury Fund                             0.65%           %               %
  Janus Olympus Fund                             0.65%           %               %
  Janus Special Equity Fund*                     0.65%           %               %
  Janus Orion Fund                               0.65%           %               %
  Janus Risk-Managed Stock Fund                  0.65%           %               %
  Janus Worldwide Fund                           0.65%           %               %
  Janus Global Life Sciences Fund                0.65%           %               %
  Janus Global Technology Fund                   0.65%           %               %
  Janus Global Value Fund                        0.65%           %               %
  Janus Core Equity Fund                         0.65%           %               %
  Janus Growth and Income Fund                   0.65%           %               %
  Janus Balanced Fund                            0.65%           %               %



  * Formerly, Janus Strategic Value Fund.


  EXAMPLE:

  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Fund                                           $         $         $         $
  Janus Enterprise Fund                                $         $         $         $
  Janus Mercury Fund                                   $         $         $         $
  Janus Olympus Fund                                   $         $         $         $
  Janus Special Equity Fund*                           $         $         $         $
  Janus Orion Fund                                     $         $         $         $
  Janus Risk-Managed Stock Fund                        $         $         $         $
  Janus Worldwide Fund                                 $         $         $         $
  Janus Global Life Sciences Fund                      $         $         $         $
  Janus Global Technology Fund                         $         $         $         $
  Janus Global Value Fund                              $         $
  Janus Core Equity Fund                               $         $         $         $
  Janus Growth and Income Fund                         $         $         $         $
  Janus Balanced Fund                                  $         $         $         $



  * Formerly, Janus Strategic Value Fund.


 24  Janus Equity Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


               JANUS FUND


               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.


               JANUS ENTERPRISE FUND

               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2002, they ranged from approximately
               $          to $          .


               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

                                               Janus Equity Funds prospectus  25

               JANUS OLYMPUS FUND


               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



               JANUS SPECIAL EQUITY FUND


               Janus Special Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.




               JANUS ORION FUND
               Janus Orion Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally concentrates its investments in a core group of 20-30 common stocks.




               JANUS RISK-MANAGED STOCK FUND


               Janus Risk-Managed Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. Janus Risk-Managed Stock Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from a universe of common stocks within its respective benchmark


 26  Janus Equity Funds prospectus
               indices. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. The primary aim of this strategy is to outperform the Fund's benchmark index. The Fund's subadviser pursues this goal by constructing portfolios of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the index. The Fund's subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               JANUS WORLDWIDE FUND


               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.



               JANUS GLOBAL LIFE SCIENCES FUND


               Janus Global Life Sciences Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services, related to health and personal care, medicine or pharmaceuticals. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. As a fundamental policy, the Fund normally invests at least 25% of its


                                               Janus Equity Funds prospectus  27
               total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.



               JANUS GLOBAL TECHNOLOGY FUND


               Janus Global Technology Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:



               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and



               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.



               It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.


               JANUS GLOBAL VALUE FUND
               Janus Global Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               The portfolio manager measures value as a function of price/free cash flow. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.

 28  Janus Equity Funds prospectus

               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. The companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

               JANUS CORE EQUITY FUND
               Janus Core Equity Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

                                               Janus Equity Funds prospectus  29

The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.


               In the case of Janus Global Value Fund, the portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. This "value" approach emphasizes investments in companies that the portfolio manager believes are undervalued relative to their intrinsic worth and have the potential for long-term growth of capital.



               Janus Special Equity Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               Janus Growth and Income Fund and Janus Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund and Janus Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

 30  Janus Equity Funds prospectus

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?


               Each Fund may invest in special situations. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the

                                               Janus Equity Funds prospectus  31
               total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund and Janus Worldwide Fund) are more likely to invest in larger, more established issuers.



5. HOW DOES JANUS GLOBAL VALUE FUND'S PORTFOLIO MANAGER DETERMINE THAT A COMPANY MAY BE UNDERVALUED?


               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.


6. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?



               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.


 32  Janus Equity Funds prospectus

7. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?



               Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.



8. HOW DO JANUS GROWTH AND INCOME FUND AND JANUS BALANCED FUND DIFFER FROM EACH OTHER?


               Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund. Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Janus Growth and Income Fund.


9. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.


10. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS GROWTH AND INCOME FUND'S AND JANUS BALANCED FUND'S PORTFOLIOS?


               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include

                                               Janus Equity Funds prospectus  33
               preferred stocks or convertible securities selected primarily for their growth potential.


11. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


12. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?


               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

 34  Janus Equity Funds prospectus

               CASH POSITION

               Except as described below for Janus Risk-Managed Stock Fund, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.



               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


               OTHER TYPES OF INVESTMENTS
               The Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. Janus Growth and Income Fund and Janus Balanced Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other

                                               Janus Equity Funds prospectus  35
               investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities


               - high-yield/high-risk bonds (less than 20% of Janus Special
                 Equity Fund's, Janus Risk-Managed Stock Fund's and Janus Core Equity Fund's assets and less than 35% of each other Fund's assets)



               - options, futures, forwards, swaps and other types of
                 derivatives individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales (no more than 8% of a Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the

 36  Janus Equity Funds prospectus

               United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

                                               Janus Equity Funds prospectus  37

               The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy.


               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.



RISKS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.


The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL EQUITY FUND, JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND AND JANUS GLOBAL VALUE FUND AFFECT THE FUNDS' RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller


 38  Janus Equity Funds prospectus
               number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?


               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.



               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Equity Funds offered by this Prospectus do not "concentrate" in a specific group of


                                               Janus Equity Funds prospectus  39
               industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.


3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Janus Global Value Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.


4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or

 40  Janus Equity Funds prospectus
                 operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.


6. HOW DO THE FUNDS TRY TO REDUCE RISK?



               Except as described below for Janus Risk-Managed Stock Fund, the Funds may use futures, options, swaps and other derivative


                                               Janus Equity Funds prospectus  41
               instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.



               Janus Risk-Managed Stock Fund's subadvisor, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index.



               The Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However the portfolio managers may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity.




7. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may

 42  Janus Equity Funds prospectus
               not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                               Janus Equity Funds prospectus  43

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Guide

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds' holdings may change on days when you will not be able to purchase or redeem the Funds' shares.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the

 46  Shareholder's guide
               failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including any minimum initial or subsequent investment requirements.

               Each Fund may refuse any (specific) purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange shares of a Fund only for shares of another
                 Fund in Janus Investment Fund offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.


               - An exchange from Janus Risk-Managed Stock Fund, Janus Global
                 Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund or Janus Worldwide Fund held 3 months or less may be subject to the Funds' 1.00% redemption fee. This fee is paid to the Funds rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemp-


                                                         Shareholder's guide  47
                 tion fee applies. The redemption fee does not apply to any shares purchased through: (1) certain qualified plans; (2) certain broker wrap fee programs; and (3) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Funds do not permit frequent trading or market timing. Excessive exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. Your financial intermediary or plan sponsor may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

REDEMPTIONS

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

               Shares of the Funds may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired to your financial intermediary or plan sponsor the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible.

 48  Shareholder's guide

               Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCESSIVE TRADING POLICY

               Frequent trades into or out of a Fund can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders, including long-term shareholders who do not generate these costs. The Funds are not intended for market timing or excessive trading. The Funds and their agents may reject any purchase request (including exchange purchases if permitted by your financial intermediary or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Funds may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Funds believe are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by your financial intermediary or plan sponsor.

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds

                                                         Shareholder's guide  49
               directly. A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Funds distribute dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Funds that you have authorized for investment through your financial intermediary or plan sponsor. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends October 31.

 50  Shareholder's guide

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.


               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.65% of its average daily net assets for the period it was in operation.


               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.


                                               Janus Equity Funds prospectus  51

SUBADVISER



               Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. As of February 28, 2003, Janus Capital indirectly owns 50.1% of the outstanding voting shares of INTECH.



INVESTMENT PERSONNEL



JANUS PORTFOLIO MANAGERS



LAURENCE J. CHANG

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Worldwide Fund, for which he has served as Co-Manager since September 1999. Mr. Chang served as Executive Vice President and Co-Manager of Janus Overseas Fund from April 1998 through December 2000. Mr. Chang is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1993 as a research analyst. Mr. Chang received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.


 52  Janus Equity Funds prospectus

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other
                   Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund which he has managed since August 1997. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

                                               Janus Equity Funds prospectus  53

DAVID C. DECKER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Special Equity Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. Mr. Decker served as Portfolio Manager of Janus Special Situations Fund from its inception until it merged into Janus Special Equity Fund (formerly Janus Strategic Value Fund) in February 2003. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analysis designation.



HELEN YOUNG HAYES

--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Worldwide Fund and Janus Overseas Fund. She joined Janus Capital in 1987 and has served as Portfolio Manager or a Co-Manager of Janus Worldwide Fund and Janus Overseas Fund since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. Ms. Hayes is the Managing Director of Investments and a Director of Janus Capital. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.


 54  Janus Equity Funds prospectus

WARREN B. LAMMERT
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Mercury Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr.
                   Lammert served as a Co-Manager of Janus Venture Fund from December 1993 to December 1996. Mr. Lammert holds a
                   Bachelor of Arts degree in Economics from Yale University and a Master's of Science degree in Economic History from the London School of Economics. Mr. Lammert has earned the right to use the Chartered Financial Analyst designation.


C. MIKE LU

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.



THOMAS R. MALLEY

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.


                                               Janus Equity Funds prospectus  55

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms.
                   Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.


BLAINE P. ROLLINS

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio Manager of Janus Equity Income Fund from June 1996 through December 1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered Financial Analyst designation.


RON SACHS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr.
                   Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.



 56  Janus Equity Funds prospectus

JASON P. YEE
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Value Fund, which he has managed since inception.
                   Mr. Yee is also Portfolio Manager of other Janus accounts.
                   He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000,
                   Mr. Yee was a portfolio manager and managing director at Bee & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.


CLAIRE YOUNG

--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms. Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.


                                               Janus Equity Funds prospectus  57

JANUS ASSISTANT PORTFOLIO MANAGERS


JOHN H. SCHREIBER
--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Mercury Fund. He is also Portfolio Manager of other Janus accounts. Mr. Schreiber served as Portfolio Manager of Janus Fund 2 from its inception until it merged with Janus Fund in February 2003. Mr. Schreiber served as Assistant Portfolio Manager of Janus Fund from January 2000 until December 2002. He also served as Assistant Portfolio Manager of Janus Balanced Fund and Janus Equity Income Fund from January 1999 until December 1999. Mr. Schreiber joined Janus Capital in September 1997 as a research analyst. Prior to joining Janus Capital, he was an equity analyst with Fidelity Investments from June 1995 to August 1997. Mr. Schreiber holds a Bachelor of Science degree in Mechanical Engineering from the University of Washington and a Master's degree in Business Administration from Harvard University. Mr. Schreiber has earned the right to use the Chartered Financial Analyst designation.



MINYOUNG SOHN

--------------------------------------------------------------------------------

                   is Assistant Portfolio Manager of Janus Growth and Income Fund. He joined Janus Capital in 1998 as a research analyst. Mr. Sohn holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.


 58  Janus Equity Funds prospectus

INTECH PORTFOLIO MANAGERS



               No one person on the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.


                                               Janus Equity Funds prospectus  59

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 60  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

               DISTRIBUTION SCHEDULE

                                              Dividends            Capital Gains
                Janus Growth and Income Fund  Normally declared    Normally declared
                and Janus Balanced Fund       and distributed in   and distributed in
                                              March, June,         December
                                              September and
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and distributed in   and distributed in
                                              December             December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the

                                               Janus Equity Funds prospectus  61
               purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

 62  Janus Equity Funds prospectus

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                               Janus Equity Funds prospectus  63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). No financial highlights are presented for Janus Risk-Managed Stock Fund because it did not commence operations until February 28, 2003. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



               [TO BE UPDATED BY AMENDMENT]


 64  Janus Equity Funds prospectus

JANUS FUND
----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31
                                               2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD          $        $44.00       $42.78       $27.97       $29.36
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      --           --           --       (0.02)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                        (17.50)         6.44        15.63         3.70
  4.  Total from investment operations                      (17.50)         6.44        15.63         3.68
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                                    --           --           --       (0.23)
  6.  Distributions (from capital gains)                         --       (5.22)       (0.82)       (4.84)
  7.  Distributions (in excess of capital
      gains)                                                 (4.39)           --           --           --
  8.  Total distributions                                    (4.39)       (5.22)       (0.82)       (5.07)
  9.  NET ASSET VALUE, END OF PERIOD                $        $22.11       $44.00       $42.78       $27.97
 10.  Total return                                  %      (43.42%)       15.60%       56.75%       15.12%
 11.  Net assets, end of period (in
      millions)                                     $       $23,513      $46,468      $35,835      $20,721
 12.  Average net assets for the period (in
      millions)                                     $       $34,255      $45,103      $28,993      $20,777
 13.  Ratio of gross expenses to average
      net assets                                    %         0.84%        0.85%        0.85%        0.87%
 14.  Ratio of net expenses to average net
      assets                                        %         0.83%        0.84%        0.84%        0.86%
 15.  Ratio of net investment income/(loss)
      to average net assets                         %       (0.16%)      (0.19%)      (0.14%)           --
 16.  Portfolio turnover rate                       %           51%          65%          63%          70%
----------------------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  65

JANUS ENTERPRISE FUND
-----------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                            2002         2001        2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                     $      $68.41       $58.64       $32.33       $30.86
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income (loss)                          --           --           --           --
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                       (38.74)       13.10        30.61         3.43
  4.  Total from investment operations                  (38.74)       13.10        30.61         3.43
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                               --           --           --           --
  6.  Distributions (from capital gains)                    --           --       (4.30)       (1.96)
  7.  Distributions (in excess of
      capital gains)                                        --       (3.33)           --           --
  8.  Total distributions                                   --       (3.33)       (4.30)       (1.96)
  9.  NET ASSET VALUE, END OF PERIOD             $      $29.67       $68.41       $58.64       $32.33
 10.  Total return                               %      (56.63%)     22.29%      104.09%       11.79%
 11.  Net assets, end of period (in
      millions)                                  $      $3,072       $8,085       $2,330         $559
 12.  Average net assets for the period
      (in millions)                              $      $4,858       $7,266       $1,127         $551
 13.  Ratio of gross expenses to average
      net assets                                 %       0.92%        0.90%        0.98%        1.08%
 14.  Ratio of net expenses to average
      net assets                                 %       0.90%        0.88%        0.95%        1.06%
 15.  Ratio of net investment
      income/(loss) to average net
      assets                                     %      (0.55%)     (0.65%)      (0.67%)      (0.67%)
 16.  Portfolio turnover rate                    %         85%          80%          98%         134%
-----------------------------------------------------------------------------------------------------


 66  Janus Equity Funds prospectus

JANUS MERCURY FUND
------------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                             2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                      $       $40.59       $35.65       $20.77      $18.65
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/loss                            0.04         0.03           --      (0.01)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                     (17.05)         8.18        16.89        4.07
  4.  Total from investment operations                   (17.01)         8.21        16.89        4.06
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                             (0.03)           --           --          --
  6.  Dividends (in excess of net
      investment income)                                      --           --           --      (0.04)
  7.  Distributions (from capital gains)                      --       (3.27)       (2.01)      (1.90)
  8.  Distributions (in excess of capital
      gains)                                              (4.41)           --           --          --
  9.  Total distributions                                 (4.44)       (3.27)       (2.01)      (1.94)
 10.  NET ASSET VALUE, END OF PERIOD              $       $19.14       $40.59       $35.65      $20.77
 11.  Total return                                %      (46.21%)      22.99%       86.02%      24.75%
 12.  Net assets, end of period (in
      millions)                                   $       $7,910      $16,348       $9,060      $2,368
 13.  Average net assets for the period
      (in millions)                               $      $11,243      $15,904       $5,258      $2,103
 14.  Ratio of gross expenses to average
      net assets                                  %        0.89%        0.89%        0.93%       0.97%
 15.  Ratio of net expenses to average
      net assets                                  %        0.88%        0.88%        0.91%       0.94%
 16.  Ratio of net investment
      income/(loss) to average net assets         %        0.16%        0.08%      (0.39%)      (0.33%)
 17.  Portfolio turnover rate                     %          83%          71%          89%        105%
------------------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  67

JANUS OLYMPUS FUND
---------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                 2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $        $50.50      $40.87      $21.70      $18.41
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.13        0.21        0.02          --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                          (25.42)       11.21       19.15        4.05
  4.  Total from investment operations                        (25.29)       11.42       19.17        4.05
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                   (0.23)      (0.01)          --          --
  6.  Dividends (in excess of net investment
      income)                                                      --          --          --      (0.04)
  7.  Distributions (from capital gains)                           --      (1.78)          --      (0.72)
  8.  Distributions (in excess of capital
      gains)                                                   (0.39)          --          --          --
  9.  Total distributions                                      (0.62)      (1.79)          --      (0.76)
 10.  NET ASSET VALUE, END OF PERIOD                  $        $24.59      $50.50      $40.87      $21.70
 11.  Total return                                    %      (50.61%)      28.05%      88.34%      23.10%
 12.  Net assets, end of period (in millions)         $        $3,074      $7,696      $3,887        $947
 13.  Average net assets for the period (in
      millions)                                       $        $4,767      $7,594      $2,269        $774
 14.  Ratio of gross expenses to average net
      assets                                          %         0.91%       0.91%       0.95%       1.01%
 15.  Ratio of net expenses to average net
      assets                                          %         0.89%       0.90%       0.93%       0.98%
 16.  Ratio of net investment income/(loss)
      to average net assets                           %         0.34%       0.51%       0.06%      (0.21%)
 17.  Portfolio turnover rate                         %          118%         96%         91%        123%
---------------------------------------------------------------------------------------------------------


 68  Janus Equity Funds prospectus

JANUS SPECIAL EQUITY FUND(1)
------------------------------------------------------------------------------------------------
                                                          Years or Period ended October 31st
                                                         2002             2001           2000(2)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                    $           $11.29         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                 0.03           0.01
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                            (2.65)           1.28
  4.  Total from investment operations                                    (2.62)           1.29
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                              (0.02)             --
  6.  Distributions (from capital gains)                                      --             --
  7.  Distributions (in excess of capital gains)                          (0.23)             --
  8.  Total distributions                                                 (0.25)             --
  9.  NET ASSET VALUE, END OF PERIOD                          $            $8.42         $11.29
 10.  Total return*                                           %         (23.61%)         12.90%
 11.  Net assets, end of period (in millions)                 $           $1,955         $3,127
 12.  Average net assets for the period (in
      millions)                                               $           $2,666         $2,841
 13.  Ratio of gross expenses to average net
      assets**                                                %            0.92%          1.02%
 14.  Ratio of net expenses to average net assets**           %            0.91%          0.99%
 15.  Ratio of net investment income/(loss) to
      average net assets**                                    %            0.29%          0.14%
 16.  Portfolio turnover rate**                               %              77%            72%
------------------------------------------------------------------------------------------------



(1) Formerly, Janus Strategic Value Fund.


(2) Fiscal period from February 29, 2000 (inception) to October 31, 2000.

 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                               Janus Equity Funds prospectus  69

JANUS ORION FUND
------------------------------------------------------------------------------------------------
                                                          Years or Period ended October 31st
                                                        2002             2001           2000(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                   $            $8.81           $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                                  --             0.02
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                                           (3.58)           (1.21)
  4.  Total from investment operations                                   (3.58)           (1.19)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                             (0.02)(2)            --
  6.  Distributions (from capital gains)                                     --               --
  7.  Total distributions                                                (0.02)               --
  8.  NET ASSET VALUE, END OF PERIOD                         $            $5.21            $8.81
  9.  Total return*                                          %         (40.69%)         (11.90%)
 10.  Net assets, end of period (in millions)                $             $602           $1,128
 11.  Average net assets for the period (in
      millions)                                              $             $762           $1,087
 12.  Ratio of gross expenses to average net
      assets**                                               %            1.06%            1.14%
 13.  Ratio of net expenses to average net
      assets**                                               %            1.03%            1.12%
 14.  Ratio of net investment income/(loss) to
      average net assets**                                   %          (0.06%)            0.82%
 15.  Portfolio turnover rate**                              %             206%              35%
------------------------------------------------------------------------------------------------


(1) Fiscal period from June 30, 2000 (inception) to October 31, 2000.
(2) Dividends (from net investment income) may include Dividends (in excess of net investment income) less than $0.01 per share.
 *  Total return is not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.



 70  Janus Equity Funds prospectus

JANUS WORLDWIDE FUND
-----------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                2002          2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD           $        $70.74       $58.87       $41.52       $40.05
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                     0.39         0.03         0.02         1.26
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                         (24.04)        13.15        17.51         3.01
  4.  Total from investment operations                       (23.65)        13.18        17.53         4.27
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                  (0.31)       (0.03)       (0.18)       (1.35)
  6.  Dividends (in excess of net investment
      income)                                                 (0.10)           --           --           --
  7.  Distributions (from capital gains)                          --       (1.28)           --       (1.45)
  8.  Distributions (in excess of capital
      gains)                                                  (6.51)           --           --           --
  9.  Total distributions                                     (6.92)       (1.31)       (0.18)       (2.80)
 10.  NET ASSET VALUE, END OF PERIOD                 $        $40.17       $70.74       $58.87       $41.52
 11.  Total return                                   %      (36.56%)       22.41%       42.33%       11.40%
 12.  Net assets, end of period (in
      millions)                                      $       $20,331      $37,775      $24,091      $13,932
 13.  Average net assets for the period (in
      millions)                                      $       $27,993      $38,727      $18,893      $13,078
 14.  Ratio of gross expenses to average net
      assets                                         %         0.87%        0.88%        0.89%        0.92%
 15.  Ratio of net expenses to average net
      assets                                         %         0.85%        0.86%        0.88%        0.90%
 16.  Ratio of net investment income/(loss)
      to average net assets                          %         0.53%        0.13%        0.07%        0.47%
 17.  Portfolio turnover rate                        %           78%          58%          68%          86%
-----------------------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  71

JANUS GLOBAL LIFE SCIENCES FUND
--------------------------------------------------------------------------------------------------
                                                       Years or period ended October 31st
                                                 2002           2001          2000        1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD            $         $22.41       $11.97         $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                         --         0.02             --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                            (5.43)        10.42           1.97
  4.  Total from investment operations                          (5.43)        10.44           1.97
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                                       --           --             --
  6.  Dividends (in excess of net
      investment income)                                        (0.02)           --             --
  7.  Distributions (from capital gains)                            --           --             --
  8.  Total distributions                                       (0.02)           --             --
  9.  NET ASSET VALUE, END OF PERIOD                  $         $16.96       $22.41         $11.97
 10.  Total return*                                   %       (24.26%)       87.22%         19.70%
 11.  Net assets, end of period (in
      millions)                                       $         $2,415       $4,267           $344
 12.  Average net assets for the period (in
      millions)                                       $         $2,958       $2,987           $228
 13.  Ratio of gross expenses to average
      net assets**                                    %          0.93%        0.97%          1.21%
 14.  Ratio of net expenses to average net
      assets**                                        %          0.91%        0.94%          1.19%
 15.  Ratio of net investment income/(loss)
      to average net assets**                         %        (0.32%)        0.14%        (0.41%)
 16.  Portfolio turnover rate**                       %            84%         147%           235%
--------------------------------------------------------------------------------------------------



(1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.


 *  Total return is not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


 72  Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND
-------------------------------------------------------------------------------------
                                               Years or period ended October 31st
                                              2002       2001       2000     1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $     $27.44    $20.95     $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.36    (0.02)         --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                    (16.64)      6.71      10.95
  4.  Total from investment operations                  (16.28)      6.69      10.95
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                            (0.04)    (0.02)         --
  6.  Dividends (in excess of net
      investment income)                                 (0.12)        --         --
  7.  Distributions (from capital gains)                     --        --         --
  8.  Distributions (in excess of capital
      gains)                                                 --    (0.18)         --
  9.  Tax return of capital                              (0.17)        --         --
 10.  Total distributions                                (0.33)    (0.20)         --
 11.  NET ASSET VALUE, END OF PERIOD               $     $10.83    $27.44     $20.95
 12.  Total return*                                %   (59.95%)    31.99%    109.40%
 13.  Net assets, end of period (in
      millions)                                    $     $2,276    $7,564     $3,335
 14.  Average net assets for the period
      (in millions)                                $     $4,010    $8,884     $1,266
 15.  Ratio of gross expenses to average
      net assets**                                 %      0.92%     0.91%      1.04%
 16.  Ratio of net expenses to average net
      assets**                                     %      0.90%     0.90%      1.02%
 17.  Ratio of net investment
      income/(loss) to average net
      assets**                                     %      0.55%     0.17%    (0.11%)
 18.  Portfolio turnover rate**                    %        60%       47%        31%
-------------------------------------------------------------------------------------



(1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.


 *  Total return is not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


                                               Janus Equity Funds prospectus  73

JANUS GLOBAL VALUE FUND
--------------------------------------------------------------------------------------------
                                                                    Year or Period ended
                                                                        October 31st
                                                                 2002             2001(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                            $            $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income/(loss)                                                   0.02
  3.  Net gains or (losses) on securities (both realized and
      unrealized)                                                                  (0.34)
  4.  Total from investment operations                                             (0.32)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                                           --
  6.  Distributions (from capital gains)                                               --
  7.  Total distributions                                                              --
  8.  NET ASSET VALUE, END OF PERIOD                                  $             $9.68
  9.  Total return*                                                   %           (3.10%)
 10.  Net assets, end of period (in millions)                         $               $63
 11.  Average net assets for the period (in millions)                 $               $55
 12.  Ratio of gross expenses to average net assets**                 %             1.52%
 13.  Ratio of net expenses to average net assets**                   %             1.50%
 14.  Ratio of net investment income/(loss) to average net
      assets**                                                        %             0.64%
 15.  Portfolio turnover rate**                                       %                0%
--------------------------------------------------------------------------------------------


(1) Fiscal period from June 29, 2001 (inception) to October 31, 2001.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 74  Janus Equity Funds prospectus

JANUS CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31st
                                                  2002          2001         2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD             $        $24.25      $22.57      $15.59      $13.98
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                       0.17        0.15        0.14        0.05
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                            (4.98)        2.25        7.17        2.47
  4.  Total from investment operations                          (4.81)        2.40        7.31        2.52
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                    (0.13)      (0.14)      (0.15)      (0.03)
  6.  Distributions (from capital gains)                            --      (0.58)      (0.18)      (0.88)
  7.  Distributions (in excess of capital
      gains)                                                    (2.53)          --          --          --
  8.  Total distributions                                       (2.66)      (0.72)      (0.33)      (0.91)
  9.  NET ASSET VALUE, END OF PERIOD                   $        $16.78      $24.25      $22.57      $15.59
 10.  Total return                                     %      (21.70%)      10.65%      47.22%      19.21%
 11.  Net assets, end of period (in millions)          $          $733      $1,027        $781        $201
 12.  Average net assets for the period (in
      millions)                                        $          $876      $1,019        $571        $134
 13.  Ratio of gross expenses to average net
      assets                                           %         0.95%       0.95%       1.02%       1.21%
 14.  Ratio of net expenses to average net
      assets                                           %         0.93%       0.93%       1.01%       1.18%
 15.  Ratio of net investment income/(loss) to
      average net assets                               %         0.85%       0.65%       0.81%       0.41%
 16.  Portfolio turnover rate                          %          115%        116%         81%        101%
----------------------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  75

JANUS GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2002         2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $      $40.88      $36.84      $26.45      $25.07
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.32        0.18        0.26        0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                      (11.24)       5.84       12.27        3.72
  4.  Total from investment operations                    (10.92)       6.02       12.53        3.80
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                             (0.35)      (0.14)      (0.27)      (0.04)
  6.  Distributions (from capital gains)                  (0.53)      (1.84)      (1.87)      (2.38)
  7.  Distributions (in excess of capital
      gains)                                              (1.09)          --          --          --
  8.  Total distributions                                 (1.97)      (1.98)      (2.14)      (2.42)
  9.  NET ASSET VALUE, END OF PERIOD               $      $27.99      $40.88      $36.84      $26.45
 10.  Total return                                 %      (27.66%)    16.44%      49.59%      16.73%
 11.  Net assets, end of period (in
      millions)                                    $      $6,575      $9,306      $5,837      $2,819
 12.  Average net assets for the period
      (in millions)                                $      $7,758      $8,594      $4,375      $2,479
 13.  Ratio of gross expenses to average
      net assets                                   %       0.87%       0.89%       0.92%       0.96%
 14.  Ratio of net expenses to average net
      assets                                       %       0.86%       0.88%       0.90%       0.94%
 15.  Ratio of net investment
      income/(loss) to average net assets          %       0.96%       0.49%       0.37%       0.33%
 16.  Portfolio turnover rate                      %         59%         41%         43%         95%
----------------------------------------------------------------------------------------------------


 76  Janus Equity Funds prospectus

JANUS BALANCED FUND
----------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2002         2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $      $22.83      $21.79      $17.22      $16.73
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.56        0.61        0.42        0.33
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                      (2.48)        1.33        4.69        2.00
  4.  Total from investment operations                    (1.92)        1.94        5.11        2.33
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                             (0.61)      (0.58)      (0.43)      (0.35)
  6.  Distributions (from capital gains)                  (0.04)      (0.32)      (0.11)      (1.49)
  7.  Distributions (in excess of capital
      gains)                                              (0.99)          --          --          --
  8.  Total distributions                                 (1.64)      (0.90)      (0.54)      (1.84)
  9.  NET ASSET VALUE, END OF PERIOD               $      $19.27      $22.83      $21.79      $17.22
 10.  Total return                                 %      (8.83%)      8.93%      29.89%      15.48%
 11.  Net assets, end of period (in
      millions)                                    $      $4,410      $4,773      $2,930        $830
 12.  Average net assets for the period (in
      millions)                                    $      $4,663      $4,072      $1,954        $537
 13.  Ratio of gross expenses to average
      net assets                                   %       0.85%       0.87%       0.92%       1.03%
 14.  Ratio of net expenses to average net
      assets                                       %       0.83%       0.85%       0.91%       1.01%
 15.  Ratio of net investment income/(loss)
      to average net assets                        %       2.79%       2.92%       2.37%       2.34%
 16.  Portfolio turnover rate                      %        117%         87%         64%         73%
----------------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  77

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 78  Janus Equity Funds prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties,

                                               Janus Equity Funds prospectus  79
               rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.


               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

 80  Janus Equity Funds prospectus

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics

                                               Janus Equity Funds prospectus  81
               similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).


               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a

 82  Janus Equity Funds prospectus
               specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                               Janus Equity Funds prospectus  83

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 84  Janus Equity Funds prospectus

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020

                    Investment Company Act File No. 811-1879

                                      February 28, 2003


                                      CLOSED TO NEW INVESTORS

                                      Janus Twenty Fund
                                      Janus Venture Fund
                                      Janus Overseas Fund


                               JANUS EQUITY FUNDS

                                   Prospectus


     Although the Funds are closed, current investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Domestic and Global/International Equity
                   Funds.........................................    2
                   Fees and expenses.............................    9

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Domestic Equity Funds.........................   11
                   Global/International Equity Fund..............   11
                   General portfolio policies....................   13
                   Risks.........................................   16

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   22
                   Purchases.....................................   23
                   Exchanges.....................................   23
                   Redemptions...................................   24
                   Tax-deferred accounts.........................   25
                   Excessive trading policy......................   25
                   Shareholder account policies..................   26

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   28
                   Management expenses...........................   28
                   Portfolio managers............................   29

                OTHER INFORMATION................................   31

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   32
                   Taxes.........................................   33

                FINANCIAL HIGHLIGHTS.............................   35

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   39
                   Futures, options and other derivatives........   42
                   Other investments, strategies and/or
                   techniques....................................   43



                                                Janus Equity Funds prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Equity Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------
               JANUS DOMESTIC EQUITY FUNDS




               - JANUS TWENTY FUND seeks long-term growth of capital.


               - JANUS VENTURE FUND seeks capital appreciation.


               JANUS GLOBAL/INTERNATIONAL EQUITY FUND



               - JANUS OVERSEAS FUND seeks long-term growth of capital.




               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a significant portion of a Fund's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

 2  Janus Equity Funds prospectus

               Each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.



               JANUS TWENTY FUND invests primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS VENTURE FUND invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.




               JANUS OVERSEAS FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country. For purposes of the Fund's 80% policy, net assets will take into account borrowings for investment purposes.




3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?


               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               JANUS VENTURE FUND normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more

                                                Janus Equity Funds prospectus  3
               established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.


               JANUS OVERSEAS FUND may have significant exposure to foreign markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.



               JANUS TWENTY FUND is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.




               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index or indices. [TO BE UPDATED BY AMENDMENT]



 4  Janus Equity Funds prospectus

               JANUS TWENTY FUND


                 Annual returns for calendar years ended 12/31
                                        3.43%   (6.73%) 36.22%  27.85%  29.70%  73.39%  64.90%  (32.42%) (29.20%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (4/30/85)
                Janus Twenty Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                S&P 500 Index++                         %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                Russell Top 200 Growth Index+
                  (reflects no deduction for
                  expenses or taxes)                    %        %          %             %
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

               + The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


                                                Janus Equity Funds prospectus  5

               JANUS VENTURE FUND


                 Annual returns for calendar years ended 12/31
                                        9.08%   5.46%   26.46%  8.02%   12.62%  23.22%  140.71% (45.77%) (11.93%)
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                          Average annual total return for periods ended 12/31/02
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                  1 year    5 years   10 years      (4/30/85)
                Janus Venture Fund
                  Return Before Taxes                   %        %          %             %
                  Return After Taxes on
                    Distributions                       %        %          %             %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                        %        %          %             %
                Russell 2000(R) Index++                 %        %          %             %
                  (reflects no deduction for
                    expenses or taxes)
                Russell 2000 Growth Index+
                  (reflects no deduction for
                  expenses or taxes)                    %        %          %             %
                                                 ---------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.


               ++ The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of
                  approximately $    million as of December 31, 2002.


               + The Russell 2000 Growth Index measures the performance of those
                 Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


 6  Janus Equity Funds prospectus

               JANUS OVERSEAS FUND


                 Annual returns for calendar years ended 12/31
                                        22.05%  28.83%  18.25%  16.03%  86.06%  (18.57%) (23.11%)
                                         1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                    Average annual total return for periods ended 12/31/02
                                    ------------------------------------------------------
                                                                           Since Inception
                                                     1 year     5 years       (5/2/94)
                Janus Overseas Fund
                  Return Before Taxes                      %         %              %
                  Return After Taxes on
                    Distributions                          %         %              %
                  Return After Taxes on
                    Distributions and Sale of
                    Fund Shares*                           %         %              %
                Morgan Stanley Capital
                  International EAFE(R) Index+             %         %              %
                  (reflects no deduction for
                    expenses or taxes)
                                                    -----------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + The Morgan Stanley Capital International EAFE(R) Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.



               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown

                                                Janus Equity Funds prospectus  7
               above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

 8  Janus Equity Funds prospectus

FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Overseas Fund that you have held for 3 months or less you may pay a redemption fee.



               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus Overseas Fund
                  held 3 months or less (as a % of amount
                  redeemed)*                                      1.00%



               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

                                                Janus Equity Funds prospectus  9

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2002. [TO BE UPDATED BY AMENDMENT]



                                                  Management    Other     Total Annual Fund
                                                     Fee       Expenses   Operating Expenses
  Janus Twenty Fund                                 0.65%           %               %
  Janus Venture Fund                                0.65%           %               %
  Janus Overseas Fund                               0.65%           %               %


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                    1 Year    3 Years   5 Years   10 Years
                                                    --------------------------------------
  Janus Twenty Fund                                   $        $         $         $
  Janus Venture Fund                                  $        $         $         $
  Janus Overseas Fund                                 $        $         $         $


 10  Janus Equity Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

JANUS DOMESTIC EQUITY FUNDS



               JANUS TWENTY FUND
               Janus Twenty Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS VENTURE FUND
               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.



JANUS GLOBAL/INTERNATIONAL EQUITY FUND



               JANUS OVERSEAS FUND
               Janus Overseas Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least

                                               Janus Equity Funds prospectus  11
               five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.




The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments may be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

 12  Janus Equity Funds prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for Janus Venture Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Twenty Fund) are more likely to invest in larger, more established issuers.




GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or

                                               Janus Equity Funds prospectus  13
               declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of each Fund's assets)


               - options, futures, forwards, swaps and other types of
                 derivatives individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - short sales (no more than 8% of a Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

 14  Janus Equity Funds prospectus

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment

                                               Janus Equity Funds prospectus  15
               style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS


               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES JANUS TWENTY FUND'S CLASSIFICATION AS A NONDIVERSIFIED FUND AFFECT THE FUND'S RISK PROFILE?



               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single


 16  Janus Equity Funds prospectus
               stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Twenty Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK"?


               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.




3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries,
                                               Janus Equity Funds prospectus  17
                 there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse

 18  Janus Equity Funds prospectus
               movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Janus Venture Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

                                               Janus Equity Funds prospectus  19

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Guide

                                           CLOSED TO NEW INVESTORS

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               ALTHOUGH THE FUNDS ARE CLOSED, INVESTORS WHO MEET THE CRITERIA OUTLINED IN THIS SHAREHOLDER'S GUIDE MAY CONTINUE TO INVEST IN THE FUNDS AND/OR OPEN NEW FUND ACCOUNTS. YOU MAY BE ASKED TO DEMONSTRATE ELIGIBILITY TO PURCHASE SHARES OF A FUND BEFORE YOUR INVESTMENT IS ACCEPTED. ONCE AN ACCOUNT IS CLOSED, ADDITIONAL INVESTMENTS WILL NOT BE ACCEPTED UNLESS YOU MEET ONE OF THE SPECIFIED CRITERIA. THE FUNDS MAY RESUME SALES OF THEIR SHARES TO NEW INVESTORS AT SOME FUTURE DATE, BUT THEY HAVE NO PRESENT INTENTION TO DO SO.

               CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds'


 22  Shareholder's guide
               holdings may change on days when you will not be able to purchase or redeem the Funds' shares.


               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Although the Funds are closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will appear in the registration of a new Fund account, you may open a new Fund account through your financial intermediary or plan sponsor.

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including any minimum initial or subsequent investment requirements.

               Each Fund may refuse any (specific) purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into

                                                         Shareholder's guide  23
               which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange shares of a Fund only for shares of another
                 Fund in Janus Investment Fund offered through your financial intermediary or plan sponsor.

               - You must meet the minimum investment amount for each Fund.


               - An exchange from Janus Overseas Fund of shares held 3 months or less may be subject to the Fund's 1.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain qualified plans; (2) certain broker wrap fee programs; and (3) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.



               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.


               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Funds do not permit frequent trading or market timing. Excessive exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. Your financial intermediary or plan sponsor may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

REDEMPTIONS

               REMEMBER THAT THE FUNDS ARE CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUNDS.

 24  Shareholder's guide

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

               Shares of the Funds may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired to your financial intermediary or plan sponsor the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Although the Funds are closed, if you are an existing or new participant in a qualified plan (for example, a 401(k) plan, profit sharing plan, or money purchase pension plan), 403(b) plan, or 457 plan that currently offers a Fund as an investment option, you may direct contributions to the Fund through such plan. However, qualified retirement plans that do not currently offer a Fund will not be able to add such Fund as an investment option.

EXCESSIVE TRADING POLICY

               Frequent trades into or out of a Fund can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders, including long-term shareholders who do not generate these costs. The Funds are not intended for market timing or excessive trading. The Funds and their agents may reject any purchase request (including exchange purchases if permitted

                                                         Shareholder's guide  25
               by your financial intermediary or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Funds may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Funds believe are made on behalf of market timers.


               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by your financial intermediary or plan sponsor.

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

 26  Shareholder's guide

               Although the Funds are closed, if you are a discretionary investment adviser, you may continue to invest in the Funds through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Guide, no financial intermediaries or plan sponsors will be eligible to open new accounts with any of the Funds or add new investors to existing omnibus accounts.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Funds distribute dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Funds that you have authorized for investment through your financial intermediary or plan sponsor. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.


               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.65% of its average daily net assets.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.



 28  Janus Equity Funds prospectus

PORTFOLIO MANAGERS

WILLIAM H. BALES
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr.
                   Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado. Mr. Bales has earned the right to use the Chartered Financial Analyst designation.



HELEN YOUNG HAYES
--------------------------------------------------------------------------------

                   is Executive Vice President and Co-Manager of Janus Overseas Fund and Janus Worldwide Fund. She joined Janus Capital in 1987 and has served as Portfolio Manager or a Co-Manager of Janus Overseas Fund and Janus Worldwide Fund since their inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. Ms. Hayes is the Managing Director of Investments and a Director of Janus Capital. She holds a Bachelor of Arts degree in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.




                                               Janus Equity Funds prospectus  29

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Manager of Janus
                   Overseas Fund, for which he has served as Co-Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Masters degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial
                   Analyst designation.



SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus
                   Fund from its inception to August 1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from Colorado College.



 30  Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               The Funds have discontinued sales of their shares because their management and the Trustees believe that a substantial increase in size may adversely affect a Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing plan participants and other shareholders invested in a Fund are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                               Janus Equity Funds prospectus  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

 32  Janus Equity Funds prospectus
               increase in NAV of the Fund, whether or not you reinvested the dividends.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such

                                               Janus Equity Funds prospectus  33
               an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 34  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.


               [TO BE UPDATED BY AMENDMENT]



                                               Janus Equity Funds prospectus  35

JANUS TWENTY FUND
-----------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                            2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                     $       $71.07       $69.72       $42.98      $35.16
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.32           --         0.21        0.12
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                                       (33.33)         5.62        26.97       12.26
  4.  Total from investment operations                  (33.01)         5.62        27.18       12.38
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                                --       (0.08)       (0.14)      (0.10)
  6.  Dividends (in excess of net
      investment income)                                     --       (0.11)           --          --
  7.  Distributions (from capital gains)                     --       (4.08)       (0.30)      (4.46)
  8.  Distributions (in excess of
      capital gains)                                     (1.75)           --           --          --
  9.  Total distributions                                (1.75)       (4.27)       (0.44)      (4.56)
 10.  NET ASSET VALUE, END OF PERIOD             $       $36.31       $71.07       $69.72      $42.98
 11.  Total return                               %      (47.43%)       7.40%       63.51%      40.58%
 12.  Net assets, end of period (in
      millions)                                  $      $14,378      $31,008      $28,793      $11,255
 13.  Average net assets for the period
      (in millions)                              $      $20,321      $34,529      $22,207      $8,025
 14.  Ratio of gross expenses to average
      net assets                                 %        0.84%        0.86%        0.88%       0.91%
 15.  Ratio of net expenses to average
      net assets                                 %        0.84%        0.85%        0.87%       0.90%
 16.  Ratio of net investment
      income/(loss) to average net
      assets                                     %        0.63%      (0.13%)        0.40%       0.39%
 17.  Portfolio turnover rate                    %          50%          27%          40%         54%
-----------------------------------------------------------------------------------------------------


 36  Janus Equity Funds prospectus

JANUS VENTURE FUND
------------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                             2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                      $       $82.39       $89.71       $49.81      $58.84
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                   --           --           --      (0.09)
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                     (29.02)         6.94        44.31        0.43
  4.  Total from investment operations                   (29.02)         6.94        44.31        0.34
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                                 --           --           --          --
  6.  Dividends (in excess of net
      investment income)                                      --           --           --      (0.07)
  7.  Distributions (from capital gains)                  (5.20)      (14.26)       (4.41)      (9.30)
  8.  Distributions (in excess of capital
      gains)                                             (11.18)           --           --          --
  9.  Total distributions                                (16.38)      (14.26)       (4.41)      (9.37)
 10.  NET ASSET VALUE, END OF PERIOD              $       $36.99       $82.39       $89.71      $49.81
 11.  Total return                                %      (40.67%)       3.79%       94.42%       1.07%
 12.  Net assets, end of period (in
      millions)                                   $       $1,009       $1,923       $1,860      $1,036
 13.  Average net assets for the period
      (in millions)                               $       $1,313       $2,504       $1,351      $1,174
 14.  Ratio of gross expenses to average
      net assets                                  %        0.87%        0.87%        0.93%       0.94%
 15.  Ratio of net expenses to average
      net assets                                  %        0.86%        0.86%        0.92%       0.93%
 16.  Ratio of net investment
      income/(loss) to average net assets         %      (0.36%)      (0.35%)      (0.55%)      (0.29%)
 17.  Portfolio turnover rate                     %          70%          87%         104%         90%
------------------------------------------------------------------------------------------------------





                                               Janus Equity Funds prospectus  37

JANUS OVERSEAS FUND
-----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2002         2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD          $      $33.44      $25.35      $17.95      $17.94
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                  0.28        0.01          --        0.08
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                       (11.42)       8.22        7.49        0.54
  4.  Total from investment operations                     (11.14)       8.23        7.49        0.62
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                              (0.20)          --      (0.08)      (0.10)
  6.  Dividends (in excess of net
      investment income)                                       --          --      (0.01)          --
  7.  Distributions (from capital gains)                       --      (0.14)          --      (0.51)
  8.  Distributions (in excess of capital
      gains)                                               (3.66)          --          --          --
  9.  Total distributions                                  (3.86)      (0.14)      (0.09)      (0.61)
 10.  NET ASSET VALUE, END OF PERIOD                $      $18.44      $33.44      $25.35      $17.95
 11.  Total return                                  %      (37.09%)    32.59%      41.77%       3.55%
 12.  Net assets, end of period (in
      millions)                                     $      $4,989      $9,380      $5,640      $3,889
 13.  Average net assets for the period (in
      millions)                                     $      $6,946      $9,863      $4,578      $3,949
 14.  Ratio of gross expenses to average
      net assets                                    %       0.87%       0.89%       0.92%       0.96%
 15.  Ratio of net expenses to average net
      assets                                        %       0.85%       0.88%       0.91%       0.94%
 16.  Ratio of net investment income/(loss)
      to average net assets                         %       0.77%       0.22%      (0.03%)      0.58%
 17.  Portfolio turnover rate                       %         65%         62%         92%        105%
-----------------------------------------------------------------------------------------------------





 38  Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                               Janus Equity Funds prospectus  39

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties,

 40  Janus Equity Funds prospectus
               rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.


               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

                                               Janus Equity Funds prospectus  41

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics

 42  Janus Equity Funds prospectus
               similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).


               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a

                                               Janus Equity Funds prospectus  43
               specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 44  Janus Equity Funds prospectus

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020

                    Investment Company Act File No. 811-1879

                                 February 28, 2003




                                 Janus Flexible Income Fund
                                 Janus Federal Tax-Exempt Fund
                                 Janus High-Yield Fund
                                 Janus Short-Term Bond Fund
                                 Janus Money Market Fund
                                 Janus Tax-Exempt Money Market Fund
                                 Janus Government Money Market Fund

                               JANUS INCOME FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Fixed-income funds............................    2
                   Money market funds............................   10
                   Fees and expenses.............................   14

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Fixed-income funds............................   16
                   Money market funds............................   25

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   34
                   Purchases.....................................   35
                   Exchanges.....................................   36
                   Redemptions...................................   37
                   Tax-deferred accounts.........................   38
                   Excessive trading policy......................   39
                   Shareholder account policies..................   39

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   41
                   Management expenses...........................   41
                   Portfolio managers............................   42

                OTHER INFORMATION................................   45

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   46
                   Taxes.........................................   48

                FINANCIAL HIGHLIGHTS.............................   50

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   58
                   Futures, options and other derivatives........   62
                   Other investments, strategies and/or
                   techniques....................................   64

                RATING CATEGORIES
                   Explanation of rating categories..............   65

                                                Janus Income Funds prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund are designed for long-term investors who primarily seek current income. Janus Flexible Income Fund is designed for long-term investors who primarily seek total return.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME FUNDS?

--------------------------------------------------------------------------------
               - JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               - JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of
                 current income exempt from federal income tax as is consistent with preservation of capital.

               - JANUS HIGH-YIELD FUND seeks to obtain high current income.
                 Capital appreciation is a secondary objective when consistent with its primary objective.

               - JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective(s) or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective(s).

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME FUNDS?

               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio

 2  Janus Income Funds prospectus
               manager is unable to find such investments, a Fund's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each of the Fixed-Income Funds may invest without limit in foreign debt and equity securities.


               JANUS FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets.


               JANUS FEDERAL TAX-EXEMPT FUND invests primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.


               JANUS HIGH-YIELD FUND invests, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.


               JANUS SHORT-TERM BOND FUND invests, under normal circumstances, at least 80% of its net assets in debt securities such as corporate bonds or notes, or U.S. Treasury Bonds. It implements this policy by investing primarily in short- and intermediate-term fixed-income securities and may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average weighted effective maturity of 3 years or less under normal circumstances.


               For purposes of Funds with 80% policies, net assets will take into account borrowings for investment purposes.


                                                Janus Income Funds prospectus  3

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME FUNDS?

               Although the Fixed-Income Funds may be less volatile than funds that invest most of their assets in common stocks, the Funds' returns and yields will vary, and you could lose money.

               The Funds invest in a variety of fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Funds' net asset value (NAV) will likewise decrease. Another fundamental risk associated with the Fixed-Income Funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. In addition, default risk, the risk that an issuer will not be able to pay interest and principal when due, is a fundamental risk associated with the Fixed-Income Funds.

               At times, JANUS FEDERAL TAX-EXEMPT FUND may invest more than 25% of its assets in tax-exempt securities related in such a way that a negative economic, business or political development or change affecting the invested security could also negatively affect other securities in the same category.

               Each of the Fixed-Income Funds may invest to some extent in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Funds may vary significantly, depending upon their holdings of high-yield/high-risk bonds.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 4  Janus Income Funds prospectus

               The following information provides some indication of the risks of investing in the Fixed-Income Funds by showing how each of the Fixed-Income Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index. [TO BE UPDATED BY AMENDMENT]


               JANUS FLEXIBLE INCOME FUND


                 Annual returns for calendar years ended 12/31
                                        15.70%  (2.92%) 21.15%  6.88%   11.43%  8.84%   0.46%   4.89%   7.23%
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                        Average annual total return for periods ended 12/31/02
                                        ------------------------------------------------------
                                                                               Since Inception
                                             1 year    5 years    10 years        (7/7/87)
                Janus Flexible Income Fund
                  Return Before Taxes            %          %           %               %
                  Return After Taxes on
                    Distributions                %          %           %               %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*              %          %           %               %
                Lehman Brothers
                  Gov't/Credit Index+            %          %           %               %
                  (reflects no deduction
                  for expenses or taxes)
                                             -------------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

                                                Janus Income Funds prospectus  5

               JANUS FEDERAL TAX-EXEMPT FUND


                 Annual returns for calendar years ended 12/31
                                        (7.77%) 15.84%  4.71%   8.98%   5.31%   (4.39%) 8.91%   3.14%
                                         1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                                        1 year    5 years       (5/3/93)
                Janus Federal Tax-Exempt Fund
                  Return Before Taxes                       %          %              %
                  Return After Taxes on Distributions       %          %              %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*                %          %              %
                Lehman Brothers Municipal Bond Index+       %          %              %
                  (reflects no deduction for expenses
                  or taxes)
                                                        --------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + Lehman Brothers Municipal Bond Index is composed of
                 approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

 6  Janus Income Funds prospectus

               JANUS HIGH-YIELD FUND


                 Annual returns for calendar years ended 12/31
                                        23.99%  15.47%  0.97%   5.54%   2.50%   4.59%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                  Worst Quarter:



                                      Average annual total return for periods ended 12/31/02
                                      ------------------------------------------------------
                                                                             Since Inception
                                                        1 year    5 years      (12/29/95)
                Janus High-Yield Fund
                  Return Before Taxes                       %          %              %
                  Return After Taxes on Distributions       %          %              %
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*                %          %              %
                Lehman Brothers High-Yield Bond Index+      %          %              %
                  (reflects no deduction for fees,
                  expenses or taxes)
                                                        --------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + Lehman Brothers High-Yield Bond Index is composed of
                 fixed-rate, publicly issued, noninvestment grade debt.

                                                Janus Income Funds prospectus  7

               JANUS SHORT-TERM BOND FUND


                 Annual returns for calendar years ended 12/31
                                        6.18%   0.35%   7.95%   6.19%   6.61%   6.77%   2.91%   7.74%   6.85%
                                         1993    1994    1995    1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                 Worst Quarter:



                                        Average annual total return for periods ended 12/31/02
                                        ------------------------------------------------------
                                                                               Since Inception
                                              1 year    5 years    10 years       (9/1/92)
                Janus Short-Term Bond Fund
                  Return Before Taxes             %          %          %               %
                  Return After Taxes on
                    Distributions                 %          %          %               %
                  Return After Taxes on
                    Distributions and Sale
                    of Fund Shares*               %          %          %               %
                Lehman Brothers Gov't/Credit
                  1-3 Year Index+                 %          %          %               %
                  (reflects no deduction for
                  expenses or taxes)
                                              ------------------------------------------



               * If the Fund incurs a loss, which generates a tax benefit, the return after taxes on distributions and sale of Fund shares may exceed the Fund's other return figures.

               + Lehman Brothers Gov't/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 8  Janus Income Funds prospectus

               Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Funds' current yields.

               The Fixed-Income Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                                Janus Income Funds prospectus  9

MONEY MARKET FUNDS

               The Money Market Funds are designed for investors who seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from


 10  Janus Income Funds prospectus
               federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.


               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.



               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.


                                               Janus Income Funds prospectus  11

               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Investor Shares Class of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated. [TO BE UPDATED BY AMENDMENT]


               JANUS MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        5.06%   5.25%   5.20%   4.77%   6.05%   3.78%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                 Worst Quarter:


               JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        3.18%   3.22%   3.20%   2.89%   3.64%   2.42%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                 Worst Quarter:


 12  Janus Income Funds prospectus

               JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES


                 Annual returns for calendar years ended 12/31
                                        4.97%   5.11%   5.06%   4.66%   5.94%   3.73%
                                         1996    1997    1998    1999    2000    2001       2002

                 Best Quarter:                 Worst Quarter:



               The 7-day yield on December 31, 2002 was     % for Janus Money
               Market Fund - Investor Shares;     % for Janus Tax-Exempt Money
               Market Fund - Investor Shares; and     % for Janus Government
               Money Market Fund - Investor Shares, respectively. For the Funds' current yields, call Janus XpressLine(TM) at 1-888-979-7737.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                               Janus Income Funds prospectus  13

FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for 3 months or less you may pay a redemption fee.



               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Janus High-Yield
                  Fund held 3 months or less (as a % of amount
                  redeemed)*                                      1.00%


               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 14  Janus Income Funds prospectus

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2002. [TO BE UPDATED BY AMENDMENT]



                                 Janus            Janus Federal          Janus         Janus Short-Term
                          Flexible Income Fund   Tax-Exempt Fund    High-Yield Fund        Bond Fund
  Management Fee                     %                    %                  %                   %
  Other Expenses                     %                    %                  %                   %
  Total Annual Fund
    Operating Expenses
    Without Waivers*                 %                    %                  %                   %
  Total Waivers                      %                    %                  %                   %
  Total Annual Fund
    Operating Expenses
    With Waivers*                    %                    %                  %                   %



                                            Janus Money     Janus Tax-Exempt    Janus Government
  Investor Shares                           Market Fund     Money Market Fund   Money Market Fund
  Management Fee                                   %                  %                   %
  Other Expenses                                   %                  %                   %
  Total Annual Fund Operating Expenses
    Without Reductions*                            %                  %                   %
  Total Reductions                                 %                  %                   %
  Total Annual Fund Operating Expenses
    With Reductions*                               %                  %                   %



 * All expenses are stated both with and without contractual waivers or reductions by Janus Capital. Waivers, if applicable, for the Fixed-Income Funds are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue such waivers and reductions until at least the next annual renewal of the advisory agreements.


 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            1 Year   3 Years   5 Years   10 Years
                                                            -------------------------------------
  Janus Flexible Income Fund                                 $        $         $         $
  Janus Federal Tax-Exempt Fund                              $        $         $         $
  Janus High-Yield Fund                                      $        $         $         $
  Janus Short-Term Bond Fund                                 $        $         $         $
  Janus Money Market Fund - Investor Shares                  $        $         $         $
  Janus Tax-Exempt Money Market Fund - Investor Shares       $        $         $         $
  Janus Government Money Market Fund - Investor Shares       $        $         $         $





                                               Janus Income Funds prospectus  15

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

               This section takes a closer look at the investment objectives of each of the Fixed-Income Funds, their principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the Funds' portfolio managers look at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a Fund's assets may be in cash or similar investments.


               JANUS FLEXIBLE INCOME FUND

               Janus Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities with a dollar-weighted maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.


 16  Janus Income Funds prospectus

               JANUS FEDERAL TAX-EXEMPT FUND
               Janus Federal Tax-Exempt Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

               JANUS HIGH-YIELD FUND

               Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.


               JANUS SHORT-TERM BOND FUND
               Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. It invests, under normal circumstances, at least 80% of its net assets in short- and intermediate term securities such as corporate bonds or notes or U.S. Treasury bonds. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average weighted effective maturity of three years or less under normal circumstances.

               "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

                                               Janus Income Funds prospectus  17

The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?

               A portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his or her analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY A FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the

 18  Janus Income Funds prospectus
               coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

               A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, each of the following policies applies to all of the Fixed-Income Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


               CASH POSITION
               When a Fixed-Income Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily

                                               Janus Income Funds prospectus  19
               due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.

               OTHER TYPES OF INVESTMENTS
               The Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. To a lesser degree, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - common stocks


               - pass-through securities including mortgage- and asset-backed securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)



               - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)



               - options, futures, forwards, swaps and other types of
                 derivatives individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 20  Janus Income Funds prospectus

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS

               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


                                               Janus Income Funds prospectus  21

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


               Janus High-Yield Fund and Janus Flexible Income Fund have historically had relatively high portfolio turnover due to the nature of the securities in which these Funds invest. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates. [TO BE UPDATED BY AMENDMENT]


RISKS

               Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

 22  Janus Income Funds prospectus

The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

               The chart below shows that the Fixed-Income Funds differ substantially in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a Fund is a suitable investment.

                                         Primary                        Interest
                                     Investment Type      Credit Risk   Rate Risk
---------------------------------------------------------------------------------
  Janus Flexible Income Fund      Corporate Bonds         High          High
  Janus Federal Tax-Exempt Fund   Municipal Securities    Low           High
  Janus High-Yield Fund           Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund      Corporate Bonds         Moderate      Low

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of

                                               Janus Income Funds prospectus  23

               Rating Categories" section of this Prospectus for a description of rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependant on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


               Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.


5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign

 24  Janus Income Funds prospectus
               governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs



MONEY MARKET FUNDS

               This section takes a closer look at the investment objective of each of the Money Market Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

                                               Janus Income Funds prospectus  25

               JANUS TAX-EXEMPT MONEY MARKET FUND

               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

 26  Janus Income Funds prospectus

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

                                               Janus Income Funds prospectus  27

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)


               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest


               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


               JANUS TAX-EXEMPT MONEY MARKET FUND


               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:


               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

 28  Janus Income Funds prospectus

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain

                                               Janus Income Funds prospectus  29
               circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse

 30  Janus Income Funds prospectus
               changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES

               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.


               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

                                               Janus Income Funds prospectus  31

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 32  Janus Income Funds prospectus

                               JANUS INCOME FUNDS
                              Shareholder's Guide


                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Funds. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.


                                           [JANUS LOGO]

               CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

               WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent), minus any applicable redemption fee taken from your redemption proceeds for transactions in Janus High-Yield Fund. A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open (and, in the case of the Money Market Funds, the Federal Reserve Banks are also open) except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. In addition, the NAV of Money Market Fund shares is not determined when the Federal Reserve Banks are closed. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Funds'


 34  Shareholder's guide
               holdings may change on days when you will not be able to purchase or redeem the Funds' shares.



               The Fixed-Income Funds' portfolio securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


               The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Shares' NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each

                                                         Shareholder's guide  35

               Fund, including any minimum initial or subsequent investment requirements.

               The following information applies to purchase orders for the Money Market Funds from financial intermediaries or plan sponsors to Janus. Check with your financial intermediary or plan sponsor directly for deadlines for purchase orders from you to your financial intermediary or plan sponsor. Requests to purchase received from a financial intermediary or plan sponsor before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day (a day when both the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the financial intermediary or plan sponsor in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

               Each Fund may refuse any (specific) purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

 36  Shareholder's guide

               - You may exchange shares of a Fund only for shares of another
                 Fund in Janus Investment Fund offered through your financial intermediary or plan sponsor.


               - You must meet the minimum investment amount for each Fund.

               - An exchange from Janus High-Yield Fund of shares held 3 months or less may be subject to the Fund's 1.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain qualified plans; (2) certain broker wrap fee programs; and (3) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Funds do not permit frequent trading or market timing. Excessive exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. Your financial intermediary or plan sponsor may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

REDEMPTIONS

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

                                                         Shareholder's guide  37

               Shares of the Funds may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired to your financial intermediary or plan sponsor the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

               As discussed under "Exchanges," Janus High-Yield Fund will deduct a redemption fee of 1.00% from your redemption proceeds if you sell shares you have held 90 days or less. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the redemption fee, if applicable.

               The following information applies to redemption orders for the Money Market Fund from financial intermediaries or plan sponsors to Janus. Check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor. If a request for a redemption is received from a financial intermediary or plan sponsor by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the financial intermediary or plan sponsor account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A

 38  Shareholder's guide
               contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCESSIVE TRADING POLICY

               Frequent trades into or out of a Fund can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders, including long-term shareholders who do not generate these costs. The Funds are not intended for market timing or excessive trading. The Funds and their agents may reject any purchase request (including exchange purchases if permitted by your financial intermediary or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Funds may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Funds believe are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by your financial intermediary or plan sponsor.

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan

                                                         Shareholder's guide  39
               sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Funds distribute dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Funds that you have authorized for investment through your financial intermediary or plan sponsor. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends October 31.

 40  Shareholder's guide

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.


               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Funds' advisory agreement spells out the management fee and other expenses that the Funds must pay.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. For the most recent fiscal year, each Fund paid Janus Capital the following management fees (net of

                                               Janus Income Funds prospectus  41
               any fee waivers or reductions) based upon each Fund's average net assets: [TO BE UPDATED BY AMENDMENT]



                                                                        Management Fee
                                                                    (for Fiscal Year Ended
                                                                     October 31, 2002)(1)
                Janus Flexible Income Fund                                      %
                Janus Federal Tax-Exempt Fund                                   %
                Janus High-Yield Fund                                           %
                Janus Short-Term Bond Fund                                      %
                Janus Money Market Fund                                         %
                Janus Tax-Exempt Money Market Fund                              %
                Janus Government Money Market Fund                              %



               (1) For each Fund, Janus Capital has agreed to waive or reduce a portion of its management fee. Janus Capital has agreed to continue such waivers and reductions until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit.


PORTFOLIO MANAGERS

SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Institutional Cash Reserves Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


 42  Janus Income Funds prospectus

SANDY R. RUFENACHT
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He has managed Janus Short-Term Bond Fund since January 1996 and has served as a Portfolio Manager or a Co-Manager of Janus High-Yield Fund since June 1996. He served as Executive
                   Vice President and a Co-Manager of Janus Flexible Income
                   Fund from June 1996 to February 1998. Mr. Rufenacht is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Business from the University of Northern Colorado.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Flexible Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered Financial
                   Analyst designation.

                                               Janus Income Funds prospectus  43

J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a money market analyst. Prior to joining Janus Capital, he was a Portfolio Manager for USAA Investment Management Company from 1991 to 1996. Mr. Thorderson holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business
                   Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 44  Janus Income Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-29JANUS.

               SIZE OF FUNDS

               The Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                               Janus Income Funds prospectus  45

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

FIXED-INCOME FUNDS

               Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Capital gains, if any, are declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV


               Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.


 46  Janus Income Funds prospectus

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

MONEY MARKET FUNDS

               For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

                                               Janus Income Funds prospectus  47

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after these times will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and

 48  Janus Income Funds prospectus
               dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

               Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                               Janus Income Funds prospectus  49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.


               [TO BE UPDATED BY AMENDMENT]


 50  Janus Income Funds prospectus

JANUS FLEXIBLE INCOME FUND
---------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $       $8.99       $9.35       $9.91      $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.58        0.65        0.63        0.67
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                       0.50      (0.35)      (0.45)        0.12
  4.  Total from investment operations                     1.08        0.30        0.18        0.79
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                            (0.58)      (0.66)(1)   (0.63)      (0.67)
  6.  Distributions (from capital gains)                     --          --          --      (0.21)
  7.  Distributions (in excess of capital
      gains)                                                 --          --      (0.11)          --
  8.  Total distributions                                (0.58)      (0.66)      (0.74)      (0.88)
  9.  NET ASSET VALUE, END OF PERIOD              $       $9.49       $8.99       $9.35       $9.91
 10.  Total return                                %      12.41%       3.31%       1.75%       8.14%
 11.  Net assets, end of period (in
      millions)                                   $      $1,326      $1,080      $1,279      $1,104
 12.  Average net assets for the period (in
      millions)                                   $      $1,147      $1,138      $1,266       $ 893
 13.  Ratio of gross expenses to average
      net assets                                  %       0.79%       0.81%       0.82%       0.84%
 14.  Ratio of net expenses to average net
      assets                                      %       0.77%       0.79%       0.81%       0.82%
 15.  Ratio of net investment income to
      average net assets                          %       6.33%       7.31%       6.54%       6.68%
 16.  Portfolio turnover rate                     %        284%        173%        119%        148%
---------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

                                               Janus Income Funds prospectus  51

JANUS FEDERAL TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------
                                                             Years ended October 31st
                                               2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD         $       $6.74       $6.66       $7.27       $7.09
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.31        0.34        0.34        0.34
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                        0.27        0.08      (0.61)        0.18
  4.  Total from investment operations                      0.58        0.42      (0.27)        0.52
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)              (0.31)      (0.34)      (0.34)      (0.34)
  6.  Distributions (from capital gains)                      --          --          --          --
  7.  Total distributions                                 (0.31)      (0.34)      (0.34)      (0.34)
  8.  NET ASSET VALUE, END OF PERIOD               $       $7.01       $6.74       $6.66       $7.27
  9.  Total return                                 %       8.80%       6.47%      (4.04%)      7.65%
 10.  Net assets, end of period (in
      millions)                                    $        $129         $80         $96         $92
 11.  Average net assets for the period (in
      millions)                                    $        $105         $78        $102         $74
 12.  Ratio of gross expenses to average net
      assets(1)                                    %       0.68%       0.67%       0.66%       0.67%
 13.  Ratio of net expenses to average net
      assets                                       %       0.65%       0.65%       0.65%       0.65%
 14.  Ratio of net investment income to
      average net assets                           %       4.50%       5.09%       4.79%       4.76%
 15.  Portfolio turnover rate                      %         60%        115%         62%        227%
----------------------------------------------------------------------------------------------------



(1) The ratio was     % in 2002, 1.05% in 2001, 1.02% in 2000, 1.01% in 1999 and
    0.99% in 1998 before waiver of certain fees incurred by the Fund.


 52  Janus Income Funds prospectus

JANUS HIGH-YIELD FUND
--------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                             2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $       $9.84      $10.03      $10.25      $11.83
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                               0.78        0.86        0.89        0.90
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                    (0.56)      (0.19)      (0.22)      (1.02)
  4.  Total from investment operations                    0.22        0.67        0.67      (0.12)
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                           (0.78)(1)   (0.86)(1)   (0.89)      (0.90)
  6.  Distributions (from capital gains)                    --          --          --      (0.56)
  7.  Total distributions                               (0.78)      (0.86)      (0.89)      (1.46)
  8.  NET ASSET VALUE, END OF PERIOD             $       $9.28       $9.84      $10.03      $10.25
  9.  Total return                               %       2.23%       6.72%       6.34%      (1.45%)
 10.  Net assets, end of period (in
      millions)                                  $        $409        $300        $264        $268
 11.  Average net assets for the period
      (in millions)                              $        $382        $286        $297        $381
 12.  Ratio of gross expenses to average
      net assets(2)                              %       1.03%       1.03%       1.02%       0.99%
 13.  Ratio of net expenses to average net
      assets                                     %       0.99%       1.00%       1.00%       0.96%
 14.  Ratio of net investment income to
      average net assets                         %       8.04%       8.43%       8.48%       7.85%
 15.  Portfolio turnover rate                    %        358%        295%        310%        336%
--------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(2) The ratio was     % in 2002, 1.05% in 2000 and 1.05% in 1999 before waiver
    of certain fees incurred by the Fund.


                                               Janus Income Funds prospectus  53

JANUS SHORT-TERM BOND FUND
---------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $       $2.86       $2.83       $2.91       $2.90
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.14        0.16        0.16        0.17
  3.  Net gains or (losses) on securities
      (both realized and unrealized)                       0.11        0.03      (0.08)        0.01
  4.  Total from investment operations                     0.25        0.19        0.08        0.18
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                            (0.14)      (0.16)      (0.16)      (0.17)
  6.  Distributions (from capital gains)                     --          --          --          --
  7.  Total distributions                                (0.14)      (0.16)      (0.16)      (0.17)
  8.  NET ASSET VALUE, END OF PERIOD              $       $2.97       $2.86       $2.83       $2.91
  9.  Total return                                %       9.50%       6.65%       2.82%       6.49%
 10.  Net assets, end of period (in
      millions)                                   $        $524        $140        $139        $141
 11.  Average net assets for the period (in
      millions)                                   $        $285        $129        $136         $90
 12.  Ratio of gross expenses to average
      net assets(1)                               %       0.66%       0.66%       0.66%       0.67%
 13.  Ratio of net expenses to average net
      assets                                      %       0.65%       0.65%       0.65%       0.65%
 14.  Ratio of net investment income to
      average net assets                          %       4.70%       5.74%       5.59%       5.91%
 15.  Portfolio turnover rate                     %        201%        134%        101%        101%
---------------------------------------------------------------------------------------------------



(1) The ratio was     % in 2002, 0.98% in 2001, 1.03% in 2000, 1.03% in 1999 and
    1.06% in 1998 before waiver of certain fees incurred by the Fund.


 54  Janus Income Funds prospectus

JANUS MONEY MARKET FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                               Years ended October 31st
                                                 2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD           $       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                   0.04        0.06        0.05        0.05
  3.  Total from investment operations                        0.04        0.06        0.05        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                (0.04)      (0.06)      (0.05)      (0.05)
  5.  Total dividends and distributions                     (0.04)      (0.06)      (0.05)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                 $       $1.00       $1.00       $1.00       $1.00
  7.  Total return                                   %       4.52%       5.88%       4.69%       5.25%
  8.  Net assets, end of period (in millions)        $      $3,614      $3,166      $2,309      $1,492
  9.  Average net assets for the period (in          $      $3,630      $2,982      $1,809      $1,124
      millions)
 10.  Ratio of expenses to average net               %       0.60%       0.60%       0.60%       0.60%
      assets(1)
 11.  Ratio of net investment income to              %       4.43%       5.77%       4.61%       5.13%
      average net assets
------------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                               Janus Income Funds prospectus  55

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.03        0.04        0.03        0.03
  3.  Total from investment operations                     0.03        0.04        0.03        0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                                            (0.03)      (0.04)      (0.03)      (0.03)
  5.  Total dividends and distributions                  (0.03)      (0.04)      (0.03)      (0.03)
  6.  NET ASSET VALUE, END OF PERIOD              $       $1.00       $1.00       $1.00       $1.00
  7.  Total return                                %       2.84%       3.58%       2.83%       3.23%
  8.  Net assets, end of period (in
      millions)                                   $        $206        $171        $147        $105
  9.  Average net assets for the period (in
      millions)                                   $        $191        $168        $123         $91
 10.  Ratio of expenses to average net
      assets(1)                                   %       0.61%       0.60%       0.60%       0.60%
 11.  Ratio of net investment income to
      average net assets                          %       2.79%       3.53%       2.80%       3.16%
---------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 56  Janus Income Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                              2002        2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD        $       $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                0.04        0.06        0.04        0.05
  3.  Total from investment operations                     0.04        0.06        0.04        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                                            (0.04)      (0.06)      (0.04)      (0.05)
  5.  Distributions (from capital gains)                     --          --          --          --
  6.  Total dividends and distributions                  (0.04)      (0.06)      (0.04)      (0.05)
  7.  NET ASSET VALUE, END OF PERIOD              $       $1.00       $1.00       $1.00       $1.00
  8.  Total return                                %       4.47%       5.76%       4.56%       5.12%
  9.  Net assets, end of period (in
      millions)                                   $        $471        $330        $361        $213
 10.  Average net assets for the period (in
      millions)                                   $        $403        $341        $231        $151
 11.  Ratio of expenses to average net
      assets(1)                                   %       0.60%       0.60%       0.60%       0.60%
 12.  Ratio of net investment income to
      average net assets                          %       4.25%       5.61%       4.50%       5.01%
---------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                                               Janus Income Funds prospectus  57

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific

 58  Janus Income Funds prospectus
               maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the

                                               Janus Income Funds prospectus  59
               underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


               MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

               MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.


               PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.


               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

 60  Janus Income Funds prospectus

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury

                                               Janus Income Funds prospectus  61
               bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange

 62  Janus Income Funds prospectus
               traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a

                                               Janus Income Funds prospectus  63
               security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.


               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 64  Janus Income Funds prospectus

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES


                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.


                                               Janus Income Funds prospectus  65

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

 66  Janus Income Funds prospectus

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY


               During the fiscal period ended October 31, 2002, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was: [TO BE UPDATED BY AMENDMENT]



                JANUS FLEXIBLE INCOME FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                          %
                 AA                                                           %
                 A                                                            %
                 BBB                                                          %
                 BB                                                           %
                 B                                                            %
                 CCC                                                          %
                 CC                                                           %
                 C                                                            %
                 Not Rated                                                    %
                 Preferred Stock                                              %
                 Cash and Options                                             %
                 TOTAL                                                     100%
                ---------------------------------------------------------------


                                               Janus Income Funds prospectus  67

                JANUS HIGH-YIELD FUND
                ---------------------------------------------------------------

                 BONDS-S&P RATING:
                 AAA                                                          %
                 AA                                                           %
                 A                                                            %
                 BBB                                                          %
                 BB                                                           %
                 B                                                            %
                 CCC                                                          %
                 CC                                                           %
                 C                                                            %
                 Not Rated                                                    %
                 Preferred Stock                                              %
                 Cash and Options                                             %
                 TOTAL                                                     100%
                ---------------------------------------------------------------


 68  Janus Income Funds prospectus

                      This page intentionally left blank.

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020

                    Investment Company Act File No. 811-1879

                                      February 28, 2003


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.


                             SUBJECT TO COMPLETION


                 PRELIMINARY PROSPECTUS DATED DECEMBER 13, 2002



                         JANUS RISK-MANAGED STOCK FUND


                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------


               This Prospectus describes one of the funds of Janus Investment Fund ("the Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. Janus Risk-Managed Stock Fund is subadvised by Enhanced Investment Technologies, LLC ("INTECH").

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Janus Risk-Managed Stock Fund.................    2
                   Fees and expenses.............................    3

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    5
                   General portfolio policies....................    8
                   Risks.........................................   10

                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   14
                   Purchases.....................................   15
                   Exchanges.....................................   15
                   Redemptions...................................   16
                   Tax-deferred accounts.........................   16
                   Excessive trading policy......................   17
                   Shareholder account policies..................   17

                MANAGEMENT OF THE FUND
                   Investment adviser............................   19
                   Management expenses...........................   19
                   Subadviser....................................   19
                   INTECH Portfolio managers.....................   20

                OTHER INFORMATION................................   21

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   22
                   Taxes.........................................   23

                FINANCIAL HIGHLIGHTS.............................   25

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   26
                   Futures, options and other derivatives........   29
                   Other investments, strategies and/or
                   techniques....................................   30



                                     Janus Risk-Managed Stock Fund prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS RISK-MANAGED STOCK FUND


               Janus Risk-Managed Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------

               JANUS RISK-MANAGED STOCK FUND seeks long-term growth of capital.



               The Fund's objective and principal investment policies are non-fundamental policies, which means the Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?



               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.




               The Fund invests, under normal circumstances, at least 80% of its net assets in common stocks of companies selected for their growth potential. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund generally emphasizes investments in common stocks of large-sized companies. The Fund will limit its investments in high yield/high risk bonds to less than 20% of its net assets. Within these parameters, the Fund may invest without limit in foreign equity and debt securities.





 2  Janus Risk-Managed Stock Fund prospectus

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


               The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor.


               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                     Janus Risk-Managed Stock Fund prospectus  3

               Since the Fund did not commence operations until February 28, 2003, performance information is not included for this Fund. The performance of this Fund will be compared to the S&P 500 Index, which is the Fund's benchmark index.


FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for 3 months or less you may pay a redemption fee.



               SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                Sales Charges                                     None
                Redemption Fee on shares of Risk-Managed Stock
                  Fund held 3 months or less (as a % of amount
                  redeemed)*                                      1.00%



               * The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.


               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.


 4  Janus Risk-Managed Stock Fund prospectus

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. It is based upon gross expenses (without the effect of expense offset arrangements). [TO BE UPDATED BY AMENDMENT]



                                             Management      Other      Total Annual Fund
                                                Fee       Expenses(1)   Operating Expenses
  Janus Risk-Managed Stock Fund                0.65%             %                %



 (1) Since the Fund had not commenced operations as of October 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.

 EXAMPLE:

 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                                                1 Year    3 Years
                                                                -----------------
  Janus Risk-Managed Stock Fund                                   $        $






                                     Janus Risk-Managed Stock Fund prospectus  5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objectives of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


               Janus Risk-Managed Stock Fund seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of companies selected for their growth potential. The Fund generally emphasizes investment in common stocks of large-sized companies.


The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?




               INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund from a universe of common stocks. The formulas underlying the mathematical process were developed internally by INTECH. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's portfolio.



               The mathematical process is a highly disciplined investment strategy designed to take advantage of market volatility, rather than to use individual company research or market/economic trends to predict the future returns of stocks. The process is intended to generate a return in excess of the Fund's benchmark



 6  Janus Risk-Managed Stock Fund prospectus
               over the long term, while controlling the risk relative to the benchmark by:



               - selecting stocks primarily from the universe of the Fund's benchmark;



               - periodically determining an optimal weighting of the selected stocks that are considered to have the potential to increase the return or to reduce risk of the Fund's holdings over time and rebalancing to the optimal weighting; and



               - monitoring the total risk and volatility of the Fund's holdings to maintain levels at or below the average risk and volatility of the benchmark index.



               The primary aim of these strategies is to outperform their benchmark index. The Fund's subadviser pursues this goal by constructing a portfolio of stocks with higher average stock volatility than the Fund's benchmark index and combining those stocks in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. The Fund's subadviser approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.



               The Fund may use exchange traded funds, as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.





2. WHAT DOES "MARKET CAPITALIZATION" MEAN?



               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, the Fund generally emphasizes investments in common stocks of large-sized companies.



                                     Janus Risk-Managed Stock Fund prospectus  7

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.




               OTHER TYPES OF INVESTMENTS

               The Fund invests primarily in domestic equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. To a lesser degree, the Fund may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:


               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of the Fund's assets)


               - options, futures, forwards, swaps, and other types of
                 derivatives and exchange traded funds individually or in combination for hedging positions (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return



 8  Janus Risk-Managed Stock Fund prospectus

               - short sales (no more than 8% of the Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.



               PORTFOLIO TURNOVER

               The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the



                                     Janus Risk-Managed Stock Fund prospectus  9
               investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



               The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy.



               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

               The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign govern-


 10  Janus Risk-Managed Stock Fund prospectus
               ments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:


               - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.


                                    Janus Risk-Managed Stock Fund prospectus  11

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

3. HOW DOES THE FUND TRY TO REDUCE RISK?




               The Fund's subadvisor, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index.



               The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However the portfolio managers may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.



 12  Janus Risk-Managed Stock Fund prospectus

                         JANUS RISK-MANAGED STOCK FUND


                              Shareholder's Guide

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with the
                                           Fund. It also explains how to
                                           purchase, exchange and redeem
                                           shares, as well as account
                                           policies and fees that may
                                           apply to your account. Account
                                           policies (including fees),
                                           services and features may be
                                           modified or discontinued
                                           without shareholder approval
                                           or prior notice.

                                           [JANUS LOGO]

               CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.


               WITH CERTAIN LIMITED EXCEPTIONS, THE FUND IS AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.


PRICING OF FUND SHARES


               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund's agent). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your financial intermediary or plan sponsor must receive your order by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, or if events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the NAV is determined, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.



               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares.




               If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the

 14  Shareholder's guide
               failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

               Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including any minimum initial or subsequent investment requirements.

               The Fund may refuse any specific purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if the Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

EXCHANGES

               Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange shares of the Fund only for shares of another
                 Fund in Janus Investment Fund offered through your financial intermediary or plan sponsor.


               - You must meet the minimum investment amount for each Fund.

               - An exchange from Janus Risk-Managed Stock Fund of shares held 3 months or less may be subject to the Fund's 1.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain qualified


                                                         Shareholder's guide  15
                 plans; (2) certain broker wrap fee programs; and (3) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances at its discretion.


               - If you are exchanging into a closed Fund, you may be required to demonstrate eligibility to purchase shares of that Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Fund does not permit frequent trading or market timing. Excessive exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. Your financial intermediary or plan sponsor may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

REDEMPTIONS

               Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

               Shares of the Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired to your financial intermediary or plan sponsor the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

TAX-DEFERRED ACCOUNTS

               If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

 16  Shareholder's guide

EXCESSIVE TRADING POLICY

               Frequent trades into or out of the Fund can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders, including long-term shareholders who do not generate these costs. The Fund is not intended for market timing or excessive trading. The Fund and its agents may reject any purchase request (including exchange purchases if permitted by your financial intermediary or plan sponsor) by any investor or group of investors indefinitely if they believe that any combination of trading activity is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Fund may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Transactions accepted by your financial intermediary or plan sponsor in violation of our excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your financial intermediary or plan sponsor.

SHAREHOLDER ACCOUNT POLICIES

               TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

               Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermedi-

                                                         Shareholder's guide  17
               ary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

               STATEMENTS AND REPORTS

               Your financial intermediary or plan sponsor will send you periodic statements of all transactions, as required by applicable law. The Fund distributes dividend information annually.

               You will receive annual and semiannual reports including the financial statements of the Fund through your financial intermediary or plan sponsor. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.

 18  Shareholder's guide

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER


               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of the Fund.


               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES


               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.



               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Fund has agreed to pay Janus Capital a management fee of 0.65% of its average daily net assets.





SUBADVISER



               INTECH serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens,



                                    Janus Risk-Managed Stock Fund prospectus  19

               Florida 33410, also serves as investment adviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. As of February 28, 2003, Janus Capital indirectly owns 50.1% of the outstanding voting shares of INTECH.



INTECH PORTFOLIO MANAGERS





               No one person on the investment team is primarily responsible for implementing the investment strategies of the Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.



 20  Janus Risk-Managed Stock Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUND

               The Fund may discontinue sales of its shares if management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued, it is expected that existing plan participants and other shareholders invested in the Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.


               ADMINISTRATIVE SERVICES FEE



               Janus Services LLC, the Trust's transfer agent, receives an
               administrative services fee at an annual rate of up to      % of
               the average daily net assets of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in the Fund.


               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


                                    Janus Risk-Managed Stock Fund prospectus  21

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV


               Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.


               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.


 22  Janus Risk-Managed Stock Fund prospectus

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.


                                    Janus Risk-Managed Stock Fund prospectus  23

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.


 24  Janus Risk-Managed Stock Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------





               No financial highlights are presented for the Fund because it did not commence operations until February 28, 2003.



                                    Janus Risk-Managed Stock Fund prospectus  25

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks


 26  Janus Risk-Managed Stock Fund prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.


               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities representing their specific index.


               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


                                    Janus Risk-Managed Stock Fund prospectus  27

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.


               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a


 28  Janus Risk-Managed Stock Fund prospectus
               specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices,


                                    Janus Risk-Managed Stock Fund prospectus  29
               commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).


               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.


III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


 30  Janus Risk-Managed Stock Fund prospectus

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.


               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.


                                    Janus Risk-Managed Stock Fund prospectus  31

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report (as they become available), free of charge by contacting your financial intermediary or plan sponsor. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206-4928
                                   1-800-525-0020


                    Investment Company Act File No. 811-1879

                                  February 28, 2003


                                  Janus Money Market Fund
                                  Janus Tax-Exempt Money Market Fund
                                  Janus Government Money Market Fund

                            JANUS MONEY MARKET FUNDS
                              INSTITUTIONAL SHARES

                                   Prospectus

     Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements ($5,000,000 for Janus Money Market Fund and $250,000 for Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund). Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Money Market Fund.......................    2
                   Janus Tax-Exempt Money Market Fund............    2
                   Janus Government Money Market Fund............    3
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................    8
                   Common investment policies....................    9
                   Types of investments..........................    9
                   Common investment techniques..................   13

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   15
                   Management expenses...........................   15
                   Portfolio managers............................   16

                DISTRIBUTIONS AND TAXES..........................   17

                FINANCIAL HIGHLIGHTS.............................   19

                OTHER INFORMATION................................   22

                SHAREHOLDER'S GUIDE
                   How to open an account........................   24
                   Purchasing shares.............................   25
                   How to exchange shares........................   27
                   How to sell shares............................   28
                   Special shareholder services and other
                   information...................................   29

                   Janus Money Market Funds - Institutional Shares prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without


 2  Janus Money Market Funds - Institutional Shares prospectus limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.


               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.


               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.



                   Janus Money Market Funds - Institutional Shares prospectus  3

               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Institutional Shares of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated. [TO BE UPDATED BY AMENDMENT]


               JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES


                 Annual returns for calendar years ended 12/31
                                         5.53%    5.72%    5.67%    5.24%    6.51%    4.21%
                                          1996     1997     1998     1999     2000     2001        2002

                 Best Quarter:              Worst Quarter:


               JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES


                 Annual returns for calendar years ended 12/31
                                         3.64%    3.68%    3.65%    3.35%    4.09%    2.85%
                                          1996     1997     1998     1999     2000     2001        2002

                 Best Quarter:              Worst Quarter:


 4  Janus Money Market Funds - Institutional Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES


                 Annual returns for calendar years ended 12/31
                                         5.44%    5.59%    5.53%    5.13%    6.42%    4.19%
                                          1996     1997     1998     1999     2000     2001        2002

                 Best Quarter:              Worst Quarter:



               The 7-day yield on December 31, 2002 was     % for Janus Money
               Market Fund - Institutional Shares;     % for Janus Tax-Exempt
               Money Market Fund - Institutional Shares; and     % for Janus
               Government Money Market Fund - Institutional Shares, respectively. For the Funds' current yields, call 1-800-29JANUS.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                   Janus Money Market Funds - Institutional Shares prospectus  5

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.



               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

 6  Janus Money Market Funds - Institutional Shares prospectus

               This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2002. [TO BE UPDATED BY AMENDMENT]



                                       Janus Money   Janus Tax-Exempt    Janus Government
  Institutional Shares                 Market Fund   Money Market Fund   Money Market Fund
  Management Fee                              %                %                   %
  Other Expenses                              %                %                   %
  Total Annual Fund Operating
    Expenses Without Reductions*              %                %                   %
  Total Reductions                            %                %                   %
  Total Annual Fund Operating
    Expenses With Reductions*                 %                %                   %


 * All expenses are stated both with and without contractual reductions by Janus Capital. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Money Market Fund                               $        $         $          $
  Janus Tax-Exempt Money Market Fund                    $        $         $          $
  Janus Government Money Market Fund                    $        $         $          $


                   Janus Money Market Funds - Institutional Shares prospectus  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).



INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


 8  Janus Money Market Funds - Institutional Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

                   Janus Money Market Funds - Institutional Shares prospectus  9

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars


               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)


               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-

 10  Janus Money Market Funds - Institutional Shares prospectus denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


               JANUS TAX-EXEMPT MONEY MARKET FUND

               Janus Tax-Exempt Money Market Fund


               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:


               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

                  Janus Money Market Funds - Institutional Shares prospectus  11

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.



 12  Janus Money Market Funds - Institutional Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause

                  Janus Money Market Funds - Institutional Shares prospectus  13 losses to the Fund and affect its share price. VARIABLE AND
                               FLOATING RATE SECURITIES

               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES

               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.


               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 14  Janus Money Market Funds - Institutional Shares prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES

               Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.



                  Janus Money Market Funds - Institutional Shares prospectus  15

PORTFOLIO MANAGERS

SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Institutional Cash Reserves Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.




J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a money market analyst. Prior to joining Janus Capital, he was a Portfolio Manager for USAA Investment Management Company from 1991 to 1996. Mr. Thorderson holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business
                   Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 16  Janus Money Market Funds - Institutional Shares prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.

               Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. for Janus Money Market Fund, after 5:00 p.m. for Janus Government Money Market Fund, and after 12:00 p.m. for Janus Tax-Exempt Money Market Fund will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

                  Janus Money Market Funds - Institutional Shares prospectus  17

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

               Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

               Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

               The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

 18  Janus Money Market Funds - Institutional Shares prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the financial performance of the Fund's Shares for the past 5 years through October 31st of each fiscal year shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.


               [TO BE UPDATED BY AMENDMENT]



JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------
                                                              Years ended October 31st
                                                2002         2001        2000        1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00       $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                   0.05        0.06        0.05        0.06
  3.  Total from investment operations                        0.05        0.06        0.05        0.06
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                (0.05)      (0.06)      (0.05)      (0.06)
  5.  Total dividends and distributions                     (0.05)      (0.06)      (0.05)      (0.06)
  6.  NET ASSET VALUE, END OF PERIOD                         $1.00       $1.00       $1.00       $1.00
  7.  Total return                                           4.96%       6.35%       5.16%       5.72%
  8.  Net assets, end of period (in millions)               $13,269     $7,308      $4,499      $4,974
  9.  Average net assets for the period (in
      millions)                                             $10,427     $6,804      $5,445      $3,621
 10.  Ratio of expenses to average net
      assets(1)                                              0.18%       0.16%       0.15%       0.15%
 11.  Ratio of net investment income to
      average net assets                                     4.70%       6.22%       5.04%       5.58%
------------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                  Janus Money Market Funds - Institutional Shares prospectus  19

JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31st
                                                   2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00        $1.00        $1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                      0.03         0.04         0.03         0.04
  3.  Total from investment operations                           0.03         0.04         0.03         0.04
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                   (0.03)       (0.04)       (0.03)       (0.04)
  5.  Total dividends and distributions                        (0.03)       (0.04)       (0.03)       (0.04)
  6.  NET ASSET VALUE, END OF PERIOD                            $1.00        $1.00        $1.00        $1.00
  7.  Total return                                              3.27%        4.03%        3.29%        3.67%
  8.  Net assets, end of period (in millions)                    $137          $56         $139          $41
  9.  Average net assets for the period
      (millions)                                                  $62          $73          $92          $19
 10.  Ratio of expenses to average net assets(1)                0.19%        0.16%        0.15%        0.15%
 11.  Ratio of net investment income to average
      net assets                                                3.10%        4.00%        3.25%        3.60%
-------------------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 20  Janus Money Market Funds - Institutional Shares prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                         Years ended October 31st
                                                         2002         2001         2000         1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                            $1.00        $1.00        $1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                            0.05         0.06         0.05         0.05
  3.  Total from investment operations                                 0.05         0.06         0.05         0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)                         (0.05)       (0.06)       (0.05)       (0.05)
  5.  Total dividends and distributions                              (0.05)       (0.06)       (0.05)       (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                                  $1.00        $1.00        $1.00        $1.00
  7.  Total return                                                    4.93%        6.24%        5.03%        5.59%
  8.  Net assets, end of period (in millions)                          $934         $782         $761         $821
  9.  Average net assets for the period (in millions)                  $752         $742         $770         $321
 10.  Ratio of expenses to average net assets(1)                      0.15%        0.15%        0.15%        0.15%
 11.  Ratio of net investment income to average net
      assets                                                          4.72%        6.07%        4.94%        5.42%
-------------------------------------------------------------------------------------------------------------------



(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


                  Janus Money Market Funds - Institutional Shares prospectus  21

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A second class of shares of each Fund, Service Shares, are available only through banks or other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares of each Fund, Investor Shares, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Institutional Services at 1-800-29JANUS.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.



 22  Janus Money Market Funds - Institutional Shares prospectus

                            JANUS MONEY MARKET FUNDS
                              INSTITUTIONAL SHARES

                              Shareholder's Guide

                                           This section contains
                                           information about opening your
                                           account with Janus, purchases
                                           and redemptions, and other
                                           services and options available
                                           to shareholders.

                                           [JANUS LOGO]

HOW TO OPEN AN ACCOUNT

               ESTABLISHING YOUR ACCOUNT

               The Application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Funds. After reviewing the Application carefully, complete, sign and forward it to:

                Via Regular Mail                Via Express Mail - Overnight Delivery
                Janus                           Janus
                P.O. Box 173375                 100 Fillmore Street
                Denver, CO 80217-3375           Denver, CO 80206-4928
                Attn: Institutional Services    Attn: Institutional Services

               Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase request.

               You may set up your account for Investment Retirement Plan rollovers (in excess of $250,000) under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               Please refer to janus.com for more complete information regarding the different types of IRAs. You will need a special application to be enrolled in the plan. For an application and more details, call 1-800-29JANUS.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your

 24  Shareholder's guide
               taxpayer identification, the IRS requires the Funds to withhold a certain percentage (currently 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               DISTRIBUTION OPTIONS

               Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

               You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS for complete instructions. Purchase requests received before 3:00 p.m. for Janus Money Market Fund, (New York time) 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after these times). In addition, the Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Service Corporation or Janus Distributors, Inc., and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

                                                         Shareholder's guide  25

               Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS when you intend to make a wire purchase. The Funds do not charge any fees for transactions by wire in Shares of the Funds.

               Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase request. If you have any questions, please call 1-800-29JANUS.

MINIMUM INVESTMENT

               JANUS MONEY MARKET FUND

               The minimum investment for the Institutional Shares of Janus Money Market Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into Investor Shares of Janus Money Market Fund, Institutional Shares of Janus Government Money Market Fund or Janus Tax-Exempt Money Market Fund, or shares of another Janus fund or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

               JANUS GOVERNMENT MONEY MARKET FUND AND JANUS TAX-EXEMPT MONEY MARKET FUND

               The minimum initial investment in these shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not maintain the $250,000 minimum will be given the option of

 26  Shareholder's guide
               exchanging into Investor Shares or shares of another Janus fund or having their Shares redeemed.

NET ASSET VALUE

               The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.



SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

HOW TO EXCHANGE SHARES

               The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or

                                                         Shareholder's guide  27
               terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds. If you would like more information regarding this option, please call Institutional Services at 1-800-29JANUS.

HOW TO SELL SHARES

               PARTIAL OR COMPLETE REDEMPTIONS

               You may redeem all or a portion of your Shares on any business day. Your Shares will be redeemed at the NAV next calculated after a Fund has received your redemption request in good order and meeting all the requirements of this Prospectus. Proceeds of such redemption generally will be wired to your predesignated bank account as of the day of redemption, or, if that day is a bank holiday, on the next bank business day.

               If you are an IRA shareholder and you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions apply with regard to the 10% additional tax on early distributions.

               IN WRITING

               To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

                Via Regular Mail                Via Express Mail - Overnight Delivery
                Janus                           Janus
                P.O. Box 173375                 100 Fillmore Street
                Denver, CO 80217-3375           Denver, CO 80206-4928
                Attn: Institutional Services    Attn: Institutional Services

               The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your

 28  Shareholder's guide
               name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund. For IRA shareholders, written instructions must be signed by the account owner.

               BY TELEPHONE

               Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early. There is no fee for redemptions by wire.

               BY A FUND

               Your account may be terminated by a Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, a Fund will notify you that you have 30 days for Janus Money Market Fund or 60 days for Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund to increase your account to the minimum required before redeeming your account.

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

               PORTFOLIO INFORMATION

               You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current

                                                         Shareholder's guide  29
               yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

               TELEPHONE INSTRUCTIONS

               You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               ACCOUNT ADDRESS AND NAME CHANGES

               To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

               To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

               STATEMENTS AND REPORTS

               Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.

               Twice each year you will receive the financial statements of the Funds, including a statement listing portfolio securities. To reduce

 30  Shareholder's guide
               expenses, only one copy of most reports (such as the Funds' Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time. The Funds reserve the right to charge a fee for additional account statement requests.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Janus Capital or its affiliates, from their own assets, may compensate certain Processing Organizations for providing administrative, recordkeeping and similar services, as well as distribution-related services.

                                                         Shareholder's guide  31

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

                                  February 28, 2003


                                  Janus Money Market Fund
                                  Janus Tax-Exempt Money Market Fund
                                  Janus Government Money Market Fund

                            JANUS MONEY MARKET FUNDS
                                 SERVICE SHARES

                                   Prospectus

     Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs and similar programs provided to their customers. Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Money Market Fund.......................    2
                   Janus Tax-Exempt Money Market Fund............    2
                   Janus Government Money Market Fund............    3
                   Fees and expenses.............................    6

                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................    8
                   Common investment policies....................    9
                   Types of investments..........................    9
                   Common investment techniques..................   12

                MANAGEMENT OF THE FUNDS
                   Investment adviser and administrator..........   15
                   Management expenses...........................   15
                   Portfolio managers............................   17

                DISTRIBUTIONS AND TAXES..........................   18

                FINANCIAL HIGHLIGHTS.............................   20

                OTHER INFORMATION................................   23

                SHAREHOLDER'S GUIDE
                   Purchases.....................................   25
                   Minimum investment............................   26
                   Net asset value...............................   26
                   Redemptions...................................   27
                   Shareholder communications....................   28

                         Janus Money Market Funds - Service Shares prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------
               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.


               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without


 2  Janus Money Market Funds - Service Shares prospectus
               limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.


               Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.



               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.


                         Janus Money Market Funds - Service Shares prospectus  3

               The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Service Shares of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated. [TO BE UPDATED BY AMENDMENT]


               JANUS MONEY MARKET FUND - SERVICE SHARES


                 Annual returns for calendar years ended 12/31
                                         5.46%    5.40%    4.98%    6.25%    3.95%
                                          1997     1998     1999     2000     2001        2002

                 Best Quarter:              Worst Quarter:


               JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES


                 Annual returns for calendar years ended 12/31
                                         3.44%    3.41%    3.12%    3.86%    2.60%
                                          1997     1998     1999     2000     2001        2002

                 Best Quarter:              Worst Quarter:


 4  Janus Money Market Funds - Service Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES


                 Annual returns for calendar years ended 12/31
                                         5.33%    5.28%    4.87%    6.15%    3.94%
                                          1997     1998     1999     2000     2001        2002

                 Best Quarter:              Worst Quarter:



               The 7-day yield on December 31, 2002 was     % for Janus Money
               Market Fund - Service Shares;     % for Janus Tax-Exempt Money
               Market Fund - Service Shares; and     % for Janus Government
               Tax-Exempt Money Market Fund - Service Shares, respectively. For the Funds' current yields, call 1-800-29JANUS.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                         Janus Money Market Funds - Service Shares prospectus  5

FEES AND EXPENSES


               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

 6  Janus Money Market Funds - Service Shares prospectus

               This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2002. [TO BE UPDATED BY AMENDMENT]



                                        Janus Money   Janus Tax-Exempt    Janus Government
  Service Shares                        Market Fund   Money Market Fund   Money Market Fund
  Management Fee                               %                %                   %
  Other Expenses                               %                %                   %
  Total Annual Fund Operating Expenses
    Without Reductions*                        %                %                   %
  Total Reductions                             %                %                   %
  Total Annual Fund Operating Expenses
    With Reductions*                           %                %                   %


 * All expenses are stated both with and without contractual reductions by Janus Capital. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Money Market Fund                               $        $         $          $
  Janus Tax-Exempt Money Market Fund                    $        $         $          $
  Janus Government Money Market Fund                    $        $         $          $


                         Janus Money Market Funds - Service Shares prospectus  7

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).



INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS TAX-EXEMPT MONEY MARKET FUND

               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


 8  Janus Money Market Funds - Service Shares prospectus

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

                         Janus Money Market Funds - Service Shares prospectus  9

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars


               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)


               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-

 10  Janus Money Market Funds - Service Shares prospectus
               denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


               JANUS TAX-EXEMPT MONEY MARKET FUND


               As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:


               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

                        Janus Money Market Funds - Service Shares prospectus  11

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by U.S. Government Securities

COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may each use:

 12  Janus Money Market Funds - Service Shares prospectus

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES

               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae,


                        Janus Money Market Funds - Service Shares prospectus  13

               Freddie Mac, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.


               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 14  Janus Money Market Funds - Service Shares prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

               Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES

               Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.



               The Funds have entered into an Administrative Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the

                        Janus Money Market Funds - Service Shares prospectus  15
               beneficial owners, rather than the Financial Institutions, as shareholders of record.

               Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law. In the event depository institutions were prohibited from acting in the administrative capacities described above, the Trustees will consider appropriate changes in the services.

 16  Janus Money Market Funds - Service Shares prospectus

PORTFOLIO MANAGERS

SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Institutional Cash Reserves Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


J. ERIC THORDERSON
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999. Mr. Thorderson is also Portfolio Manager of other Janus accounts. He joined Janus Capital in May 1996 as a money market analyst. Prior to joining Janus Capital, he was a Portfolio Manager for USAA Investment Management Company from 1991 to 1996. Mr. Thorderson holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business
                   Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

                        Janus Money Market Funds - Service Shares prospectus  17

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder pursuant to the options offered by the Financial Institution.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to Financial Institutions who will forward the information to their customers for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

               Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

               Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own

 18  Janus Money Market Funds - Service Shares prospectus
               tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

               The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

                        Janus Money Market Funds - Service Shares prospectus  19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights table is intended to help you understand the Funds' financial performance of the Funds' Shares through October 31st of each fiscal period shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.


               [TO BE UPDATED BY AMENDMENT]



JANUS MONEY MARKET FUND - SERVICE SHARES
------------------------------------------------------------------------------------------
                                                     Periods ended October 31st
                                           2002       2001      2000      1999      1998
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                           $1.00     $1.00     $1.00     $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                             0.05      0.06      0.05      0.05
  3.  Total from investment operations                  0.05      0.06      0.05      0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                                         (0.05)    (0.06)    (0.05)    (0.05)
  5.  Total dividends and distributions               (0.05)    (0.06)    (0.05)    (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                   $1.00     $1.00     $1.00     $1.00
  7.  Total return*                                    4.70%     6.08%     4.89%     5.45%
  8.  Net assets, end of period (in
      thousands)                                     $74,515   $129,634  $28,748   $42,520
  9.  Average net assets for the period
      (in thousands)                                 $99,861   $59,503   $31,250   $29,322
 10.  Ratio of expenses to average net
      assets**(1)                                      0.43%     0.42%     0.40%     0.40%
 11.  Ratio of net investment income to
      average net assets**                             4.62%     6.02%     4.82%     5.30%
------------------------------------------------------------------------------------------






(1) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.




 20  Janus Money Market Funds - Service Shares prospectus

JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES
-----------------------------------------------------------------------------------------------------
                                                             Periods ended October 31st
                                               2002        2001        2000        1999         1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00       $1.00        $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                 0.03        0.04         0.03        0.03
  3.  Total from investment operations                      0.03        0.04         0.03        0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)              (0.03)      (0.04)       (0.03)      (0.03)
  5.  Total dividends and distributions                   (0.03)      (0.04)       (0.03)      (0.03)
  6.  NET ASSET VALUE, END OF PERIOD                       $1.00       $1.00        $1.00       $1.00
  7.  Total return*                                        3.02%       3.81%        3.06%       3.44%
  8.  Net assets, end of period (in
      thousands)                                             $10         $10       $1,042      $17,696
  9.  Average net assets for the period (in
      thousands)                                             $10        $737       $4,090      $3,215
 10.  Ratio of expenses to average net
      assets**(1)                                          0.43%       0.41%        0.40%       0.40%
 11.  Ratio of net investment income to
      average net assets**                                 2.98%       3.67%        3.10%       3.32%
-----------------------------------------------------------------------------------------------------






(1) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.




                        Janus Money Market Funds - Service Shares prospectus  21

JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
------------------------------------------------------------------------------------------------------
                                                            Periods ended October 31st
                                              2002         2001         2000         1999        1998
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                  $1.00        $1.00       $1.00       $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                  0.05         0.06        0.05        0.05
  3.  Total from investment operations                       0.05         0.06        0.05        0.05
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment
      income)                                              (0.05)       (0.06)      (0.05)      (0.05)
  5.  Total dividends and distributions                    (0.05)       (0.06)      (0.05)      (0.05)
  6.  NET ASSET VALUE, END OF PERIOD                        $1.00        $1.00       $1.00       $1.00
  7.  Total return*                                         4.67%        5.97%       4.77%       5.33%
  8.  Net assets, end of period (in
      thousands)                                          $85,589      $78,877      $51,343     $2,770
  9.  Average net assets for the period
      (in thousands)                                      $103,932     $63,802      $45,587       $639
 10.  Ratio of expenses to average net
      assets**(1)                                           0.40%        0.40%       0.40%       0.40%
 11.  Ratio of net investment income to
      average net assets**                                  4.57%        5.86%       4.67%       5.15%
------------------------------------------------------------------------------------------------------






(1) The ratio would have been 0.10% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.




 22  Janus Money Market Funds - Service Shares prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to banks and other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A second class of shares, Institutional Shares of each Fund, are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A third class of shares, Investor Shares of each Fund, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-29JANUS.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                        Janus Money Market Funds - Service Shares prospectus  23

                            JANUS MONEY MARKET FUNDS
                                 SERVICE SHARES
                              Shareholder's Guide

                                           Investors may not purchase or
                                           redeem shares of the Funds
                                           directly. Shares may be
                                           purchased or redeemed only
                                           through Financial Institutions
                                           in connection with trust
                                           accounts, Cash management
                                           programs and similar programs.
                                           Your Financial Institution
                                           will provide you with
                                           instructions on purchasing or
                                           redeeming shares.

                                           [JANUS LOGO]

               The Financial Institutions are responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

PURCHASES

               Purchases of Fund Shares may be made only through omnibus accounts of Financial Institutions in connection with trust accounts, cash management programs and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution). Requests to purchase received from a Financial Institution before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day (a day when both the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

               The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

               Each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Fund. Any Fund may discontinue sales of its Shares if management believes

                                                         Shareholder's guide  25
               that a substantial further increase may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing Financial Institution customers in that Fund would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

MINIMUM INVESTMENT

               There is a $250,000 initial aggregate investment minimum by each Financial Institution. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Financial Institutions who do not maintain the $250,000 minimum will be given the option of requesting their customers to exchange into Investor Shares if the required minimum investment for Investor Shares is met or having their customers' Shares redeemed.

NET ASSET VALUE

               The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

 26  Shareholder's guide

SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

REDEMPTIONS

               Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution). If a request for a redemption is received from a Financial Institution by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's omnibus account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.

                                                         Shareholder's guide  27

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment from their Financial Institution. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends October 31. The Funds reserve the right to charge a fee for additional account statement requests.

 28  Shareholder's guide

--------------------------------------------------------------------------------

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

                                            February 28, 2003


                            JANUS INSTITUTIONAL CASH
                                 RESERVES FUND

                                   Prospectus

     Janus Institutional Cash Reserves Fund is designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers an initial class of shares of the Fund (the "Shares") exclusively to institutional and individual clients meeting the minimum investment requirement of $5,000,000. The Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Institutional Cash Reserves Fund........    2
                   Fees and expenses.............................    4

                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies....................................    5
                   Investment policies...........................    5
                   Types of investments..........................    5
                   Investment techniques.........................    7

                MANAGEMENT OF THE FUND
                   Investment adviser............................    9
                   Management expenses...........................    9
                   Portfolio manager.............................   10

                DISTRIBUTIONS AND TAXES..........................   11

                FINANCIAL HIGHLIGHTS.............................   13

                OTHER INFORMATION................................   14

                SHAREHOLDER'S GUIDE
                   How to open an account........................   16
                   Purchasing shares.............................   17
                   How to exchange shares........................   18
                   How to sell shares............................   19
                   Special shareholder services and other
                   information...................................   20


                            Janus Institutional Cash Reserves Fund prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE JANUS INSTITUTIONAL CASH RESERVES
   FUND?

--------------------------------------------------------------------------------
               JANUS INSTITUTIONAL CASH RESERVES FUND seeks maximum current income to the extent consistent with stability of capital.

               The Fund's Trustees may change this objective or the Fund's principal investment policy without a shareholder vote. The Fund will notify you at least 60 days before making any material changes to its objective or principal investment policies. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               The Fund will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Management LLC ("Janus Capital").

               The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

               The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

               An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to

 2  Janus Institutional Cash Reserves Fund prospectus
               preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.




               Since Janus Institutional Cash Reserves Fund did not commence operations until May 15, 2002, a bar chart is not included for this Fund. For the period from commencement of operations until December 31, 2002, Janus Institutional Cash Reserves Fund's
               return was      %. For the Fund's current yields, call
               1-800-29JANUS. [TO BE UPDATED BY AMENDMENT]



               The past performance of Janus Institutional Cash Reserves Fund does not necessarily indicate how it will perform in the future.


                            Janus Institutional Cash Reserves Fund prospectus  3

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

               This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.


                                 [TO BE UPDATED BY AMENDMENT]



                                                                Janus Institutional
                                                                Cash Reserves Fund
  Management Fee                                                       0.20%
  Other Expenses(1)                                                        %
  Total Annual Fund Operating Expenses Without Reductions*                 %
  Total Reductions                                                         %
  Total Annual Fund Operating Expenses With Reductions*                    %



 (1) Since the Fund commenced operations on May 15, 2002, and has not completed a full fiscal year as of the date of this prospectus, "Other Expenses" are estimated based on projections of expenses to be incurred during the Fund's first full year of operations.


  * All expenses are stated both with and without contractual reductions by Janus Capital. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreement.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS.
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     1 Year   3 Years   5 Years   10 Years
                                                     -------------------------------------
  Janus Institutional Cash Reserves Fund              $        $         $          $


 4  Janus Institutional Cash Reserves Fund prospectus

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).



INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Institutional Cash Reserves Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

INVESTMENT POLICIES

               The Fund will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS

               The Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

                            Janus Institutional Cash Reserves Fund prospectus  5

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS
               The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:

               - commercial paper

               - notes and bonds

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus

 6  Janus Institutional Cash Reserves Fund prospectus

                 Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Fund may use:

               PARTICIPATION INTERESTS
               A participation interest gives the Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund's investments may be dependent in part on the credit quality of the banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

                            Janus Institutional Cash Reserves Fund prospectus  7

               VARIABLE AND FLOATING RATE SECURITIES
               The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               The Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 8  Janus Institutional Cash Reserves Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of the Fund. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

MANAGEMENT EXPENSES


               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of the Fund will be calculated at the annual rate of 0.10% of the value of the Fund's average daily net assets. Janus Capital has agreed to continue such reduction until at least the next annual renewal of the advisory agreement. You will be notified of any change in this limit. For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.


                            Janus Institutional Cash Reserves Fund prospectus  9

PORTFOLIO MANAGER

SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President and Portfolio Manager of Janus Institutional Cash Reserves Fund, Janus Money Market Fund and Janus Tax-Exempt Money Market Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which she has managed since January 2001. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


 10  Janus Institutional Cash Reserves Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of the Fund unless otherwise elected by the shareholder. If no election is made, all distributions will be reinvested in additional Shares of the Fund.

               Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

               The Fund reserves the right to require purchase and redemption requests prior to these times on days when the bond market or the NYSE close early.

               Fund distributions are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st

                           Janus Institutional Cash Reserves Fund prospectus  11
               of each year. Because the Fund is a money market fund, it does not anticipate making significant capital gains distributions.

               Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Fund.

               The Fund intends to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that the Fund will be required to pay any federal income or excise taxes. The SAI further explains the Fund's tax status.

 12  Janus Institutional Cash Reserves Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------





               The financial highlights table is intended to help you understand the financial performance of the Fund's Shares for the past year through October 31st of the fiscal year shown. Items 1 through 6 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Fund, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.


               [TO BE UPDATED BY AMENDMENT]



JANUS INSTITUTIONAL CASH RESERVES FUND
---------------------------------------------------------------------------
                                                                    2002(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                           $
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income
  3.  Total from investment operations
      LESS DIVIDENDS AND DISTRIBUTIONS:
  4.  Dividends (from net investment income)
  5.  Total dividends and distributions
  6.  NET ASSET VALUE, END OF PERIOD                                 $
  7.  Total return*                                                      %
  8.  Net assets, end of period (in millions)                        $
  9.  Average net assets for the period (in millions)                $
 10.  Ratio of expenses to average net assets**(2)                       %
 11.  Ratio of net investment income/(loss) to average net
      assets**                                                           %
---------------------------------------------------------------------------



(1) Fiscal period from May 15, 2002 to October 31, 2002.


(2) The ratio would have been 0.17% greater before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not affiliated with Janus Capital, audit fees and expenses and extraordinary costs.


 *  Total return not annualized for periods of less than one full year.


**  Annualized for periods of less than one full year.


                           Janus Institutional Cash Reserves Fund prospectus  13

OTHER INFORMATION
--------------------------------------------------------------------------------

               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 14  Janus Institutional Cash Reserves Fund prospectus

                            JANUS INSTITUTIONAL CASH
                                 RESERVES FUND
                              Shareholder's Guide

                                           This section contains
                                           information about opening your
                                           account with Janus, purchases
                                           and redemptions, and other
                                           services and options available
                                           to shareholders.

                                           [JANUS LOGO]

HOW TO OPEN AN ACCOUNT

               ESTABLISHING YOUR ACCOUNT

               The Application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Fund. After reviewing the Application carefully, complete, sign and forward it to:

                Via Regular Mail              Via Express Mail - Overnight Delivery
                Janus                         Janus
                P.O. Box 173375               100 Fillmore Street
                Denver, CO 80217-3375         Denver, CO 80206-4928
                Attn: Institutional Services  Attn: Institutional Services

               Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Fund reserves the right to suspend the offering of the Shares for a period of time and to reject any specific purchase request.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification, the IRS requires the Fund to withhold a certain percentage (currently 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

               DISTRIBUTION OPTIONS

               Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of the Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

 16  Shareholder's guide

PURCHASING SHARES

               You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS for complete instructions. Purchase requests received before 3:00 p.m. (New York time) on a bank business day will receive dividends declared on the purchase date (the daily yield for the Fund is calculated after that time). In addition, the Fund's transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC or Janus Distributors LLC, and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Fund and its agent have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Fund also reserves the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

               Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS when you intend to make a wire purchase. The Fund does not charge any fees for transactions by wire in Shares of the Fund.

               Once you have established a Fund account, you may purchase Shares for such account or open additional accounts at any time. The Fund reserves the right to suspend the offering of Shares for a period of time and to reject any specific purchase request. If you have any questions, please call 1-800-29JANUS.

MINIMUM INVESTMENT

               The minimum investment for the Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the

                                                         Shareholder's guide  17

               $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into shares of another Janus fund with a lower investment minimum or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

NET ASSET VALUE

               The net asset value of the Shares is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that both the Exchange and the Federal Reserve Banks are open. The NAV of the Fund's shares is not determined on the days the NYSE is closed and when the Federal Reserve Banks are closed. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

HOW TO EXCHANGE SHARES

               The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other

 18  Shareholder's guide

               Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Fund. If you would like more information regarding this option, please call Institutional Services at 1-800-29JANUS.

HOW TO SELL SHARES

               PARTIAL OR COMPLETE REDEMPTIONS

               You may redeem all or a portion of your Shares on any business day. Your Shares will be redeemed at the NAV next calculated after the Fund has received your redemption request in good order and meeting all the requirements of this Prospectus. Proceeds of such redemption generally will be wired to your predesignated bank account as of the day of redemption, or, if that day is a bank holiday, on the next bank business day.

               IN WRITING

               To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

                Via Regular Mail              Via Express Mail - Overnight Delivery
                Janus                         Janus
                P.O. Box 173375               100 Fillmore Street
                Denver, CO 80217-3375         Denver, CO 80206-4928
                Attn: Institutional Services  Attn: Institutional Services

               The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be

                                                         Shareholder's guide  19
               signed by an authorized person whose signature is on file with the Fund.

               BY TELEPHONE

               Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After this time, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Fund reserves the right to require redemption requests prior to this time on days when the bond market or NYSE close early. There is no fee for redemptions by wire.

               BY THE FUND

               Your account may be terminated by the Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Fund. In the case of insufficient account size, the Fund will notify you that you have 30 days to increase your account to the minimum required before redeeming your account.

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

               PORTFOLIO INFORMATION

               You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

               TELEPHONE INSTRUCTIONS

               You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from

 20  Shareholder's guide
               unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               ACCOUNT ADDRESS AND NAME CHANGES

               To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Fund with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

               To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

               STATEMENTS AND REPORTS

               Each shareholder will receive daily confirmations of purchases and redemptions made in the Fund. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.

               Twice each year you will receive the financial statements of the Fund, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Fund's Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time. The Fund reserves the right to charge a fee for additional account statement requests.

                                                         Shareholder's guide  21

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Fund or its agents materially hampers the provision of such services.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Janus Capital or its affiliates, from their own assets, may compensate certain Processing Organizations for providing administrative, recordkeeping and similar services, as well as distribution-related services.

 22  Shareholder's guide

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                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report (as they become available), free of charge by contacting Janus at 1-800-29JANUS. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                    Investment Company Act File No. 811-1879

                                February 28, 2003
                                 EQUITY FUNDS                      INCOME FUNDS
                                 Janus Fund                        Janus Flexible Income Fund
                                 Janus Enterprise Fund             Janus Federal Tax-Exempt Fund
                                 Janus Mercury Fund                Janus High-Yield Fund
                                 Janus Olympus Fund                Janus Short-Term Bond Fund
                                 Janus Special Equity Fund
                                 Janus Orion Fund
                                 Janus Risk-Managed Stock Fund
                                 Janus Worldwide Fund
                                 Janus Global Life Sciences Fund
                                 Janus Global Technology Fund
                                 Janus Global Value Fund
                                 Janus Core Equity Fund
                                 Janus Growth and Income Fund
                                 Janus Balanced Fund


                         JANUS EQUITY AND INCOME FUNDS

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") pertains to the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust. Janus Capital Management LLC ("Janus Capital") is the investment manager of each Fund. In addition, Enhanced Investment Technologies, LLC ("INTECH") is the investment subadvisor for Janus Risk-Managed Stock Fund and is responsible for the day to day operations.



     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 28, 2003, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Classification, Portfolio Turnover,
                Investment Policies and Restrictions,
                and Investment Strategies and Risks..............    2
                Investment Adviser and Subadviser................   44
                Custodian, Transfer Agent
                and Certain Affiliations.........................   56
                Portfolio Transactions and Brokerage.............   58
                Trustees and Officers............................   67
                Purchase of Shares...............................   78
                   Net Asset Value Determination.................   78
                   Reinvestment of Dividends and Distributions...   79
                Redemption of Shares.............................   81
                Shareholder Accounts.............................   82
                   Online and Telephone Transactions.............   82
                   Systematic Redemptions........................   82
                Tax-Deferred Accounts............................   84
                Income Dividends, Capital Gains
                Distributions and Tax Status.....................   86
                Principal Shareholders...........................   88
                Miscellaneous Information........................   91
                   Shares of the Trust...........................   91
                   Shareholder Meetings..........................   92
                   Voting Rights.................................   92
                   Master/Feeder Option..........................   93
                   Independent Accountants.......................   93
                   Registration Statement........................   93
                Performance Information..........................   94
                Financial Statements.............................  100
                Appendix A.......................................  101

CLASSIFICATION, PORTFOLIO TURNOVER, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
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CLASSIFICATION


               Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Enterprise Fund, Janus Olympus Fund, Janus Special Equity Fund, Janus Orion Fund, Janus Global Technology Fund, and Janus Global Value Fund are classified as nondiversified. The nondiversified Funds will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Janus Fund, Janus Mercury Fund, Janus Risk-Managed Stock Fund, Janus Worldwide Fund, Janus Global Life Sciences Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund are diversified funds.




PORTFOLIO TURNOVER


               [TO BE UPDATED BY AMENDMENT]


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.



               (1) With respect to 75% of its total assets, Janus Fund, Janus Mercury Fund, Janus Risk-Managed Stock Fund, Janus Worldwide

               Fund, Janus Global Life Sciences Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


               Each Fund may not:


               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities). This policy does not apply to Janus Global Life Sciences Fund. This policy does not apply to Janus Federal Tax-Exempt Fund regarding municipal obligations only. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.


               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:


               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Fund may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and
               (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS


               JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture;
               cosmetics/personal care; and biotechnology.


               JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund normally will be invested in fixed-income senior securities.

               JANUS FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

               JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, this Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

INVESTMENT STRATEGIES AND RISKS

Cash Position


               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").



               Janus Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or subadviser believes market, economic or political conditions warrant a temporary defensive position.


ILLIQUID INVESTMENTS

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               Each of the Funds may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

FOREIGN SECURITIES

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

SHORT SALES

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

               The Equity Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.


ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES

               Each Fund may invest up to 10% (without limit for Janus High-Yield Fund and Janus Flexible Income Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES


               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.


               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.


               The Fund also may invest in pass through securities, which are interests evidencing direct ownership of a basket of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's prospectus may apply.


Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectuses.

MUNICIPAL OBLIGATIONS

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

OTHER INCOME-PRODUCING SECURITIES

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK BONDS


               Janus High-Yield Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest 35% or more of its net assets in such bonds, except Janus Special Equity Fund, Janus Risk-Managed Stock Fund and Janus Core Equity Fund will, under normal circumstances, limit their investment in such bonds to 20% of their net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

DEFAULTED SECURITIES

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a

               Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.


               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Funds intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule
               4.5 that also would permit the Funds to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a Fund's portfolio. For purposes of this test, "notional value" is calculated for futures by multiplying for each such position the size of the contract, in contract units, by the current market price per unit and for options by multiplying for each such position the size of the contract, in contract units, by the strike price per unit. The CFTC has indicated that the Funds may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.


               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


               Janus Risk-Managed Stock Fund also may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.


               The Funds may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.


               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISER

--------------------------------------------------------------------------------


               As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, for Janus Risk-Managed Stock Fund, Janus Capital has delegated certain of these duties to INTECH pursuant to a subadvisory agreement between Janus Capital and INTECH.


               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


               Each Equity Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of

               0.65% of the average daily net assets of each Fund. Janus High Yield Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of average daily net assets of the Fund and 0.65% of the average daily net assets in excess of $300 million. Janus Flexible Income Fund and Janus Short-Term Bond Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. Janus Federal Tax-Exempt Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.60% of the first $300 million of average daily net assets of the Fund and 0.55% of the average daily net assets in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by any of the Fixed-Income Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for Janus Flexible Income Fund and Janus High-Yield Fund and 0.65% of the average daily net assets for a fiscal year for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreement.

               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods of each Fund. The information below is for fiscal periods ended October 31. This information is not available for Janus Risk-Managed Stock Fund because this Fund had not commenced operations as of October 31, 2002. The information presented in the table below reflects the management fees in effect during each of the periods shown.



                           [TO BE FILED BY AMENDMENT]



                                       2002                       2001                     2000(1)
                             ------------------------   ------------------------   ------------------------
Fund Name                    Advisory Fees    Waiver    Advisory Fees    Waiver    Advisory Fees    Waiver
-----------------------------------------------------------------------------------------------------------
Janus Fund                    $              $          $222,611,251    $  -       $293,095,164    $  -
Janus Enterprise Fund         $              $          $ 31,579,339       -       $ 47,327,307       -
Janus Mercury Fund            $              $          $ 73,061,347       -       $103,376,727       -
Janus Olympus Fund            $              $          $ 30,986,084    $  -       $ 49,402,033    $  -
Janus Special Equity
 Fund(2)                      $              $          $ 17,326,328       -       $ 12,410,248(3)    -
Janus Orion Fund              $              $          $  4,953,922       -       $  2,393,411(4)    -
Janus Worldwide Fund          $              $          $181,794,280    $  -       $251,412,428    $  -
Janus Global Life Sciences
 Fund                         $              $          $ 19,225,549    $  -       $ 19,507,344    $  -
Janus Global Technology
 Fund                         $              $          $ 26,064,028    $  -       $ 57,844,006    $  -
Janus Global Value Fund       $              $          $    122,058(5) $  -                N/A       -
Janus Core Equity Fund        $              $          $  5,690,845    $  -       $  6,724,651       -
Janus Growth and Income
 Fund                         $              $          $ 50,426,105    $  -       $ 55,928,716       -
Janus Balanced Fund           $              $          $ 30,309,706    $  -       $ 26,568,643       -
Janus Flexible Income Fund    $              $          $  6,609,724       -       $  6,558,853       -
Janus Federal Tax-Exempt
 Fund                         $              $          $    630,395    $394,781   $    466,766    $271,741
Janus High-Yield Fund         $              $          $  2,783,120       -       $  2,140,904    $ 35,287
Janus Short-Term Bond Fund    $              $          $  1,814,236    $913,061   $    837,123    $475,646


(1) Effective January 31, 2000, the management fee paid by each Equity Fund was changed to 0.65% of the average daily net assets of such Fund.

(2) Formerly, Janus Strategic Value Fund.


(3) February 29, 2000 (inception) to October 31, 2000.


(4) June 30, 2000 (inception) to October 31, 2000.


(5) June 29, 2001 (inception) to October 31, 2001.

               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2002, except Janus Risk-Managed Stock Fund which is dated December 10, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



APPROVAL OF INVESTMENT ADVISORY AGREEMENT



               [TO BE UPDATED UPON APPROVAL OF AGREEMENTS]



               The Fund's Investment Advisory Agreement on behalf of Janus Risk-Managed Stock Fund was approved by vote of the trustees, including the vote of the majority of trustees who are not parties to the Agreement or "interested persons" as defined by the 1940 Act of any parties (the "Independent Trustees") cast in person at a meeting called for such purpose. After the initial term of the Agreement, the continuation of the Investment Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In 2002, the Trustees held a meeting to decide whether to approve the Investment Advisory Agreement. In preparation for their meeting, the trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the 2002 meeting, the trustees, including a majority of Independent Trustees, approved the

               Investment Advisory Agreement based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the Agreement, including Janus Capital's personnel, experience and compliance program and the resources and investment process provided by Janus Capital, (2) the expenses under the Agreement and how those expenses compared to those of other comparable mutual funds, and (3) the profitability of Janus Capital. Based on the Trustees' deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.



               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%. [TO BE UPDATED BY AMENDMENT]



               Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI"). JCGI will be a publicly traded holding company with principal operations in financial asset management businesses. Subsequent to the merger, Janus Capital will be a subsidiary of JCGI and JCGI will directly or indirectly own 92% of Janus Capital, with the remaining 8% held by certain Janus Capital employees. The transaction is expected to be completed as of December 31, 2002. [TO BE UPDATED BY AMENDMENT]


               In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.


               INTECH has adopted its own allocation procedures, which apply to Janus Risk-Managed Stock Fund. INTECH is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.


               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital. INTECH is not subject to Janus Capital's Code of Ethics, but has adopted its own Code of Ethics, which INTECH has certified complies with Rule 17j-1 under the 1940 Act.



Subadviser-Enhanced Investment Technologies, LLC



               Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Janus Risk-Managed Stock Fund. The Subadvisory Agreement obligates INTECH to: (i) make investment decisions on behalf of the Fund, (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the subadviser, and (iii) perform certain limited related administrative functions in connection therewith.



               Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, serves as subadviser to Janus Risk-Managed Stock Fund. INTECH has been in the investment advisory business since 1987. INTECH serves as investment adviser or subadviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Janus Risk-Managed Stock Fund. As of December 31, 2002, Janus Capital Management Inc. indirectly owns 50.1% of the outstanding voting shares of INTECH.



Approval of Subadvisory Agreement



               Under the Subadvisory Agreements between Janus Capital and the subadviser, the subadviser is responsible for day-to-day investment management of the Janus Risk-Managed Stock Fund. Investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the Trustees. The Subadvisory Agreement provides that the subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund it subadvises, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.



               The Janus Risk-Managed Stock Fund pays no fees directly to the subadviser. Under the Agreement, the subadviser is compensated by Janus Capital according to the following schedule:



               [TO BE UPDATED BY AMENDMENT]



Fund                                                      Subadviser       Annual Rate
--------------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund                               INTECH



               The Subadvisory Agreement will continue in effect until
                         , 200  , and thereafter from year to year if such
               continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Janus Risk-Managed Stock Fund and in either case by vote of a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund. The Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.



               [TO BE UPDATED UPON APPROVAL OF AGREEMENTS]



               Subadvisory Agreement for Janus Risk-Managed Stock Fund was approved by vote of the Independent Trustees cast in person at a meeting called for such purpose. After the initial term of the Agreement, the continuation of the Subadvisory Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In 2002, the Trustees held a meeting to decide whether to approve the Subadvisory Agreements. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital and the subadviser. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the 2002 meeting, the Trustees, including a majority of Independent Trustees, approved the Subadvisory Agreement based on their consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the Agreement, including the subadviser's personnel, experience and compliance program and the resources and investment process provided by the subadviser and, the subadviser's performance record for comparably managed accounts, (2) the expenses under the Agreements and how those expenses compared to those of other comparable mutual funds, and
               (3) the profitability of the subadviser. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Janus Services also receives $4 per open shareholder account in each Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group, Inc., license fees at the annual rate of $3.06 per shareholder account for the equity funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations.




               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.


               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

               For the fiscal year ended October 31, 2002, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:


[TO BE FILED BY AMENDMENT]
Fund Name                                                   Commissions     Transactions
-----------------------------------------------------------------------------------------
Janus Fund                                                  $              $
Janus Enterprise Fund                                       $              $
Janus Mercury Fund                                          $              $
Janus Olympus Fund                                          $              $
Janus Special Equity Fund*                                  $              $
Janus Orion Fund                                            $              $
Janus Worldwide Fund                                        $              $
Janus Global Life Sciences Fund                             $              $
Janus Global Technology Fund                                $              $
Janus Global Value Fund                                     $              $
Janus Core Equity Fund                                      $              $
Janus Growth and Income Fund                                $              $
Janus Balanced Fund                                         $              $



* Formerly, Janus Strategic Value Fund.


Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.


               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.


               INTECH does not consider research services in selecting brokers. For the Janus Risk-Managed Stock Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on October 31st of each year:


[TO BE FILED BY AMENDMENT]
Fund Name                                            2002          2001          2000
-----------------------------------------------------------------------------------------
Janus Fund                                        $             $2,370,919    $41,869,391
Janus Enterprise Fund                             $             $  803,218    $ 4,583,253
Janus Mercury Fund                                $             $1,956,037    $13,866,778
Janus Olympus Fund                                $             $  417,419    $ 6,958,829
Janus Special Equity Fund(1)                      $             $  621,938    $ 7,156,098(2)
Janus Orion Fund                                  $             $  240,695    $   998,890(3)
Janus Worldwide Fund                              $             $3,741,530    $53,216,732
Janus Global Life Sciences Fund                   $             $  353,728    $ 5,115,448
Janus Global Technology Fund                      $             $   81,755    $ 7,757,183
Janus Global Value Fund                           $             $    5,535(4)         N/A
Janus Core Equity Fund                            $             $  129,018    $ 1,355,115
Janus Growth and Income Fund                      $             $  586,980    $ 5,807,271
Janus Balanced Fund                               $             $  451,600    $ 3,466,502
Janus Flexible Income Fund                        $                 -         $    22,597
Janus High-Yield Fund                             $                 -         $     6,633
Janus Federal Tax-Exempt Fund                     $                 -         $        68
Janus Short-Term Bond Fund                        $                                -



(1) Formerly, Janus Strategic Value Fund.


(2) February 29, 2000 (inception) to October 31, 2000.


(3) June 30, 2000 (inception) to October 31, 2000.


(4) June 29, 2001 (inception) to October 31, 2001.

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:


[TO BE FILED BY AMENDMENT]
                                        Commission Paid
                                        through DSTS for
                                        the Period Ended    Reduction of    % of Total     % of Total
Fund Name                               October 31, 2002     Expenses*     Commissions+   Transactions
-------------------------------------------------------------------------------------------------------
Janus Fund                                 $                 $                      %              %
Janus Enterprise Fund                      $                 $                      %              %
Janus Mercury Fund                         $                 $                      %              %
Janus Olympus Fund                         $                 $                      %              %
Janus Special Equity Fund(1)               $                 $                      %              %
Janus Orion Fund                           $                 $                      %              %
Janus Worldwide Fund                       $                 $                      %              %
Janus Global Life Sciences Fund            $                 $                      %              %
Janus Global Technology Fund               $                 $                      %              %
Janus Global Value Fund                    $                 $                      %              %
Janus Core Equity Fund                     $                 $                      %              %
Janus Growth and Income Fund               $                 $                      %              %
Janus Balanced Fund                        $                 $                      %              %


* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
+ Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.

(1) Formerly, Janus Strategic Value Fund.


Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.

[TO BE FILED BY AMENDMENT]
                                     Commission Paid                       Commission Paid
                                   through DSTS for the                  through DSTS for the
                                       Period Ended       Reduction of       Period Ended       Reduction of
Fund Name                            October 31, 2001      Expenses*      October 31, 2000*      Expenses*
------------------------------------------------------------------------------------------------------------
Janus Fund                              $ 710,427          $ 532,953           $689,496           $517,122
Janus Enterprise Fund                   $  66,888          $  50,179           $ 90,323           $ 67,743
Janus Mercury Fund                      $  29,688          $  29,688           $  5,500           $  4,125
Janus Olympus Fund                      $  58,569          $  43,937           $ 39,465           $  6,177
Janus Special Equity Fund(1)            $  56,298          $  42,234                N/A                N/A
Janus Orion Fund                        $  13,472          $  10,106                N/A                N/A
Janus Worldwide Fund                    $ 269,237          $ 201,272           $237,959           $178,469
Janus Global Life Sciences Fund         $  32,330          $  24,253           $    642           $    481
Janus Global Technology Fund            $  19,000          $  14,254           $  2,383           $  1,788
Janus Global Value Fund                 $     933          $     700                N/A                N/A
Janus Core Equity Fund                  $  12,637          $   9,480           $  8,119           $  6,089
Janus Growth and Income Fund            $  37,480          $  28,117           $ 77,670           $ 58,253
Janus Balanced Fund                     $  41,217          $  30,920           $  2,448           $  1,836


 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

(1) Formerly, Janus Strategic Value Fund.




Note: Funds that did not execute trades with DSTS during the stated periods are not included in the table.



               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Funds. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade was considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal years ended October 31, 2001 and October 31, 2002. The Funds did not execute any transactions through E*Trade during their fiscal year ended October 31, 2000. Funds not listed below did not pay any commissions to E*Trade during the relevant period.



                                                                 Aggregate
[TO BE FILED BY AMENDMENT]
                                                                Commissions
                                                              Paid to E*Trade
Fund Name                                                     2002      2001
------------------------------------------------------------------------------
Janus Fund                                                    $        $3,050
Janus Mercury Fund                                            $        $  795
Janus Worldwide Fund                                          $        $1,501
Janus Global Technology Fund                                  $        $1,945



               For the most recent fiscal period November 1, 2001 through July 17, 2002, the table below shows the percentage of each Fund's aggregate brokerage commissions paid to E*Trade and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Funds not listed below did not pay any commissions to E*Trade during the relevant period.



[TO BE FILED BY AMENDMENT]
                                         2002
                       -----------------------------------------
                        Percentage of          Percentage of
                          Aggregate              Aggregate
                       Commissions Paid    Transactions Effected
Fund Name                 to E*Trade          Through E*Trade
------------------------------------------------------------------------------------------------
Janus Fund                      %                      %
Janus Mercury Fund              %                      %
Janus Worldwide Fund            %                      %
Janus Global
  Technology Fund               %                      %

               As of October 31, 2002, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                              [TO BE FILED BY AMENDMENT]
                                            Name of                     Value of
Fund Name                                Broker-Dealer              Securities Owned
--------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 58 series or funds.


               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             58               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    58               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   58               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      58               N/A
 100 Fillmore Street                                    (1997-1998) Chief Financial
 Denver, CO 80206                                       Officer - Boston Market
 Age 59                                                 Concepts, Boston Chicken,
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          58               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    58               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      58               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                 OFFICERS
-----------------------------------------------------------------------------------------------------------
                                                   TERM OF
                                                   OFFICE* AND
 NAME, AGE AND              POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS                    FUND                   TIME SERVED    FIVE YEARS
-----------------------------------------------------------------------------------------------------------
 Laurence Chang**           Executive Vice         9/99-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                         Formerly, Co- Portfolio Manager
 Denver, CO 80206           Co-Portfolio Manager                  (1998-2000) of Janus Overseas Fund and
 Age 37                     Janus Worldwide Fund                  Analyst (1993-1998) for Janus Capital
                                                                  Corporation.
-----------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman**      Executive Vice         2/02-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                         Formerly, Co- Portfolio Manager
 Denver, CO 80206           Portfolio Manager                     (1997-2000) for Janus Venture Fund and
 Age 31                     Janus Enterprise Fund                 Analyst (1994-1997 and 2000-2002) for
                                                                  Janus Capital Corporation.
-----------------------------------------------------------------------------------------------------------
 David J. Corkins**+        Executive Vice         8/97-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                         Formerly, Analyst (1995-1997) for Janus
 Denver, CO 80206           Portfolio Manager                     Capital Corporation.
 Age 36                     Janus Growth and
                            Income Fund
-----------------------------------------------------------------------------------------------------------
 David C. Decker**          Executive Vice         9/96-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                         Formerly, Portfolio Manager (1996-2002)
 Denver, CO 80206           Portfolio Manager                     for Janus Special Situations Fund and
 Age 36                     Janus Special Equity                  Assistant Vice President (1996-1997) of
                            Fund                                  Janus Capital Corporation.
-----------------------------------------------------------------------------------------------------------
 Helen Young Hayes**++      Executive Vice         2/93-Present   Vice President and Managing Director of
 100 Fillmore Street        President and                         Investments of Janus Capital and Director
 Denver, CO 80206           Co-Portfolio Manager                  of Janus Capital Group Inc. Formerly,
 Age 40                     Janus Worldwide Fund                  Director (2000-2002) for Janus Capital
                            and                                   Corporation.
                            Janus Overseas Fund
-----------------------------------------------------------------------------------------------------------
 Warren B. Lammert, III**+  Executive Vice         2/93-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and
 Denver, CO 80206           Portfolio Manager
 Age 41                     Janus Mercury Fund
-----------------------------------------------------------------------------------------------------------
 C. Mike Lu**               Executive Vice         11/98-Present  Vice President of Janus Capital.
 100 Fillmore Street        President and                         Formerly, Analyst, (1991-1998) for Janus
 Denver, CO 80206           Portfolio Manager                     Capital Corporation.
 Age 33                     Janus Global
                            Technology Fund
-----------------------------------------------------------------------------------------------------------
 Thomas R. Malley**         Executive Vice         11/98-Present  Vice President of Janus Capital.
 100 Fillmore Street        President and                         Formerly, Analyst (1991- 1998) for Janus
 Denver, CO 80206           Portfolio Manager                     Capital Corporation.
 Age 34                     Janus Global Life
                            Sciences Fund
-----------------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.
 + Mr. Lammert and Mr. Corkins are related by marriage.

 ++ Ms. Young and Ms. Hayes are sisters.

--------------------------------------------------------------------------------------------------------
                                                OFFICERS
--------------------------------------------------------------------------------------------------------
                                                    TERM OF
                                                    OFFICE* AND
 NAME, AGE AND              POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS                    FUND                    TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------------
 Sharon S. Pichler**        Executive Vice          12/94-Present  Vice President of Janus Capital.
 100 Fillmore Street        President and
 Denver, CO 80206           Portfolio Manager
 Age 53                     Janus Money Market
                            Fund,
                            Janus Federal
                            Tax-Exempt Fund and
                            Janus Institutional
                            Cash Reserves Fund
--------------------------------------------------------------------------------------------------------
 Karen L. Reidy**           Executive Vice          1/00-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                          Formerly, Analyst (1995-1999) of
 Denver, CO 80206           Portfolio Manager                      Janus Capital Corporation.
 Age 35                     Janus Balanced Fund
                            and
                            Janus Core Equity Fund
--------------------------------------------------------------------------------------------------------
 Blaine P. Rollins**        Executive Vice          1/00-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                          Formerly, Portfolio Manager
 Denver, CO 80206           Portfolio Manager                      (1996-1999) of Janus Balanced Fund
 Age 35                     Janus Fund                             and Janus Equity Income Fund.
--------------------------------------------------------------------------------------------------------
 Sandy R. Rufenacht, Jr.**  Executive Vice          12/95-Present  Vice President of Janus Capital.
 100 Fillmore Street        President and                          Formerly, Portfolio Manager
 Denver, CO 80206           Portfolio Manager                      (1996-1998) of Janus Flexible Income
 Age 37                     Janus High-Yield Fund                  Fund and Assistant Vice President
                            and                                    (1996-1997) of Janus Capital
                            Janus Short-Term Bond                  Corporation.
                            Fund
--------------------------------------------------------------------------------------------------------
 Ron Sachs**                Executive Vice          4/00-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                          Formerly, Analyst (1996-2000) for
 Denver, CO 80206           Portfolio Manager                      Janus Capital Corporation.
 Age 35                     Janus Orion Fund
--------------------------------------------------------------------------------------------------------
 Ronald V. Speaker**        Executive Vice          7/92-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                          Formerly, Portfolio Manager
 Denver, CO 80206           Portfolio Manager                      (1995-1998) of Janus High-Yield Fund.
 Age 38                     Janus Flexible Income
                            Fund
--------------------------------------------------------------------------------------------------------
 Jason P. Yee**             Executive Vice          3/01-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                          Formerly, Portfolio Manager and
 Denver, CO 80206           Portfolio Manager                      Managing Director (1996-2000) for Bee
 Age 33                     Janus Global Value                     & Associates and Analyst (2000-2001)
                            Fund                                   for Janus Capital Corporation.
--------------------------------------------------------------------------------------------------------
 Claire Young**++           Executive Vice          8/97-Present   Vice President of Janus Capital.
 100 Fillmore Street        President and                          Formerly, Analyst (1992-1997) for
 Denver, CO 80206           Portfolio Manager                      Janus Capital Corporation.
 Age 37                     Janus Olympus Fund
--------------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

 ++ Ms. Young and Ms. Hayes are sisters.

-------------------------------------------------------------------------------------------------------
                                               OFFICERS
-------------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, AGE AND          POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS                FUND                   TIME SERVED    FIVE YEARS
-------------------------------------------------------------------------------------------------------
 Thomas A. Early**      Vice President and     3/98-Present   Vice President, General Counsel, Chief
 100 Fillmore Street    General Counsel                       Corporate Affairs Officer, Secretary and
 Denver, CO 80206                                             Interim Director of Janus Capital; Vice
 Age 48                                                       President, General Counsel and Secretary
                                                              of Janus Services LLC, Janus Capital
                                                              International LLC and Janus Institutional
                                                              Services LLC; Vice President, General
                                                              Counsel and Director to Janus
                                                              International (Asia) Limited and Janus
                                                              International Limited; Vice President,
                                                              General Counsel and Secretary to Janus
                                                              Distributors LLC and the Janus
                                                              Foundation; and Director for Janus
                                                              Capital Trust Manager Limited, Janus
                                                              World Principal Protected Funds and Janus
                                                              World Funds. Formerly, Director (2001) of
                                                              Janus Distributors, Inc. and Janus
                                                              Services, Inc.; Vice President, General
                                                              Counsel, Secretary and Director
                                                              (2000-2002) of Janus International
                                                              Holding, Inc.; Executive Vice President
                                                              and General Counsel (1997-1998) of
                                                              Prudential Investments Fund Management
                                                              LLC; and Vice President and General
                                                              Counsel (1994-1997) of Prudential
                                                              Retirement Services.
-------------------------------------------------------------------------------------------------------
 Anita E. Falicia**     Vice President, Chief  10/02-Present  Vice President of Investment Accounting
 100 Fillmore Street    Financial Officer,                    of Janus Capital. Formerly, Assistant
 Denver, CO 80206       Treasurer and                         Vice President (2000-2002) of Investment
 Age 34                 Principal Accounting                  Accounting of Janus Capital or Janus
                        Officer                               Capital Corporation; Director (1999-2000)
                                                              of Investment Accounting of Janus Capital
                                                              Corporation; and Director (1997-1999) of
                                                              Fund Accounting of Janus Capital
                                                              Corporation.
-------------------------------------------------------------------------------------------------------
 Bonnie M. Howe**       Vice President         12/99-Present  Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital, Janus
 Denver, CO 80206                                             Distributors LLC and Janus Services LLC.
 Age 37                                                       Formerly, Assistant Vice President
                                                              (1997-1999) and Associate Counsel
                                                              (1995-1999) for Janus Capital Corporation
                                                              and Assistant Vice President (1998-2000)
                                                              for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

-------------------------------------------------------------------------------------------------------
                                               OFFICERS
-------------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, AGE AND          POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS                FUND                   TIME SERVED    FIVE YEARS
-------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes**  Vice President and     12/99-Present  Vice President of Domestic Funds and
 100 Fillmore Street    Secretary                             Assistant General Counsel of Janus
 Denver, CO 80206                                             Capital, Vice President and Assistant
 Age 37                                                       General Counsel of Janus Distributors LLC
                                                              and Janus Services LLC. Formerly,
                                                              Assistant Vice President (1997-1999) of
                                                              Janus Capital Corporation; Chief
                                                              Compliance Officer, Director and
                                                              President (1997-1999) of Janus
                                                              Distributors, Inc.; and Assistant Vice
                                                              President (1998-2000) of Janus Service
                                                              Corporation.
-------------------------------------------------------------------------------------------------------
 David R. Kowalski**    Vice President         6/02-Present   Vice President and Chief Compliance
 100 Fillmore Street                                          Officer of Janus Capital and Janus
 Denver, CO 80206                                             Distributors LLC; and Assistant Vice
 Age 45                                                       President of Janus Services LLC.
                                                              Formerly, Senior Vice President and
                                                              Director (1985-2000) of Mutual Fund
                                                              Compliance for Van Kampen Funds.
-------------------------------------------------------------------------------------------------------
 Loren M. Starr**       President and Chief    9/02-Present   Vice President, Chief Financial Officer
 100 Fillmore Street    Executive Officer                     and Interim Director of Janus Capital;
 Denver, CO 80206                                             Vice President, Treasurer and Chief
 Age 41                                                       Financial Officer of Janus Services LLC
                                                              and Janus International Limited; Vice
                                                              President, Treasurer and Chief Financial
                                                              Officer of Janus Distributors LLC, Janus
                                                              Capital International LLC and Janus
                                                              Institutional Services LLC; and Director
                                                              of Janus Capital Trust Manager Limited;
                                                              Janus World Principal Protected Funds and
                                                              Janus World Funds. Formerly, Vice
                                                              President of Finance, Treasurer, Chief
                                                              Financial Officer (2001-2002) and
                                                              Director (2002) for Janus International
                                                              Holding, Inc.; Managing Director,
                                                              Treasurer and Head of Corporate Finance
                                                              and Reporting (1998-2001) for Putnam
                                                              Investments; and Senior Vice President of
                                                              Financial Planning and Analysis
                                                              (1996-1998) for Lehman Brothers, Inc.
-------------------------------------------------------------------------------------------------------
 Heidi J. Walter**      Vice President         4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                          Counsel to Janus Capital and Janus
 Denver, CO 80206                                             Services LLC. Formerly, Vice President
 Age 35                                                       and Senior Legal Counsel (1995-1999) for
                                                              Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of independent Trustees. Information about each committee's functions is provided in the following table:



----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    7
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     8
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------



               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned shares of Janus Risk-Managed Stock Fund, as the Fund did not commence operations until February 28, 2003. [TO BE FILED BY AMENDMENT]



---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                               COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUNDS                              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
 THOMAS H. BAILEY
---------------------------------------------------------------------------------------------------

               [TO BE FILED BY AMENDMENT]



---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                               COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUNDS                              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 WILLIAM F.
 MCCALPIN*
---------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.*
---------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
---------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
---------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
---------------------------------------------------------------------------------------------------
 MARTIN H.
 WALDINGER
---------------------------------------------------------------------------------------------------



* Trustee since June 2002.



               As of December 31, 2002, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.


                          [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for       From the Janus Fund for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                          October 31, 2002         December 31, 2002(1)
--------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(2)             $                          $
William F. McCalpin, Trustee(3)(4)                    $                          $
John W. McCarter, Jr., Trustee(3)(4)                  $                          $
Dennis B. Mullen, Trustee(3)                          $                          $
James T. Rothe, Trustee(3)                            $                          $
William D. Stewart, Trustee(3)                        $                          $
Martin H. Waldinger, Trustee(3)                       $                          $



(1) Janus Risk-Managed Stock Fund had not commenced operations as of October 31, 2002. The aggregate compensation to be paid by this Fund is estimated for the first full year as follows: [TO BE FILED BY AMENDMENT].


(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 58 funds.


(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.


(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees in June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds prior to June 2002.


(5) Independent Trustee.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION


               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Fund shares is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per share, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Prospectuses. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.


ONLINE AND TELEPHONE TRANSACTIONS


               As stated in the Prospectuses, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus, Janus Special Equity Fund, Janus Orion Fund, Janus Risk-Managed Stock Fund, Janus Worldwide Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund and Janus Core Equity Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income and Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).


               The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January 31, 2003, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds.



               As of February 28, 2003, all of the outstanding shares of Janus Risk-Managed Stock Fund were owned by Janus Capital, which provided seed capital for the Fund.



               As of January 31, 2003, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:

               [TO BE FILED BY AMENDMENT]



Fund Name                                                     Held by Schwab
----------------------------------------------------------------------------
Janus Fund                                                             %
Janus Enterprise Fund                                                  %
Janus Mercury Fund                                                     %
Janus Olympus Fund                                                     %
Janus Special Equity Fund(1)                                           %
Janus Orion Fund                                                       %
Janus Risk-Managed Stock Fund                                          %
Janus Worldwide Fund                                                   %
Janus Global Life Sciences Fund                                        %
Janus Global Technology Fund                                           %
Janus Global Value Fund                                                %
Janus Core Equity Fund                                                 %
Janus Growth and Income Fund                                           %
Janus Balanced Fund                                                    %
Janus Flexible Income Fund                                             %
Janus Federal Tax-Exempt Fund                                          %
Janus High-Yield Fund                                                  %
Janus Short-Term Bond Fund                                             %



(1) Formerly, Janus Strategic Value Fund.



Fund Name                                                     Held by National Financial
----------------------------------------------------------------------------------------
Janus Fund                                                                   %
Janus Enterprise Fund                                                        %
Janus Mercury Fund                                                           %
Janus Olympus Fund                                                           %
Janus Special Equity Fund(1)                                                 %
Janus Orion Fund                                                             %
Janus Risk-Managed Stock Fund                                                %
Janus Worldwide Fund                                                         %
Janus Global Life Sciences Fund                                              %
Janus Global Technology Fund                                                 %
Janus Global Value Fund                                                      %
Janus Core Equity Fund                                                       %
Janus Growth and Income Fund                                                 %
Janus Balanced Fund                                                          %
Janus Flexible Income Fund                                                   %
Janus High-Yield Fund                                                        %
Janus Federal Tax-Exempt Fund                                                %
Janus Short-Term Bond Fund                                                   %



(1) Formerly, Janus Strategic Value Fund.


               According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.


               In addition, as of January 31, 2003, more than 5% of the outstanding shares of the following Funds were owned of record by the shareholders listed below:



               [TO BE FILED BY AMENDMENT]



                                        Shareholder and                  Percentage
Fund                                   Address of Record                 Ownership
---------------------------------------------------------------------------------------



               To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding shares of any Fund as of January 31, 2003. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 25 separate series, three of which currently offer three classes of shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1+T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula: P(1+T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               No performance information is available for Janus Risk-Managed Stock Fund because the Fund did not commence operations until February 28, 2003.


               The average annual total return before taxes of each Fund, computed as of October 31, 2002, is shown in the table below:


               [TO BE FILED BY AMENDMENT]



                                                           Average Annual Total Return (Before Taxes)
                                   Date        Number      -------------------------------------------
                                 Available    of Months       One       Five       Ten       Life of
Fund Name                        for Sale    in Lifetime     Year       Years     Years       Fund
------------------------------------------------------------------------------------------------------
Janus Fund                          2/5/70        393             %         %                     %
Janus Enterprise Fund               9/1/92        122             %         %                     %
Janus Mercury Fund                  5/3/93        114             %         %                     %
Janus Olympus Fund                12/29/95         82             %         %                     %
Janus Special Equity Fund(1)       2/29/00         32             %                               %
Janus Orion Fund                   6/30/00         28             %                               %
Janus Risk-Managed Stock Fund      2/28/02                        %         %                     %
Janus Worldwide Fund               5/15/91      137.5             %         %                     %
Janus Global Life Sciences Fund   12/31/98         46             %         %                     %
Janus Global Technology Fund      12/31/98         46             %         %                     %
Janus Global Value Fund            6/29/01         16                                             %
Janus Core Equity Fund             6/28/96         76             %         %                     %
Janus Growth and Income Fund       5/15/91      137.5             %         %         %           %
Janus Balanced Fund                 9/1/92        122             %         %                     %
Janus Flexible Income Fund          7/7/87        184             %         %         %           %
Janus Federal Tax-Exempt Fund       5/3/93        114             %         %                     %
Janus High-Yield Fund             12/29/95         82             %         %                     %
Janus Short-Term Bond Fund          9/1/92        122             %         %                     %


(1) Formerly, Janus Strategic Value Fund.



               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of October 31, 2002, is shown in the table below:

               [TO BE FILED BY AMENDMENT]



                                                            Average Annual Return (After Taxes on
                                                                       Distributions)
                                   Date        Number      ---------------------------------------
                                 Available    of Months      One       Five     Ten      Life of
           Fund Name             for Sale    in Lifetime     Year     Years    Years       Fund
--------------------------------------------------------------------------------------------------
Janus Fund                          2/5/70        393             %        %                   %
Janus Enterprise Fund               9/1/92        122             %        %                   %
Janus Mercury Fund                  5/3/93        114             %        %                   %
Janus Olympus Fund                12/29/95         82             %        %                   %
Janus Special Equity Fund(1)       2/29/00         32             %                            %
Janus Orion Fund                   6/30/00         28             %                            %
Janus Risk-Managed Stock Fund      2/28/02                        %        %                   %
Janus Worldwide Fund               5/15/91      137.5             %        %                   %
Janus Global Life Sciences Fund   12/31/98         46             %        %                   %
Janus Global Technology Fund      12/31/98         46             %        %                   %
Janus Global Value Fund            6/29/01         16                                          %
Janus Core Equity Fund             6/28/96         76             %        %                   %
Janus Growth and Income Fund       5/15/91      137.5             %        %        %          %
Janus Balanced Fund                 9/1/92        122             %        %                   %
Janus Flexible Income Fund          7/7/87        184             %        %        %          %
Janus Federal Tax-Exempt Fund       5/3/93        114             %        %                   %
Janus High-Yield Fund             12/29/95         82             %        %                   %
Janus Short-Term Bond Fund          9/1/92        122             %        %                   %


(1) Formerly, Janus Strategic Value Fund.



               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of October 31, 2002, is shown in the table below:

               [TO BE FILED BY AMENDMENT]



                                                           Average Annual Total Return (After Taxes on
                                                                  Distributions and Redemption)
                                   Date        Number      -------------------------------------------
                                 Available    of Months       One       Five       Ten       Life of
           Fund Name             for Sale    in Lifetime     Year       Years     Years       Fund
------------------------------------------------------------------------------------------------------
Janus Fund                          2/5/70        393             %         %                     %
Janus Enterprise Fund               9/1/92        122             %         %                     %
Janus Mercury Fund                  5/3/93        114             %         %                     %
Janus Olympus Fund                12/29/95         82             %         %                     %
Janus Special Equity Fund(1)       2/29/00         32             %                               %
Janus Orion Fund                   6/30/00         28             %                               %
Janus Risk-Managed Stock Fund      2/28/02                        %         %                     %
Janus Worldwide Fund               5/15/91      137.5             %         %                     %
Janus Global Life Sciences Fund   12/31/98         46             %         %                     %
Janus Global Technology Fund      12/31/98         46             %         %                     %
Janus Global Value Fund            6/29/01         16                                             %
Janus Core Equity Fund             6/28/96         76             %         %                     %
Janus Growth and Income Fund       5/15/91      137.5             %         %         %           %
Janus Balanced Fund                 9/1/92        122             %         %                     %
Janus Flexible Income Fund          7/7/87        184             %         %         %           %
Janus Federal Tax-Exempt Fund       5/3/93        114             %         %                     %
Janus High-Yield Fund             12/29/95         82             %         %                     %
Janus Short-Term Bond Fund          9/1/92        122             %         %                     %


(1) Formerly, Janus Strategic Value Fund.

               Quotations of a Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                                YIELD = 2[(a - b + 1)(6) - 1]
                                -----------------------------
                                              cd

               where a = dividend and interest income
                     b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                     d = maximum net asset value per share on the last day of
                         the period

               The tax-equivalent yield used for Janus Federal Tax-Exempt Fund is the rate that an investor would have to earn from a fully taxable investment after taxes to equal the Fund's tax-free yield. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a Funds' yield is tax-exempt, only that portion is adjusted in the calculation. Janus Federal Tax-Exempt Fund may invest a portion of its assets in obligations that are subject to federal income tax. When the Fund invests in these obligations, its tax-equivalent yield will be lower.


               The yield for the 30-day period ending October 31, 2002, for the Fixed-Income Funds is shown below:



Janus Flexible Income Fund                     %
Janus Federal Tax-Exempt Fund                  %
Janus High-Yield Fund                          %
Janus Short-Term Bond Fund                     %


               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index, the Lehman Brothers 1-3 Year Government/Credit Index, the Lehman Brothers High Yield Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS

               The following audited financial statements for the period ended October 31, 2002 are hereby incorporated into this SAI by reference to the Funds' Annual Reports dated October 31, 2002:

               Schedules of Investments as of October 31, 2002

               Statements of Operations for the period ended October 31, 2002

               Statements of Assets and Liabilities as of October 31, 2002


               Statements of Changes in Net Assets for the periods ended October 31, 2002 and 2001


               Financial Highlights for each of the periods indicated

               Notes to Financial Statements


               Report of Independent Accountants



               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES


                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                      This page intentionally left blank.

                                  [JANUS LOGO]

                                       www.janus.com

                                       PO Box 173375
                                       Denver, CO 80217-3375
                                       1-800-525-3713

                                      February 28, 2003


THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                             SUBJECT TO COMPLETION


                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION


                            DATED DECEMBER 13, 2002



                             JANUS INVESTMENT FUND


                         JANUS RISK-MANAGED STOCK FUND


                      Statement of Additional Information


     This Statement of Additional Information ("SAI") pertains to Janus Risk-Managed Stock Fund which is a separate series of Janus Investment Fund, a Massachusetts business trust. Janus Capital Management LLC ("Janus Capital") is the investment manager of the Fund. In addition, Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for the Fund and is responsible for the Fund's day-to-day operations.



     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated February 28, 2003 which is incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Fund at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-525-3713, or by writing the Fund at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Classification, Investment Policies and
                Restrictions,
                and Investment Strategies and Risks..............    2
                Investment Adviser and Subadviser................   40
                Custodian, Transfer Agent
                and Certain Affiliations.........................   46
                Portfolio Transactions and Brokerage.............   47
                Trustees and Officers............................   50
                Purchase of Shares...............................   59
                   Net Asset Value Determination.................   59
                   Reinvestment of Dividends and Distributions...   60
                Redemption of Shares.............................   62
                Shareholder Accounts.............................   63
                   Online and Telephone Transactions.............   63
                   Systematic Redemptions........................   63
                Tax-Deferred Accounts............................   65
                Income Dividends,
                Capital Gains Distributions and Tax Status.......   67
                Principal Shareholders...........................   68
                Miscellaneous Information........................   69
                   Shares of the Trust...........................   69
                   Shareholder Meetings..........................   70
                   Voting Rights.................................   70
                   Master/Feeder Option..........................   71
                   Independent Accountants.......................   71
                   Registration Statement........................   71
                Performance Information..........................   72
                Financial Statements.............................   73
                Appendix A.......................................   74

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

CLASSIFICATION


               The Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Risk-Managed Stock Fund is classified as diversified.





INVESTMENT POLICIES AND RESTRICTIONS



               The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. The following policies are fundamental policies of the Fund.



               The Fund may not:



               (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.





               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).



               (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).


               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).


               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.



               As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.



               The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:



               (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.



               (b) The Fund may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in "naked" short sales, which involve selling a security that the Fund borrows and does not own. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.



               (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.



               (d) The Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.



               (f) The Fund may not invest in companies for the purpose of exercising control of management.



               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.


               For the purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.




INVESTMENT STRATEGIES AND RISKS

Cash Position


               The Janus Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or subadviser believes market, economic or political conditions warrant a temporary defensive position.


ILLIQUID INVESTMENTS


               The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A

               Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.



               If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.



               The Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.


SECURITIES LENDING


               Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.




SHORT SALES


               The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

               The Fund may also engage in "naked" short sales. In a naked short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, the Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. The Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and the Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of the Fund's naked short sale positions will not exceed 8% of its assets.


ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES


               The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.


               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES


               The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.


               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.


               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.


               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.


               The Fund also may invest in pass through securities, which are interests evidencing direct ownership of a basket of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's prospectus may apply.


Investment Company Securities


               From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.



               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts


               The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.


               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's prospectus.


MUNICIPAL OBLIGATIONS


               The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.



               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.


OTHER INCOME-PRODUCING SECURITIES


               Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:


               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.



               STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.


               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.


               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.


               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


               The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


               In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.



               The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

HIGH-YIELD/HIGH-RISK BONDS


               The Fund will, under normal circumstances, limit its investment in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.



               The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund's limit on investments in bonds rated below investment grade unless its portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


DEFAULTED SECURITIES


               The Fund will invest in defaulted securities only when its portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' beliefs about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.


               DISPOSITION OF PORTFOLIO SECURITIES. Although the Fund generally will purchase securities for which its portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.



               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS


               FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.



               The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.



               Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.



               The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect the Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company's stock. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.



               If the Fund owns bonds and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.


               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.



               Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio managers' investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.



               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.



               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.


               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.



               OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.



               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.



               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.



               The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.



               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").



               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.



               The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.



               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.


               OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.



               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.



               The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.



               The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.



               The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.



               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.



               A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.



               A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

               The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio managers believe that writing the option would achieve the desired hedge.


               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


               In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.



               The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.



               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options,
               (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange,
               (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


               The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.



               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.



               The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.



               The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.



               The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.



               EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.



               SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.



               There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.



               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.


               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISER
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INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC



               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund. As discussed later in this document, Janus Capital has delegated certain of these duties to INTECH pursuant to a subadvisory agreement between Janus Capital and INTECH.



               The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Fund's Prospectus and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

               The Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Fund.



APPROVAL OF INVESTMENT ADVISORY AGREEMENT



               [TO BE UPDATED UPON APPROVAL OF AGREEMENTS]



               The Trust's Investment Advisory Agreement on behalf of Janus Risk-Managed Stock Fund was approved by vote of the trustees, including the vote of the majority of trustees who are not parties to the Agreement or "interested persons" as defined by the 1940 Act of any parties (the "Independent Trustees") cast in person at a meeting called for such purpose. After the initial term of the Agreement, the continuation of the Investment Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In December 2002, the Trustees held a meeting to decide whether to approve the Fund's Investment Advisory Agreement. In preparation for their meeting, the trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the December 2002 meeting, the trustees, including a majority of Independent Trustees, approved the Investment Advisory Agreement based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the Agreement, including Janus Capital's personnel, experience and compliance program and the resources and investment process provided by Janus Capital, (2) the expenses under the Agreement and how those expenses compared to those of other comparable mutual funds, and (3) the profitability of Janus Capital. Based on the Trustees' deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.





               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%. [TO BE UPDATED BY AMENDMENT]



               Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI"). JCGI will be a publicly traded holding company with principal operations in financial asset management businesses. Subsequent to the merger, Janus Capital will be a subsidiary of JCGI and JCGI will directly or indirectly own 92% of Janus Capital, with the remaining 8% held by certain Janus Capital employees. The transaction is expected to be completed as of December 31, 2002. [TO BE UPDATED BY AMENDMENT]



               Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.





               INTECH has adopted its own allocation procedures, which apply to Janus Risk-Managed Stock Fund. INTECH is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

               The Fund's portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and certain of its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Fund and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.


               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading. The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.


               INTECH is not subject to Janus Capital's Code of Ethics, but has adopted its own Code of Ethics, which INTECH has certified complies with Rule 17j-1 under the 1940 Act.



SUBADVISER-ENHANCED INVESTMENT TECHNOLOGIES, LLC



               Janus Capital has entered into a subadvisory agreement ("Subadvisory Agreement") on behalf of Janus Risk-Managed Stock Fund. The Subadvisory Agreement obligates INTECH to: (i) make investment decisions on behalf of the Fund, (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the subadviser, and (iii) perform certain limited related administrative functions in connection therewith.





               INTECH, 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, serves as subadviser to Janus Risk-Managed Stock Fund. INTECH has been in the investment advisory business since 1987. INTECH serves as investment adviser or subadviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of Janus Risk-Managed Stock Fund. As of December 31, 2002, Janus Capital Management Inc. indirectly owns 50.1% of the outstanding voting shares of INTECH.



Approval of Subadvisory Agreement



               Under the Subadvisory Agreement between Janus Capital and the subadviser, the subadviser is responsible for day-to-day investment management of the Fund. Investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the Trustees. The Subadvisory Agreement provides that the subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.



               The Fund pays no fees directly to the subadviser. Under the Agreement, INTECH is compensated by Janus Capital at an annual
               rate of      %.





               The Subadvisory Agreement will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940
               Act) of the Fund. The Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.



               [TO BE UPDATED UPON APPROVAL OF AGREEMENTS]



               The Subadvisory Agreement for Janus Risk-Managed Stock Fund was approved by vote of the Independent Trustees cast in person at a meeting called for such purpose. After the initial term of the Agreement, the continuation of the Subadvisory Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In December 2002, the Trustees held a meeting to decide whether to approve the Subadvisory Agreement. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital and the subadviser. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the December 2002 meeting, the Trustees, including a majority of Independent Trustees, approved the Subadvisory Agreement based on their consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the Agreement, including the subadviser's personnel, experience and compliance program and the resources and investment process provided by the subadviser and, the subadviser's performance record for comparably managed accounts, (2) the expenses under the Agreements and how those expenses compared to those of other comparable mutual funds, and (3) the profitability of the subadviser. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
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               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.



               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Fund. Janus Services receives an administrative
               services fee at an annual rate of up to      % of the average
               daily net assets of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these
               services (at an annual rate of up to      % of the average daily
               net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services. [TO BE UPDATED BY AMENDMENT] For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold directly through intermediaries. Janus Services also receives $4 per open shareholder account in the Fund. In addition, the Fund pays DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account. The Fund also pays postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations.





               The Trustees have authorized the Fund to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay the Fund under its waiver agreement, and the Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."



               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


               INTECH does not consider research services in selecting brokers. For the Janus Risk-Managed Stock Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. INTECH's Chief Investment Officer has established guidelines and policies for which alterations to proportions or calculated trades are permitted without obtaining the Chief Investment Officer's express permission. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 58 series or funds.


               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             58               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



* The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    58               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   58               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      58               N/A
 100 Fillmore Street                                    (1997-1998) Chief Financial
 Denver, CO 80206                                       Officer - Boston Market
 Age 59                                                 Concepts, Boston Chicken,
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          58               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    58               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      58               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Thomas A.         Vice President and     3/98-Present   Vice President, General Counsel, Chief
 Early**           General Counsel                       Corporate Affairs Officer, Secretary and
 100 Fillmore                                            Interim Director of Janus Capital; Vice
 Street                                                  President, General Counsel and Secretary
 Denver, CO 80206                                        of Janus Services LLC, Janus Capital
 Age 48                                                  International LLC and Janus Institutional
                                                         Services LLC; Vice President, General
                                                         Counsel and Director to Janus
                                                         International (Asia) Limited and Janus
                                                         International Limited; Vice President,
                                                         General Counsel and Secretary to Janus
                                                         Distributors LLC and the Janus
                                                         Foundation; and Director for Janus
                                                         Capital Trust Manager Limited, Janus
                                                         World Principal Protected Funds and Janus
                                                         World Funds. Formerly, Director (2001) of
                                                         Janus Distributors, Inc. and Janus
                                                         Services, Inc.; Vice President, General
                                                         Counsel, Secretary and Director
                                                         (2000-2002) of Janus International
                                                         Holding, Inc.; Executive Vice President
                                                         and General Counsel (1997-1998) of
                                                         Prudential Investments Fund Management
                                                         LLC; and Vice President and General
                                                         Counsel (1994-1997) of Prudential
                                                         Retirement Services.
--------------------------------------------------------------------------------------------------
 Anita E.          Vice President, Chief  10/02-Present  Vice President of Investment Accounting
 Falicia**         Financial Officer,                    of Janus Capital. Formerly, Assistant
 100 Fillmore      Treasurer and                         Vice President (2000-2002) of Investment
 Street            Principal Accounting                  Accounting of Janus Capital or Janus
 Denver, CO 80206  Officer                               Capital Corporation; Director (1999-2000)
 Age 34                                                  of Investment Accounting of Janus Capital
                                                         Corporation; and Director (1997-1999) of
                                                         Fund Accounting of Janus Capital
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe**  Vice President         12/99-Present  Vice President and Assistant General
 100 Fillmore                                            Counsel to Janus Capital, Janus
 Street                                                  Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                        Formerly, Assistant Vice President
 Age 37                                                  (1997-1999) and Associate Counsel
                                                         (1995-1999) for Janus Capital Corporation
                                                         and Assistant Vice President (1998-2000)
                                                         for Janus Service Corporation.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and     12/99-Present  Vice President of Domestic Funds and
 Howes**           Secretary                             Assistant General Counsel of Janus
 100 Fillmore                                            Capital, Vice President and Assistant
 Street                                                  General Counsel of Janus Distributors LLC
 Denver, CO 80206                                        and Janus Services LLC. Formerly,
 Age 37                                                  Assistant Vice President (1997-1999) of
                                                         Janus Capital Corporation; Chief
                                                         Compliance Officer, Director and
                                                         President (1997-1999) of Janus
                                                         Distributors, Inc.; and Assistant Vice
                                                         President (1998-2000) of Janus Service
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 David R.          Vice President         6/02-Present   Vice President and Chief Compliance
 Kowalski**                                              Officer of Janus Capital and Janus
 100 Fillmore                                            Distributors LLC; and Assistant Vice
 Street                                                  President of Janus Services LLC.
 Denver, CO 80206                                        Formerly, Senior Vice President and
 Age 45                                                  Director (1985-2000) of Mutual Fund
                                                         Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------
 Loren M. Starr**  President and Chief    9/02-Present   Vice President, Chief Financial Officer
 100 Fillmore      Executive Officer                     and Interim Director of Janus Capital;
 Street                                                  Vice President, Treasurer and Chief
 Denver, CO 80206                                        Financial Officer of Janus Services LLC
 Age 41                                                  and Janus International Limited; Vice
                                                         President, Treasurer and Chief Financial
                                                         Officer of Janus Distributors LLC, Janus
                                                         Capital International LLC and Janus
                                                         Institutional Services LLC; and Director
                                                         of Janus Capital Trust Manager Limited;
                                                         Janus World Principal Protected Funds and
                                                         Janus World Funds. Formerly, Vice
                                                         President of Finance, Treasurer, Chief
                                                         Financial Officer (2001-2002) and
                                                         Director (2002) for Janus International
                                                         Holding, Inc.; Managing Director,
                                                         Treasurer and Head of Corporate Finance
                                                         and Reporting (1998-2001) for Putnam
                                                         Investments; and Senior Vice President of
                                                         Financial Planning and Analysis
                                                         (1996-1998) for Lehman Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J.          Vice President         4/00-Present   Vice President and Assistant General
 Walter**                                                Counsel to Janus Capital and Janus
 100 Fillmore                                            Services LLC. Formerly, Vice President
 Street                                                  and Senior Legal Counsel (1995-1999) for
 Denver, CO 80206                                        Stein Roe & Farnham, Inc.
 Age 35
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to the Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Fund by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:



----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    7
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     8
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------



               The table below gives the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned shares of the Fund described in this SAI. [TO BE UPDATED BY AMENDMENT]



---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                               COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUNDS                              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
 THOMAS H. BAILEY
---------------------------------------------------------------------------------------------------

               [TO BE UPDATED BY AMENDMENT]



---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                               COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUND                               TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 WILLIAM F.
 MCCALPIN
---------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.
---------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
---------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
---------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
---------------------------------------------------------------------------------------------------
 MARTIN H.
 WALDINGER
---------------------------------------------------------------------------------------------------



               As of December 31, 2002, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.



                          [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for       From the Janus Fund for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                        October 31, 2002(1)        December 31, 2002(2)
--------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(3)             $                          $
William F. McCalpin, Trustee(4)                       $                          $
John W. McCarter, Jr., Trustee(4)                     $                          $
Dennis B. Mullen, Trustee(4)                          $                          $
James T. Rothe, Trustee(4)                            $                          $
William D. Stewart, Trustee(4)                        $                          $
Martin H. Waldinger, Trustee(4)                       $                          $



(1) Since the Fund had not commenced operations as of October 31, 2002, no fees were paid during this fiscal year. The aggregate compensation for the Fund is estimated for the Fund's first full year (November 1, 2003 through October 31, 2004) as follows:


(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 58 funds.


(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.


(4) Independent Trustee.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


               Shares of the Fund are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual section of the Fund's Prospectus contains detailed information about the purchase of shares.


NET ASSET VALUE DETERMINATION


               As stated in the Fund's Prospectus, the net asset value ("NAV") of Fund shares is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").


               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per share, then that security may be valued in good faith under the Valuation Procedures.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


               Procedures for selling shares are set forth in the Shareholder's Manual section of the Fund's Prospectus. Shares normally will be sold for cash, although the Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.



               The right to require the Fund to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Fund's Prospectus and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.


ONLINE AND TELEPHONE TRANSACTIONS


               As stated in the Prospectus, shareholders may initiate a number of transactions at janus.com and by telephone. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


SYSTEMATIC REDEMPTIONS


               As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Fund.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------


               The Fund offers several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Risk-Managed Stock Fund declares and makes annual distributions of income (if any). If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Fund for those days are declared at the end of the preceding month. The Fund intends to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).



               The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.



               Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Fund that qualifies under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of February 28, 2003, all of the outstanding shares of Janus Risk-Managed Stock Fund were owned by Janus Capital, which provided seed capital for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               The Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 27 separate series, three of which currently offer three classes of shares.



               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.



               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.


SHARES OF THE TRUST


               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.


SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS


               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION


               The Trust may in the future seek to achieve the Fund's objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.


INDEPENDENT ACCOUNTANTS


               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare their tax returns.


REGISTRATION STATEMENT


               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


               No performance information is available for Janus Risk-Managed Stock Fund because the Fund did not commence operations until February 28, 2003.



               From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Fund may also compare its performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index, the Lehman Brothers 1-3 Year Government/Credit Index, the Lehman Brothers High Yield Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Fund may compare its total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


               No financial statements are available for Janus Risk-Managed Stock Fund because this Fund had not commenced operations as of October 31, 2002.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES


                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.


               Unrated securities will be treated as noninvestment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                                      February 28, 2003





                                      Janus Twenty Fund
                                      Janus Venture Fund
                                      Janus Overseas Fund


                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") pertains to the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust.

     Although the Funds are closed, current investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. See the "Shareholder's Manual" section of the Funds' Prospectuses for more details. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 28, 2003, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks............................................    2
                Investment Adviser...............................   41
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   47
                Portfolio Transactions and Brokerage.............   49
                Trustees and Officers............................   56
                Purchase of Shares...............................   66
                   Net Asset Value Determination.................   66
                   Reinvestment of Dividends and Distributions...   67
                Redemption of Shares.............................   69
                Shareholder Accounts.............................   70
                   Online and Telephone Transactions.............   70
                   Systematic Redemptions........................   70
                Tax-Deferred Accounts............................   72
                Income Dividends, Capital Gains Distributions and
                Tax Status.......................................   74
                Principal Shareholders...........................   75
                Miscellaneous Information........................   77
                   Shares of the Trust...........................   77
                   Shareholder Meetings..........................   78
                   Voting Rights.................................   78
                   Master/Feeder Option..........................   79
                   Independent Accountants.......................   79
                   Registration Statement........................   79
                Performance Information..........................   80
                Financial Statements.............................   83
                Appendix A.......................................   84

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES
AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION


               Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Twenty Fund is classified as a nondiversified fund. Janus Twenty Fund will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Janus Venture Fund and Janus Overseas Fund are classified as diversified funds.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.



               (1) With respect to 75% of its total assets, Janus Venture Fund and Janus Overseas Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:



               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities). For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.


               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:


               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Fund may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and
               (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.


               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short. In addition, the Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.



INVESTMENT STRATEGIES AND RISKS

Cash Position


               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               Each of the Funds may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

               Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


               The Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.


Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities


               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.


               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.


               The Fund also may invest in pass through securities, which are interests evidencing direct ownership of a basket of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's prospectus may apply.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectuses.

Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

               Within the parameters of its specific investment policies, no Fund intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

               Any Fund may invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.


               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Funds intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule
               4.5 that also would permit the Funds to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a Fund's portfolio. For purposes of this test, "notional value" is calculated for futures by multiplying for each such position the size of the contract, in contract units, by the current market price per unit and for options by multiplying for each such position the size of the contract, in contract units, by the strike price per unit. The CFTC has indicated that the Funds may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.


               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as antici-pated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.


               The Funds may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.


               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


               As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.


               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

               Each of the Funds have agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. The following table summarizes the advisory fees paid by the Funds for the last three fiscal periods of each Fund. The information below is for fiscal periods ended October 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.


[TO BE FILED BY AMENDMENT]
                                                2002             2001            2000(1)
Fund Name                                   Advisory Fees    Advisory Fees    Advisory Fees
--------------------------------------------------------------------------------------------
Janus Twenty Fund                                            $131,931,417     $224,254,404
Janus Venture Fund                                           $  8,532,931     $ 16,377,929
Janus Overseas Fund                                          $ 45,133,454     $ 64,199,188



(1) Effective January 31, 2000, the management fee paid by each Fund was changed to 0.65% of the average daily net assets of such Fund.



               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%. [TO BE UPDATED BY AMENDMENT]



               Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI").

               JCGI will be a publicly traded holding company with principal operations in financial asset management businesses. Subsequent to the merger, Janus Capital will be a subsidiary of JCGI and JCGI will directly or indirectly own 92% of Janus Capital, with the remaining 8% held by certain Janus Capital employees. The transaction is expected to be completed as of December 31, 2002. [TO BE UPDATED BY AMENDMENT]


               In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group, Inc., license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations.




               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

               For the fiscal year ended October 31, 2002, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:


[TO BE FILED BY AMENDMENT]
Fund Name                                                   Commissions     Transactions
-----------------------------------------------------------------------------------------
Janus Twenty Fund                                           $              $
Janus Venture Fund                                          $              $
Janus Overseas Fund                                         $              $


               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on October 31st of each year:


[TO BE FILED BY AMENDMENT]
Fund Name                                             2002         2001           2000
-------------------------------------------------------------------------------------------
Janus Twenty Fund                                               $   985,784   $   9,646,140
Janus Venture Fund                                              $   133,600   $   1,526,096
Janus Overseas Fund                                             $   943,739   $  15,689,909




Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:


[TO BE FILED BY AMENDMENT]
                                     Commission Paid through
                                       DSTS for the Period      Reduction of    % of Total     % of Total
Fund Name                             Ended October 31, 2002     Expenses*     Commissions+   Transactions
----------------------------------------------------------------------------------------------------------
Janus Twenty Fund                            $                    $                    %              %


* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
+ Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.


[TO BE FILED BY AMENDMENT]
                                      Commission Paid                     Commission Paid
                                      through DSTS for                    through DSTS for
                                      the Period Ended    Reduction of    the Period Ended    Reduction of
Fund Name                            October 31, 2001*     Expenses*     October 31, 2000*     Expenses*
----------------------------------------------------------------------------------------------------------
Janus Twenty Fund                                                             $ 49,817          $ 37,363
Janus Venture Fund                                                            $      -          $      -
Janus Overseas Fund                                                           $ 17,828          $ 13,371


* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Funds. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade was considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal period November 1, 2001 through July 17, 2002. The Funds did not execute any transactions through E*Trade during their fiscal years ended October 31, 2000 or October 31, 2001. Funds not listed below did not pay any commissions to E*Trade during the relevant period.



                                                                 Aggregate
[TO BE FILED BY AMENDMENT]
                                                                Commissions
                                                              Paid to E*Trade
Fund Name                                                      2002      2001
------------------------------------------------------------------------------



               For the most recent fiscal period November 1, 2001 through July 17, 2002, the table below shows the percentage of each Fund's aggregate brokerage commissions paid to E*Trade and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Funds not listed below did not pay any commissions to E*Trade during the relevant period.




[TO BE FILED BY AMENDMENT]
                                                                         2002
                                                       -----------------------------------------
                                                        Percentage of          Percentage of
                                                          Aggregate              Aggregate
                                                       Commissions Paid    Transactions Effected
Fund Name                                                 to E*Trade          Through E*Trade
------------------------------------------------------------------------------------------------

               As of October 31, 2002, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                            Name of                   Value of
Fund Name                                Broker-Dealer            Securities Owned
----------------------------------------------------------------------------------
                            [TO BE FILED BY AMENDMENT]

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 58 series or funds.


               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             58               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    58               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   58               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      58               N/A
 100 Fillmore Street                                    (1997-1998) Chief Financial
 Denver, CO 80206                                       Officer - Boston Market
 Age 59                                                 Concepts, Boston Chicken,
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          58               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    58               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      58               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 William Bales**   Executive Vice         2/97-Present   Vice President of Janus Capital.
 100 Fillmore      President and                         Formerly, Analyst (1993-1997) for Janus
 Street            Portfolio Manager                     Capital Corporation.
 Denver, CO 80206  Janus Venture Fund
 Age 34
--------------------------------------------------------------------------------------------------
 Helen Young       Executive Vice         2/93-Present   Vice President and Managing Director of
 Hayes**           President and                         Investments of Janus Capital and Director
 100 Fillmore      Co-Portfolio Manager                  of Janus Capital Group Inc. Formerly,
 Street            Janus Worldwide Fund                  Director (2000-2002) for Janus Capital
 Denver, CO 80206  and                                   Corporation.
 Age 40            Janus Overseas Fund
--------------------------------------------------------------------------------------------------
 Brent A. Lynn**   Executive Vice         1/01-Present   Vice President of Janus Capital.
 100 Fillmore      President and                         Formerly, Analyst (1991-2001) for Janus
 Street            Co-Portfolio Manager                  Capital Corporation.
 Denver, CO 80206  Janus Overseas Fund
 Age 38
--------------------------------------------------------------------------------------------------
 Scott W.          Executive Vice         8/97-Present   Vice President of Janus Capital.
 Schoelzel**       President and                         Formerly, Portfolio Manager (1995-1997)
 100 Fillmore      Portfolio Manager                     of Janus Olympus Fund.
 Street            Janus Twenty Fund
 Denver, CO 80206
 Age 44
--------------------------------------------------------------------------------------------------
 Thomas A.         Vice President and     3/98-Present   Vice President, General Counsel, Chief
 Early**           General Counsel                       Corporate Affairs Officer, Secretary and
 100 Fillmore                                            Interim Director of Janus Capital; Vice
 Street                                                  President, General Counsel and Secretary
 Denver, CO 80206                                        of Janus Services LLC, Janus Capital
 Age 48                                                  International LLC and Janus Institutional
                                                         Services LLC; Vice President, General
                                                         Counsel and Director to Janus
                                                         International (Asia) Limited and Janus
                                                         International Limited; Vice President,
                                                         General Counsel and Secretary to Janus
                                                         Distributors LLC and the Janus
                                                         Foundation; and Director for Janus
                                                         Capital Trust Manager Limited, Janus
                                                         World Principal Protected Funds and Janus
                                                         World Funds. Formerly, Director (2001) of
                                                         Janus Distributors, Inc. and Janus
                                                         Services, Inc.; Vice President, General
                                                         Counsel, Secretary and Director
                                                         (2000-2002) of Janus International
                                                         Holding, Inc.; Executive Vice President
                                                         and General Counsel (1997-1998) of
                                                         Prudential Investments Fund Management
                                                         LLC; and Vice President and General
                                                         Counsel (1994-1997) of Prudential
                                                         Retirement Services.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Anita E.          Vice President, Chief  10/02-Present  Vice President of Investment Accounting
 Falicia**         Financial Officer,                    of Janus Capital. Formerly, Assistant
 100 Fillmore      Treasurer and                         Vice President (2000-2002) of Investment
 Street            Principal Accounting                  Accounting of Janus Capital or Janus
 Denver, CO 80206  Officer                               Capital Corporation; Director (1999-2000)
 Age 34                                                  of Investment Accounting of Janus Capital
                                                         Corporation; and Director (1997-1999) of
                                                         Fund Accounting of Janus Capital
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe**  Vice President         12/99-Present  Vice President and Assistant General
 100 Fillmore                                            Counsel to Janus Capital, Janus
 Street                                                  Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                        Formerly, Assistant Vice President
 Age 37                                                  (1997-1999) and Associate Counsel
                                                         (1995-1999) for Janus Capital Corporation
                                                         and Assistant Vice President (1998-2000)
                                                         for Janus Service Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and     12/99-Present  Vice President of Domestic Funds and
 Howes**           Secretary                             Assistant General Counsel of Janus
 100 Fillmore                                            Capital, Vice President and Assistant
 Street                                                  General Counsel of Janus Distributors LLC
 Denver, CO 80206                                        and Janus Services LLC. Formerly,
 Age 37                                                  Assistant Vice President (1997-1999) of
                                                         Janus Capital Corporation; Chief
                                                         Compliance Officer, Director and
                                                         President (1997-1999) of Janus
                                                         Distributors, Inc.; and Assistant Vice
                                                         President (1998-2000) of Janus Service
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 David R.          Vice President         6/02-Present   Vice President and Chief Compliance
 Kowalski**                                              Officer of Janus Capital and Janus
 100 Fillmore                                            Distributors LLC; and Assistant Vice
 Street                                                  President of Janus Services LLC.
 Denver, CO 80206                                        Formerly, Senior Vice President and
 Age 45                                                  Director (1985-2000) of Mutual Fund
                                                         Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Loren M. Starr**  President and Chief    9/02-Present   Vice President, Chief Financial Officer
 100 Fillmore      Executive Officer                     and Interim Director of Janus Capital;
 Street                                                  Vice President, Treasurer and Chief
 Denver, CO 80206                                        Financial Officer of Janus Services LLC
 Age 41                                                  and Janus International Limited; Vice
                                                         President, Treasurer and Chief Financial
                                                         Officer of Janus Distributors LLC, Janus
                                                         Capital International LLC and Janus
                                                         Institutional Services LLC; and Director
                                                         of Janus Capital Trust Manager Limited;
                                                         Janus World Principal Protected Funds and
                                                         Janus World Funds. Formerly, Vice
                                                         President of Finance, Treasurer, Chief
                                                         Financial Officer (2001-2002) and
                                                         Director (2002) for Janus International
                                                         Holding, Inc.; Managing Director,
                                                         Treasurer and Head of Corporate Finance
                                                         and Reporting (1998-2001) for Putnam
                                                         Investments; and Senior Vice President of
                                                         Financial Planning and Analysis
                                                         (1996-1998) for Lehman Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J.          Vice President         4/00-Present   Vice President and Assistant General
 Walter**                                                Counsel to Janus Capital and Janus
 100 Fillmore                                            Services LLC. Formerly, Vice President
 Street                                                  and Senior Legal Counsel (1995-1999) for
 Denver, CO 80206                                        Stein Roe & Farnham, Inc.
 Age 35
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of independent Trustees. Information about each committee's functions is provided in the following table:



----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    7
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     8
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------

               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002.



               [TO BE FILED BY AMENDMENT]




----------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED
                                                                             INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY                              OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE         SECURITIES IN THE FUNDS                             JANUS FUNDS
----------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN*
----------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.*
----------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
----------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
----------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
----------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
----------------------------------------------------------------------------------------------------



* Trustee since June 2002.

               As of December 31, 2002, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.


               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.


                          [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for       From the Janus Fund for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                          October 31, 2002         December 31, 2002(1)
--------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(2)             $                          $
William F. McCalpin, Trustee(3)                       $                          $
John W. McCarter, Jr., Trustee(3)                     $                          $
Dennis B. Mullen, Trustee(4)                          $                          $
James T. Rothe, Trustee(4)                            $                          $
William D. Stewart, Trustee(4)                        $                          $
Martin H. Waldinger, Trustee(4)                       $                          $



(1) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 58 funds.


(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.


(3) Mr. McCalpin and Mr. McCarter were appointed as Trustees in June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds prior to June 2002.


(4) Independent Trustee.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Although the Funds are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION


               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Fund shares is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per share, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Prospectuses. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.


ONLINE AND TELEPHONE TRANSACTIONS


               As stated in the Prospectuses, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.


SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Twenty Fund, Janus Venture Fund and Janus Overseas Fund declare and make annual distributions of income (if any). The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).


               The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January 31, 2003, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds.



               As of January 31, 2003, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:



               [TO BE FILED BY AMENDMENT]



Fund Name                                                     Held by Schwab
----------------------------------------------------------------------------
Janus Twenty Fund                                                      %
Janus Venture Fund                                                     %
Janus Overseas Fund                                                    %



Fund Name                                                     Held by National Financial
----------------------------------------------------------------------------------------
Janus Twenty Fund                                                            %
Janus Overseas Fund                                                          %


               According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.


               In addition, as of January 31, 2003, more than 5% of the outstanding shares of the following Funds were owned of record by the shareholders listed below:



               [TO BE FILED BY AMENDMENT]



                                            Shareholder and                    Percentage
Fund                                       Address of Record                    Ownership
------------------------------------------------------------------------------------------

               To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding shares of any Fund as of January 31, 2003. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 25 separate series, three of which currently offer three classes of shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1+T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula: P(1+T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               The average annual total return before taxes of each Fund, computed as of October 31, 2002, is shown in the table below:


               [TO BE FILED BY AMENDMENT]



                                                                 Average Annual Total Return (Before Taxes)
                                        Date        Number      --------------------------------------------
                                      Available    of Months       One         Five       Ten       Life of
Fund Name                             for Sale    in Lifetime      Year       Years      Years       Fund
------------------------------------------------------------------------------------------------------------
Janus Twenty Fund                      4/30/85         210              %          %          %           %
Janus Venture Fund                     4/30/85         210              %          %          %           %
Janus Overseas Fund                     5/2/94         101              %          %                      %


               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of October 31, 2002, is shown in the table below:


               [TO BE FILED BY AMENDMENT]



                                                                Average Annual Return (After Taxes on
                                                                            Distributions)
                                       Date        Number      ----------------------------------------
                                     Available    of Months       One       Five       Ten     Life of
Fund Name                            for Sale    in Lifetime     Year       Years     Years      Fund
-------------------------------------------------------------------------------------------------------
Janus Twenty Fund                     4/30/85         210             %         %         %          %
Janus Venture Fund                    4/30/85         210             %         %         %          %
Janus Overseas Fund                    5/2/94         101             %         %                    %


               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of October 31, 2002, is shown in the table below:

               [TO BE FILED BY AMENDMENT]



                                                                   Average Annual Total Return (After Taxes
                                                                       on Distributions and Redemption)
                                           Date        Number      ----------------------------------------
                                         Available    of Months       One       Five       Ten     Life of
Fund Name                                for Sale    in Lifetime     Year       Years     Years      Fund
-----------------------------------------------------------------------------------------------------------
Janus Twenty Fund                         4/30/85         210             %         %         %          %
Janus Venture Fund                        4/30/85         210             %         %         %          %
Janus Overseas Fund                        5/2/94         101             %         %                    %


               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Janus Worldwide Fund may also compare its performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index. Janus Overseas Fund may also compare its performance to the record of global market indicators, such as the Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS

               The following audited financial statements for the period ended October 31, 2002 are hereby incorporated into this SAI by reference to the Funds' Annual Reports dated October 31, 2002:

               Schedules of Investments as of October 31, 2002

               Statements of Operations for the period ended October 31, 2002

               Statements of Assets and Liabilities as of October 31, 2002


               Statements of Changes in Net Assets for the periods ended October 31, 2002 and 2001


               Financial Highlights for each of the periods indicated

               Notes to Financial Statements


               Report of Independent Accountants



               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES


                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA...................... Highest rating; extremely strong capacity to pay principal and
                                          interest.
                AA....................... High quality; very strong capacity to pay principal and interest.
                A........................ Strong capacity to pay principal and interest; somewhat more susceptible to
                                          the adverse effects of changing
                                          circumstances and economic conditions.
                BBB-..................... Adequate capacity to pay principal and interest; normally exhibit adequate
                                          protection parameters, but adverse
                                          economic conditions or changing
                                          circumstances more likely to lead to a
                                          weakened capacity to pay principal and
                                          interest than for higher rated bonds.

                Non-Investment Grade
                BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet
                                          required interest and principal
                                          payments. BB - lowest degree of
                                          speculation; C - the highest degree of
                                          speculation. Quality and protective
                                          characteristics outweighed by large
                                          uncertainties or major risk exposure
                                          to adverse conditions.
                D........................ In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa...................... Highest quality, smallest degree of investment risk.
                Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond
                                          group.
                A........................ Upper-medium grade obligations; many favorable investment attributes.
                Baa...................... Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate
                                          for the present but certain protective
                                          elements may be lacking or may be
                                          unreliable over any great length of
                                          time.

                Non-Investment Grade
                Ba....................... More uncertain, with speculative elements. Protection of interest and
                                          principal payments not well
                                          safeguarded during good and bad times.
                B........................ Lack characteristics of desirable investment; potentially low assurance
                                          of timely interest and principal
                                          payments or maintenance of other
                                          contract terms over time.
                Caa...................... Poor standing, may be in default;
                                          elements of danger with respect to
                                          principal or interest payments.
                Ca....................... Speculative in a high degree; could be in default or have other marked
                                          shortcomings.
                C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                      This page intentionally left blank.

                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                             February 28, 2003


                             MONEY MARKET FUNDS -- INVESTOR SHARES
                             Janus Money Market Fund
                             Janus Tax-Exempt Money Market Fund
                             Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Investor Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 28, 2003, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on janus.com by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Investment Policies and Restrictions and
                Investment Strategies............................    2
                Performance Data.................................   19
                Investment Adviser and Administrator.............   23
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   29
                Portfolio Transactions and Brokerage.............   30
                Trustees and Officers............................   33
                Purchase of Shares...............................   42
                Redemption of Shares.............................   43
                Shareholder Accounts.............................   44
                Tax-Deferred Accounts............................   45
                Dividends and Tax Status.........................   47
                Principal Shareholders...........................   49
                Miscellaneous Information........................   50
                Financial Statements.............................   53
                Appendix A - Description of Securities Ratings...   54
                Appendix B - Description of Municipal
                Securities.......................................   57

INVESTMENT POLICIES AND RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


               Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.



               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.



               The Funds have adopted the following fundamental policies and restrictions:


               (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (7) A Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.


FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND



               JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending.

               Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.


REVERSE REPURCHASE AGREEMENTS

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES

               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

DEBT OBLIGATIONS

               Janus Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES

               Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

MUNICIPAL SECURITIES

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

MUNICIPAL LEASES

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."


               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

PERFORMANCE DATA
--------------------------------------------------------------------------------

               A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

               In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.


               Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The Funds' current yield shall be calculated by

               (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).


               Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

               The Shares' current yield and effective yield for the seven-day period ended October 31, 2002 is shown below:


                                [TO BE UPDATED BY AMENDMENT]
                                                               Seven-day         Effective
Fund Name                                                        Yield        Seven-day Yield
---------------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares                            %                 %
Janus Tax-Exempt Money Market Fund - Investor Shares*                %                 %
Janus Government Money Market Fund - Investor Shares                 %                 %

* Janus Tax-Exempt Money Market Fund Investor Shares' tax equivalent yield for the seven day period ended October 31, 2002 was [TO BE UPDATED BY AMENDMENT].


               Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, processing organizations or other institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER AND ADMINISTRATOR
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               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


               On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.50% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                         [TO BE UPDATED BY AMENDMENT]
                                       2002                         2001                        2000
                            --------------------------   --------------------------   -------------------------
                              Advisory      Advisory       Advisory      Advisory       Advisory      Advisory
                             Fees Prior    Fees After     Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                   to Reduction    Reduction    to Reduction    Reduction    to Reduction   Reduction
---------------------------------------------------------------------------------------------------------------
Janus Money Market Fund     $              $             $28,313,070    $14,156,535   $19,692,208    $9,846,104
Janus Tax-Exempt Money
 Market Fund                $              $             $   504,934    $   252,467   $   485,046    $  242,523
Janus Government Money
 Market Fund                $              $             $ 2,516,724    $ 1,258,362   $ 2,292,644    $1,146,322


               The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                          [TO BE UPDATED BY AMENDMENT]



                                                         2002             2001             2000
                                                    --------------   --------------   --------------
                                                    Administration   Administration   Administration
Fund Name                                                Fees             Fees             Fees
----------------------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares            $                $18,148,104       $14,910,528
Janus Tax-Exempt Money Market Fund - Investor
  Shares                                             $                $   952,983       $  842,177
Janus Government Money Market Fund - Investor
  Shares                                             $                $ 2,014,221       $1,704,063


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.


               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%. [TO BE UPDATED BY AMENDMENT]


               In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.


               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


               The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

               Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.


               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software.

               Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.


               For the fiscal year ended October 31, 2002, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.


               The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the Funds did not incur any brokerage commissions. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.


               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               As of October 31, 2002, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                               [TO BE UPDATED BY AMENDMENT]
                                                  Name of                     Value of
Fund Name                                      Broker-Dealer              Securities Owned
------------------------------------------------------------------------------------------



*

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 58 series or funds.


               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             58               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    58               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   58               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      58               N/A
 100 Fillmore Street                                    (1997-1998) Chief Financial
 Denver, CO 80206                                       Officer - Boston Market
 Age 59                                                 Concepts, Boston Chicken,
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          58               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    58               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      58               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Sharon S.         Executive Vice         12/94-Present  Vice President of Janus Capital.
 Pichler**         President and
 100 Fillmore      Portfolio Manager
 Street            Janus Money Market
 Denver, CO 80206  Fund,
 Age 53            Janus Federal Tax-
                   Exempt Fund and
                   Janus Institutional
                   Cash Reserves Fund
--------------------------------------------------------------------------------------------------
 J. Eric           Executive Vice         9/99-Present   Vice President of Janus Capital.
 Thorderson**      President and                         Formerly, Senior Analyst (1996-1999) for
 100 Fillmore      Portfolio Manager                     Janus Capital Corporation.
 Street            Janus Government
 Denver, CO 80206  Money Market Fund
 Age 41
--------------------------------------------------------------------------------------------------
 Thomas A.         Vice President and     3/98-Present   Vice President, General Counsel, Chief
 Early**           General Counsel                       Corporate Affairs Officer, Secretary and
 100 Fillmore                                            Interim Director of Janus Capital; Vice
 Street                                                  President, General Counsel and Secretary
 Denver, CO 80206                                        of Janus Services LLC, Janus Capital
 Age 48                                                  International LLC and Janus Institutional
                                                         Services LLC; Vice President, General
                                                         Counsel and Director to Janus
                                                         International (Asia) Limited and Janus
                                                         International Limited; Vice President,
                                                         General Counsel and Secretary to Janus
                                                         Distributors LLC and the Janus
                                                         Foundation; and Director for Janus
                                                         Capital Trust Manager Limited, Janus
                                                         World Principal Protected Funds and Janus
                                                         World Funds. Formerly, Director (2001) of
                                                         Janus Distributors, Inc. and Janus
                                                         Services, Inc.; Vice President, General
                                                         Counsel, Secretary and Director
                                                         (2000-2002) of Janus International
                                                         Holding, Inc.; Executive Vice President
                                                         and General Counsel (1997-1998) of
                                                         Prudential Investments Fund Management
                                                         LLC; and Vice President and General
                                                         Counsel (1994-1997) of Prudential
                                                         Retirement Services.
--------------------------------------------------------------------------------------------------
 Anita E.          Vice President, Chief  10/02-Present  Vice President of Investment Accounting
 Falicia**         Financial Officer,                    of Janus Capital. Formerly, Assistant
 100 Fillmore      Treasurer and                         Vice President (2000-2002) of Investment
 Street            Principal Accounting                  Accounting of Janus Capital or Janus
 Denver, CO 80206  Officer                               Capital Corporation; Director (1999-2000)
 Age 34                                                  of Investment Accounting of Janus Capital
                                                         Corporation; and Director (1997-1999) of
                                                         Fund Accounting of Janus Capital
                                                         Corporation.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.

** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe**  Vice President         12/99-Present  Vice President and Assistant General
 100 Fillmore                                            Counsel to Janus Capital, Janus
 Street                                                  Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                        Formerly, Assistant Vice President
 Age 37                                                  (1997-1999) and Associate Counsel
                                                         (1995-1999) for Janus Capital Corporation
                                                         and Assistant Vice President (1998-2000)
                                                         for Janus Service Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and     12/99-Present  Vice President of Domestic Funds and
 Howes**           Secretary                             Assistant General Counsel of Janus
 100 Fillmore                                            Capital, Vice President and Assistant
 Street                                                  General Counsel of Janus Distributors LLC
 Denver, CO 80206                                        and Janus Services LLC. Formerly,
 Age 37                                                  Assistant Vice President (1997-1999) of
                                                         Janus Capital Corporation; Chief
                                                         Compliance Officer, Director and
                                                         President (1997-1999) of Janus
                                                         Distributors, Inc.; and Assistant Vice
                                                         President (1998-2000) of Janus Service
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 David R.          Vice President         6/02-Present   Vice President and Chief Compliance
 Kowalski**                                              Officer of Janus Capital and Janus
 100 Fillmore                                            Distributors LLC; and Assistant Vice
 Street                                                  President of Janus Services LLC.
 Denver, CO 80206                                        Formerly, Senior Vice President and
 Age 45                                                  Director (1985-2000) of Mutual Fund
                                                         Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------
 Loren M. Starr**  President and Chief    9/02-Present   Vice President, Chief Financial Officer
 100 Fillmore      Executive Officer                     and Interim Director of Janus Capital;
 Street                                                  Vice President, Treasurer and Chief
 Denver, CO 80206                                        Financial Officer of Janus Services LLC
 Age 41                                                  and Janus International Limited; Vice
                                                         President, Treasurer and Chief Financial
                                                         Officer of Janus Distributors LLC, Janus
                                                         Capital International LLC and Janus
                                                         Institutional Services LLC; and Director
                                                         of Janus Capital Trust Manager Limited;
                                                         Janus World Principal Protected Funds and
                                                         Janus World Funds. Formerly, Vice
                                                         President of Finance, Treasurer, Chief
                                                         Financial Officer (2001-2002) and
                                                         Director (2002) for Janus International
                                                         Holding, Inc.; Managing Director,
                                                         Treasurer and Head of Corporate Finance
                                                         and Reporting (1998-2001) for Putnam
                                                         Investments; and Senior Vice President of
                                                         Financial Planning and Analysis
                                                         (1996-1998) for Lehman Brothers, Inc.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Heidi J.          Vice President         4/00-Present   Vice President and Assistant General
 Walter**                                                Counsel to Janus Capital and Janus
 100 Fillmore                                            Services LLC. Formerly, Vice President
 Street                                                  and Senior Legal Counsel (1995-1999) for
 Denver, CO 80206                                        Stein Roe & Farnham, Inc.
 Age 35
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:


----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    7
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     8
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------



               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all Funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. [TO BE UPDATED BY AMENDMENT]




----------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED
                                                                             INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY                              OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE         SECURITIES IN THE FUNDS                             JANUS FUNDS
----------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN*
----------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.*
----------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
----------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
----------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
----------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
----------------------------------------------------------------------------------------------------



* Trustee since June 2002.

               As of December 31, 2002, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.


               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.


                          [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for       From the Janus Fund for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                          October 31, 2002         December 31, 2002(1)
--------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(2)             $                          $
William F. McCalpin, Trustee(3)(4)                    $                          $
John W. McCarter, Jr., Trustee(3)(4)                  $                          $
Dennis B. Mullen, Trustee(3)                          $                          $
James T. Rothe, Trustee(3)                            $                          $
William D. Stewart, Trustee(3)                        $                          $
Martin H. Waldinger, Trustee(3)                       $                          $



(1) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 58 funds.


(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.


(3) Independent Trustee.


(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees in June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds prior to June 2002.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is normally determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Manual Section of the Funds' Prospectus contains detailed information about the purchase of Shares.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


               Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Prospectus. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.


SYSTEMATIC REDEMPTIONS


               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the shares in the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.


               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer several different types of tax-deferred retirement plans that an investor may establish to invest in Shares, depending on rules prescribed by the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"). Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.


               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.


               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the following day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time), (5:00 p.m. for Janus Government Money Market Fund) on the day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares of a Fund will be redeemed at the next determined net asset value. If processed by 4:00 p.m. (New York time), (5:00 p.m. for Janus Government Money Market Fund) such redemption will generally include dividends declared through the day of redemption. However, redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. If shares of a Fund were originally purchased by check or through an Automated Clearing House transaction, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January 31, 2003, the officers and Trustees as a group owned less than 1% of the outstanding Shares.



               To the knowledge of the Funds, no shareholder owned 5% or more of the outstanding Shares of the Funds as of January 31, 2003. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 25 separate series, three of which currently offer three classes of shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government

               Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered to the general public. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Institutional Shares, is offered only to clients meeting certain minimum investment criteria.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the

               Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               The following audited financial statements for the period ended October 31, 2002 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 2002:


               Schedules of Investments as of October 31, 2002

               Statements of Operations for the period ended October 31, 2002

               Statements of Assets and Liabilities as of October 31, 2002


               Statements of Changes in Net Assets for the periods ended October 31, 2002 and 2001


               Financial Highlights for each of the periods indicated

               Notes to Financial Statements


               Report of Independent Accountants



               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.


               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                F-1+..................... Exceptionally strong credit quality.
                                          Issues assigned this rating are
                                          regarded as having the strongest
                                          degree of assurance for timely
                                          payment.
                F-1...................... Very strong credit quality. Issues assigned this rating reflect an
                                          assurance for timely payment only
                                          slightly less in degree than issues
                                          rated F-1+.
                F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree
                                          of assurance for timely payments, but
                                          the margin of safety is not as great
                                          as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.


               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.


               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.


               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                  [JANUS LOGO]

                                       www.janus.com

                                       100 Fillmore Street
                                       Denver, CO 80206-4928
                                       1-800-525-0020

                             February 28, 2003


                             MONEY MARKET FUNDS -- INSTITUTIONAL SHARES
                             Janus Money Market Fund
                             Janus Tax-Exempt Money Market Fund
                             Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 28, 2003, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-29JANUS, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Investment Policies and Restrictions and
                Investment Strategies............................    2
                Performance Data.................................   19
                Investment Adviser and Administrator.............   23
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   29
                Portfolio Transactions and Brokerage.............   30
                Trustees and Officers............................   33
                Purchase of Shares...............................   43
                Redemption of Shares.............................   44
                Tax-Deferred Accounts............................   45
                Shareholder Accounts.............................   46
                Dividends and Tax Status.........................   46
                Principal Shareholders...........................   48
                Miscellaneous Information........................   49
                Financial Statements.............................   52
                Appendix A Description of Securities Ratings.....   53
                Appendix B Description of Municipal Securities...   56

INVESTMENT POLICIES AND RESTRICTIONS AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS



               Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.



               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.



               The Funds have adopted the following fundamental policies and restrictions:


               (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (7) A Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.


FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND



               JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:


               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.


               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.



               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.


               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending.

               Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.


REVERSE REPURCHASE AGREEMENTS

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

When-Issued and Delayed Delivery Securities

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES

               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

DEBT OBLIGATIONS

               Janus Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES

               Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

MUNICIPAL SECURITIES

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

MUNICIPAL LEASES

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."


               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

PERFORMANCE DATA
--------------------------------------------------------------------------------

               A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

               In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.


               Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The Funds' current yield shall be calculated by

               (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).


               Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

               The Shares' current yield and effective yield for the seven-day period ended October 31, 2002 is shown below:


                                [TO BE UPDATED BY AMENDMENT]
                                                              Seven-day         Effective
Fund Name                                                       Yield        Seven-day Yield
--------------------------------------------------------------------------------------------
Janus Money Market Fund - Institutional Shares                      %                 %
Janus Tax-Exempt Money Market Fund - Institutional Shares*          %                 %
Janus Government Money Market Fund - Institutional Shares           %                 %



* Janus Tax-Exempt Money Market Fund Institutional Shares' tax-equivalent yield for the seven-day period ended October 31, 2002 was [TO BE UPDATED BY AMENDMENT].


               Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, processing organizations or other institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------

               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


               On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund will be 0.08% and by Shares of Janus Government Money Market Fund will be 0.05%. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements.

               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                         [TO BE UPDATED BY AMENDMENT]
                                       2002                         2001                        2000
                            --------------------------   --------------------------   -------------------------
                              Advisory      Advisory       Advisory      Advisory       Advisory      Advisory
                             Fees Prior    Fees After     Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                   to Reduction    Reduction    to Reduction    Reduction    to Reduction   Reduction
---------------------------------------------------------------------------------------------------------------
Janus Money Market Fund     $              $             $28,313,070    $14,156,535   $19,692,208    $9,846,104
Janus Tax-Exempt Money
 Market Fund                $              $             $   504,934    $   252,467   $   485,046    $  242,523
Janus Government Money
 Market Fund                $              $             $ 2,516,724    $ 1,258,362   $ 2,292,644    $1,146,322


               The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                          [TO BE UPDATED BY AMENDMENT]



                                          2002                        2001                        2000
                                -------------------------   -------------------------   -------------------------
                                   Admin-        Admin-        Admin-        Admin-        Admin-        Admin-
                                 istration     istration     istration     istration     istration     istration
                                 Fees Prior    Fees After    Fees Prior    Fees After    Fees Prior    Fees After
Fund Name                       to Reduction   Reduction    to Reduction   Reduction    to Reduction   Reduction
-----------------------------------------------------------------------------------------------------------------
Janus Money Market Fund -
 Institutional Shares             $             $           $15,640,580    $8,341,642   $10,206,743    $4,145,120
Janus Tax-Exempt Money Market
 Fund - Institutional Shares      $             $           $    92,789    $   49,487   $   110,026    $   42,812
Janus Government Money Market
 Fund - Institutional Shares      $             $           $ 1,127,379    $  375,793   $ 1,112,562    $  370,854


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.


               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the

               Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%. [TO BE UPDATED BY AMENDMENT]


               In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


               The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

               Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software.

               Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.


               For the fiscal year ended October 31, 2002, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.


               The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the Funds did not incur any brokerage commissions. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.


               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               As of October 31, 2002, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                               [TO BE UPDATED BY AMENDMENT]
                                                  Name of                     Value of
Fund Name                                      Broker-Dealer              Securities Owned
------------------------------------------------------------------------------------------



*

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 58 series or funds.


               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             58               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    58               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   58               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      58               N/A
 100 Fillmore Street                                    (1997-1998) Chief Financial
 Denver, CO 80206                                       Officer - Boston Market
 Age 59                                                 Concepts, Boston Chicken,
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          58               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    58               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      58               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                             TERM OF
                                             OFFICE* AND
 NAME, AGE AND         POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS               FUND                  TIME SERVED    FIVE YEARS
---------------------------------------------------------------------------------------------------
 Sharon S. Pichler**   Executive Vice        12/94-Present  Vice President of Janus Capital.
 100 Fillmore Street   President and
 Denver, CO 80206      Portfolio Manager
 Age 53                Janus Money Market
                       Fund,
                       Janus Federal Tax-
                       Exempt Fund and
                       Janus Institutional
                       Cash Reserves Fund
---------------------------------------------------------------------------------------------------
 J. Eric Thorderson**  Executive Vice        9/99-Present   Vice President of Janus Capital.
 100 Fillmore Street   President and                        Formerly, Senior Analyst (1996-1999)
 Denver, CO 80206      Portfolio Manager                    for Janus Capital Corporation.
 Age 41                Janus Government
                       Money Market Fund
---------------------------------------------------------------------------------------------------
 Thomas A. Early**     Vice President and    3/98-Present   Vice President, General Counsel, Chief
 100 Fillmore Street   General Counsel                      Corporate Affairs Officer, Secretary
 Denver, CO 80206                                           and Interim Director of Janus Capital;
 Age 48                                                     Vice President, General Counsel and
                                                            Secretary of Janus Services LLC, Janus
                                                            Capital International LLC and Janus
                                                            Institutional Services LLC; Vice
                                                            President, General Counsel and Director
                                                            to Janus International (Asia) Limited
                                                            and Janus International Limited; Vice
                                                            President, General Counsel and
                                                            Secretary to Janus Distributors LLC and
                                                            the Janus Foundation; and Director for
                                                            Janus Capital Trust Manager Limited,
                                                            Janus World Principal Protected Funds
                                                            and Janus World Funds. Formerly,
                                                            Director (2001) of Janus Distributors,
                                                            Inc. and Janus Services, Inc.; Vice
                                                            President, General Counsel, Secretary
                                                            and Director (2000-2002) of Janus
                                                            International Holding, Inc.; Executive
                                                            Vice President and General Counsel
                                                            (1997-1998) of Prudential Investments
                                                            Fund Management LLC; and Vice President
                                                            and General Counsel (1994-1997) of
                                                            Prudential Retirement Services.
---------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

----------------------------------------------------------------------------------------------------
                                              OFFICERS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                              OFFICE* AND
 NAME, AGE AND          POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS                FUND                  TIME SERVED    FIVE YEARS
----------------------------------------------------------------------------------------------------
 Anita E. Falicia**     Vice President,       10/02-Present  Vice President of Investment Accounting
 100 Fillmore Street    Chief Financial                      of Janus Capital. Formerly, Assistant
 Denver, CO 80206       Officer, Treasurer                   Vice President (2000-2002) of
 Age 34                 and Principal                        Investment Accounting of Janus Capital
                        Accounting Officer                   or Janus Capital Corporation; Director
                                                             (1999-2000) of Investment Accounting of
                                                             Janus Capital Corporation; and Director
                                                             (1997-1999) of Fund Accounting of Janus
                                                             Capital Corporation.
----------------------------------------------------------------------------------------------------
 Bonnie M. Howe**       Vice President        12/99-Present  Vice President and Assistant General
 100 Fillmore Street                                         Counsel to Janus Capital, Janus
 Denver, CO 80206                                            Distributors LLC and Janus Services
 Age 37                                                      LLC. Formerly, Assistant Vice President
                                                             (1997-1999) and Associate Counsel
                                                             (1995-1999) for Janus Capital
                                                             Corporation and Assistant Vice
                                                             President (1998-2000) for Janus Service
                                                             Corporation.
----------------------------------------------------------------------------------------------------
 Kelley Abbott Howes**  Vice President and    12/99-Present  Vice President of Domestic Funds and
 100 Fillmore Street    Secretary                            Assistant General Counsel of Janus
 Denver, CO 80206                                            Capital, Vice President and Assistant
 Age 37                                                      General Counsel of Janus Distributors
                                                             LLC and Janus Services LLC. Formerly,
                                                             Assistant Vice President (1997-1999) of
                                                             Janus Capital Corporation; Chief
                                                             Compliance Officer, Director and
                                                             President (1997-1999) of Janus
                                                             Distributors, Inc.; and Assistant Vice
                                                             President (1998-2000) of Janus Service
                                                             Corporation.
----------------------------------------------------------------------------------------------------
 David R. Kowalski**    Vice President        6/02-Present   Vice President and Chief Compliance
 100 Fillmore Street                                         Officer of Janus Capital and Janus
 Denver, CO 80206                                            Distributors LLC; and Assistant Vice
 Age 45                                                      President of Janus Services LLC.
                                                             Formerly, Senior Vice President and
                                                             Director (1985-2000) of Mutual Fund
                                                             Compliance for Van Kampen Funds.
----------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE* AND
 NAME, AGE AND        POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS              FUND                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Loren M. Starr**     President and Chief   9/02-Present   Vice President, Chief Financial Officer
 100 Fillmore Street  Executive Officer                    and Interim Director of Janus Capital;
 Denver, CO 80206                                          Vice President, Treasurer and Chief
 Age 41                                                    Financial Officer of Janus Services LLC
                                                           and Janus International Limited; Vice
                                                           President, Treasurer and Chief
                                                           Financial Officer of Janus Distributors
                                                           LLC, Janus Capital International LLC
                                                           and Janus Institutional Services LLC;
                                                           and Director of Janus Capital Trust
                                                           Manager Limited; Janus World Principal
                                                           Protected Funds and Janus World Funds.
                                                           Formerly, Vice President of Finance,
                                                           Treasurer, Chief Financial Officer
                                                           (2001-2002) and Director (2002) for
                                                           Janus International Holding, Inc.;
                                                           Managing Director, Treasurer and Head
                                                           of Corporate Finance and Reporting
                                                           (1998-2001) for Putnam Investments; and
                                                           Senior Vice President of Financial
                                                           Planning and Analysis (1996-1998) for
                                                           Lehman Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter**    Vice President        4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                       Counsel to Janus Capital and Janus
 Denver, CO 80206                                          Services LLC. Formerly, Vice President
 Age 35                                                    and Senior Legal Counsel (1995-1999)
                                                           for Stein Roe & Farnham, Inc.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:


----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    7
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     8
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------

               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all Funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. [TO BE UPDATED BY AMENDMENT]




----------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE
                                                                             OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED
                                                                             INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY                              OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE         SECURITIES IN THE FUNDS                             JANUS FUNDS
----------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN*
----------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.*
----------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
----------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
----------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
----------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
----------------------------------------------------------------------------------------------------



* Trustee since June 2002.



               As of December 31, 2002, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.



                          [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for       From the Janus Fund for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                          October 31, 2002         December 31, 2002(1)
--------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(2)             $                          $
William F. McCalpin, Trustee(3)(4)                    $                          $
John W. McCarter, Jr., Trustee(3)(4)                  $                          $
Dennis B. Mullen, Trustee(3)                          $                          $
James T. Rothe, Trustee(3)                            $                          $
William D. Stewart, Trustee(3)                        $                          $
Martin H. Waldinger, Trustee(3)                       $                          $



(1) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 58 funds.


(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.


(3) Independent Trustee.


(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees in June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds prior to June 2002.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is normally determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Funds' Prospectus contains detailed information about the purchase of Shares.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Any such election (which may be made in writing or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving distributions and dividends via wire transfer may elect to change back to automatic reinvestment at any time in writing or by phone.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for redeeming Shares are set forth in the Shareholder's Guide section of the Funds' Prospectus. Shares normally will be redeemed for cash (via wire), although each Fund retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer tax-deferred retirement plans for rollover accounts in excess of $250,000. The Individual Retirement Account may be used by individuals who meet the above requirement.


               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by State Street Bank and Trust Company as custodian.



               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.


               To receive additional information about IRAs along with the necessary materials to establish an account, please call the Funds at 1-800-29JANUS or write the Funds at P.O. Box 173375, Denver, CO 80217-3375. No contribution to any IRA can be made until the appropriate forms to establish any such plan have been completed.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts is set forth in the Funds' Prospectus. Applications to open accounts may be obtained by calling the Funds at 1-800-29JANUS or writing to the Funds at 100 Fillmore Street, Denver, Colorado 80206-4928, Attention: Institutional Services.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January 31, 2003, the officers and Trustees as a group owned less than 1% of the outstanding Shares.



               As of January 31, 2003, the following shareholder owned 5% or more of the Shares of Janus Money Market Fund:



                          [TO BE UPDATED BY AMENDMENT]



                                                                        Percentage
Shareholder                         Address                             Ownership
----------------------------------------------------------------------------------



               As of January 31, 2003, the following shareholders owned 5% or more of the Shares of Janus Tax-Exempt Money Market Fund:



                                                                        Percentage
Shareholder                         Address                             Ownership
----------------------------------------------------------------------------------






               As of January 31, 2003, the following shareholders owned more than 5% of the Shares of Janus Government Money Market Fund:



                          [TO BE UPDATED BY AMENDMENT]



                                                                        Percentage
Shareholder                         Address                             Ownership
----------------------------------------------------------------------------------






               To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding Shares of the Funds as of January 31, 2003. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 25 separate series, three of which currently offer three classes of Shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government

               Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Investor Shares, is offered to the general public.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               The following audited financial statements for the period ended October 31, 2002 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 2002:


               Schedules of Investments as of October 31, 2002

               Statements of Operations for the period ended October 31, 2002

               Statements of Assets and Liabilities as of October 31, 2002


               Statements of Changes in Net Assets for the periods ended October 31, 2002 and 2001


               Financial Highlights for each of the periods indicated

               Notes to Financial Statements


               Report of Independent Accountants



               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.


               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                F-1+..................... Exceptionally strong credit quality.
                                          Issues assigned this rating are
                                          regarded as having the strongest
                                          degree of assurance for timely
                                          payment.
                F-1...................... Very strong credit quality. Issues assigned this rating reflect an
                                          assurance for timely payment only
                                          slightly less in degree than issues
                                          rated F-1+.
                F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree
                                          of assurance for timely payments, but
                                          the margin of safety is not as great
                                          as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.


               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.


               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.


               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                      This page intentionally left blank.

                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                              February 28, 2003


                              MONEY MARKET FUNDS -- SERVICE SHARES
                              Janus Money Market Fund
                              Janus Tax-Exempt Money Market Fund
                              Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 28, 2003, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-29JANUS, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                Investment Policies and Restrictions and
                Investment Strategies............................    2
                Performance Data.................................   19
                Investment Adviser and Administrator.............   23
                Custodian, Transfer Agent and Certain
                Affiliations.....................................   29
                Portfolio Transactions and Brokerage.............   30
                Trustees and Officers............................   33
                Purchase of Shares...............................   42
                Redemption of Shares.............................   42
                Shareholder Accounts.............................   44
                Dividends and Tax Status.........................   44
                Principal Shareholders...........................   46
                Miscellaneous Information........................   47
                Financial Statements.............................   50
                Appendix A - Description of Securities Ratings...   51
                Appendix B - Description of Municipal
                Securities.......................................   54

INVESTMENT POLICIES AND RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


               Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.



               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.



               The Funds have adopted the following fundamental policies and restrictions:


               (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (7) A Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.


FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND



               JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:


               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.


               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending.

               Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.


REVERSE REPURCHASE AGREEMENTS

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES

               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

DEBT OBLIGATIONS

               Janus Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES

               Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

MUNICIPAL SECURITIES

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

MUNICIPAL LEASES

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."


               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

PERFORMANCE DATA
--------------------------------------------------------------------------------

               A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

               In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.


               Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The Funds' current yield shall be calculated by

               (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).


               Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

               The Shares' current yield and effective yield for the seven-day period ended October 31, 2002 is shown below:


                               [TO BE UPDATED BY AMENDMENT]
                                                              Seven-day       Effective
Fund Name                                                       Yield      Seven-day Yield
------------------------------------------------------------------------------------------
Janus Money Market Fund - Service Shares                            %               %
Janus Tax-Exempt Money Market Fund - Service Shares*                %               %
Janus Government Money Market Fund - Service Shares                 %               %



* Janus Tax-Exempt Money Market Fund - Service Shares tax equivalent yield for the seven day period ended October 31, 2002 was [TO BE UPDATED BY AMENDMENT].


               Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, Financial Institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's

               $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER AND ADMINISTRATOR
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               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions. On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.40% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund will be 0.33% and by Shares of Janus Government Money Market Fund will be 0.30%. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreements.

               Janus Capital may use all or a portion of its administration fee, designated separately as service fees, to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, and providing other similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                         [TO BE UPDATED BY AMENDMENT]
                                       2002                         2001                        2000
                            --------------------------   --------------------------   -------------------------
                              Advisory      Advisory       Advisory      Advisory       Advisory      Advisory
                             Fees Prior    Fees After     Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                   to Reduction    Reduction    to Reduction    Reduction    to Reduction   Reduction
---------------------------------------------------------------------------------------------------------------
Janus Money Market Fund     $              $             $28,313,070    $14,156,535   $19,692,208    $9,846,104
Janus Tax-Exempt Money
 Market Fund                $              $             $   504,934    $   252,467   $   485,046    $  242,523
Janus Government Money
 Market Fund                $              $             $ 2,516,724    $ 1,258,362   $ 2,292,644    $1,146,322

               The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                          [TO BE UPDATED BY AMENDMENT]



                                               2002                        2001                        2000
                                     -------------------------   -------------------------   -------------------------
                                        Admin-        Admin-        Admin-        Admin-        Admin-        Admin-
                                      istration     istration     istration     istration     istration     istration
                                      Fees Prior    Fees After    Fees Prior    Fees After    Fees Prior    Fees After
Fund Name                            to Reduction   Reduction    to Reduction   Reduction    to Reduction   Reduction
----------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Service
 Shares                                $             $             $399,444      $329,541      $238,012      $187,501
Janus Tax-Exempt Money Market
 Fund - Service Shares                 $             $             $     40      $     33      $  2,947      $  2,240
Janus Government Money Market
 Fund - Service Shares                 $             $             $415,725      $311,794      $255,206      $191,405


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.


               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of

               Janus Capital, and certain Janus Capital employees directly own approximately 8%. [TO BE UPDATED BY AMENDMENT]



               In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees. In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:


               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.


               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

               Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software.

               Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.


               For the fiscal year ended October 31, 2002, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.


               The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the Funds did not incur any brokerage commissions. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.


               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               As of October 31, 2002, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                [TO BE UPDATED BY AMENDMENT]
                                                   Name of                      Value of
Fund Name                                       Broker-Dealer               Securities Owned
--------------------------------------------------------------------------------------------



*

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 58 series or funds.


               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.


------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             58               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    58               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   58               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      58               N/A
 100 Fillmore Street                                    (1997-1998) Chief Financial
 Denver, CO 80206                                       Officer - Boston Market
 Age 59                                                 Concepts, Boston Chicken,
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          58               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    58               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      58               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Sharon S.         Executive Vice         12/94-Present  Vice President of Janus Capital.
 Pichler**         President and
 100 Fillmore      Portfolio Manager
 Street            Janus Money Market
 Denver, CO 80206  Fund,
 Age 53            Janus Federal Tax-
                   Exempt Fund and
                   Janus Institutional
                   Cash Reserves Fund
--------------------------------------------------------------------------------------------------
 J. Eric           Executive Vice         9/99-Present   Vice President of Janus Capital.
 Thorderson**      President and                         Formerly, Senior Analyst (1996-1999) for
 100 Fillmore      Portfolio Manager                     Janus Capital Corporation.
 Street            Janus Government
 Denver, CO 80206  Money Market Fund
 Age 41
--------------------------------------------------------------------------------------------------
 Thomas A.         Vice President and     3/98-Present   Vice President, General Counsel, Chief
 Early**           General Counsel                       Corporate Affairs Officer, Secretary and
 100 Fillmore                                            Interim Director of Janus Capital; Vice
 Street                                                  President, General Counsel and Secretary
 Denver, CO 80206                                        of Janus Services LLC, Janus Capital
 Age 48                                                  International LLC and Janus Institutional
                                                         Services LLC; Vice President, General
                                                         Counsel and Director to Janus
                                                         International (Asia) Limited and Janus
                                                         International Limited; Vice President,
                                                         General Counsel and Secretary to Janus
                                                         Distributors LLC and the Janus
                                                         Foundation; and Director for Janus
                                                         Capital Trust Manager Limited, Janus
                                                         World Principal Protected Funds and Janus
                                                         World Funds. Formerly, Director (2001) of
                                                         Janus Distributors, Inc. and Janus
                                                         Services, Inc.; Vice President, General
                                                         Counsel, Secretary and Director
                                                         (2000-2002) of Janus International
                                                         Holding, Inc.; Executive Vice President
                                                         and General Counsel (1997-1998) of
                                                         Prudential Investments Fund Management
                                                         LLC; and Vice President and General
                                                         Counsel (1994-1997) of Prudential
                                                         Retirement Services.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Anita E.          Vice President, Chief  10/02-Present  Vice President of Investment Accounting
 Falicia**         Financial Officer,                    of Janus Capital. Formerly, Assistant
 100 Fillmore      Treasurer and                         Vice President (2000-2002) of Investment
 Street            Principal Accounting                  Accounting of Janus Capital or Janus
 Denver, CO 80206  Officer                               Capital Corporation; Director (1999-2000)
 Age 34                                                  of Investment Accounting of Janus Capital
                                                         Corporation; and Director (1997-1999) of
                                                         Fund Accounting of Janus Capital
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe**  Vice President         12/99-Present  Vice President and Assistant General
 100 Fillmore                                            Counsel to Janus Capital, Janus
 Street                                                  Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                        Formerly, Assistant Vice President
 Age 37                                                  (1997-1999) and Associate Counsel
                                                         (1995-1999) for Janus Capital Corporation
                                                         and Assistant Vice President (1998-2000)
                                                         for Janus Service Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and     12/99-Present  Vice President of Domestic Funds and
 Howes**           Secretary                             Assistant General Counsel of Janus
 100 Fillmore                                            Capital, Vice President and Assistant
 Street                                                  General Counsel of Janus Distributors LLC
 Denver, CO 80206                                        and Janus Services LLC. Formerly,
 Age 37                                                  Assistant Vice President (1997-1999) of
                                                         Janus Capital Corporation; Chief
                                                         Compliance Officer, Director and
                                                         President (1997-1999) of Janus
                                                         Distributors, Inc.; and Assistant Vice
                                                         President (1998-2000) of Janus Service
                                                         Corporation.
--------------------------------------------------------------------------------------------------
 David R.          Vice President         6/02-Present   Vice President and Chief Compliance
 Kowalski**                                              Officer of Janus Capital and Janus
 100 Fillmore                                            Distributors LLC; and Assistant Vice
 Street                                                  President of Janus Services LLC.
 Denver, CO 80206                                        Formerly, Senior Vice President and
 Age 45                                                  Director (1985-2000) of Mutual Fund
                                                         Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                          TERM OF
                                          OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS           FUND                   TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Loren M. Starr**  President and Chief    9/02-Present   Vice President, Chief Financial Officer
 100 Fillmore      Executive Officer                     and Interim Director of Janus Capital;
 Street                                                  Vice President, Treasurer and Chief
 Denver, CO 80206                                        Financial Officer of Janus Services LLC
 Age 41                                                  and Janus International Limited; Vice
                                                         President, Treasurer and Chief Financial
                                                         Officer of Janus Distributors LLC, Janus
                                                         Capital International LLC and Janus
                                                         Institutional Services LLC; and Director
                                                         of Janus Capital Trust Manager Limited;
                                                         Janus World Principal Protected Funds and
                                                         Janus World Funds. Formerly, Vice
                                                         President of Finance, Treasurer, Chief
                                                         Financial Officer (2001-2002) and
                                                         Director (2002) for Janus International
                                                         Holding, Inc.; Managing Director,
                                                         Treasurer and Head of Corporate Finance
                                                         and Reporting (1998-2001) for Putnam
                                                         Investments; and Senior Vice President of
                                                         Financial Planning and Analysis
                                                         (1996-1998) for Lehman Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J.          Vice President         4/00-Present   Vice President and Assistant General
 Walter**                                                Counsel to Janus Capital and Janus
 100 Fillmore                                            Services LLC. Formerly, Vice President
 Street                                                  and Senior Legal Counsel (1995-1999) for
 Denver, CO 80206                                        Stein Roe & Farnham, Inc.
 Age 35
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:


----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  5
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         4
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    7
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     8
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------



               The table below gives the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2002. As of December 31, 2002, none of the Trustees owned Shares of the Funds included in this SAI. [TO BE UPDATED BY AMENDMENT]



---------------------------------------------------------------------------------------------
                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                           REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE                            TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
---------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN*
---------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.*
---------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
---------------------------------------------------------------------------------------------
 JAMES T. ROTHE
---------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
---------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
---------------------------------------------------------------------------------------------



* Trustee since June 2002.

               As of December 31, 2002, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.


               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.


                          [TO BE UPDATED BY AMENDMENT]



                                               Aggregate Compensation       Total Compensation
                                                 From the Funds for       From the Janus Fund for
                                                 Fiscal year ended          calendar year ended
Name of Person, Position                          October 31, 2002         December 31, 2002(1)
--------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(2)             $                          $
William F. McCalpin, Trustee(3)(4)                    $                          $
John W. McCarter, Jr., Trustee(3)(4)                  $                          $
Dennis B. Mullen, Trustee(3)                          $                          $
James T. Rothe, Trustee(3)                            $                          $
William D. Stewart, Trustee(3)                        $                          $
Martin H. Waldinger, Trustee(3)                       $                          $



(1) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 58 funds.


(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.


(3) Independent Trustee.


(4) Mr. McCalpin and Mr. McCarter were appointed as Trustees in June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds prior to June 2002.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


               Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is normally determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Funds' Prospectus contains detailed information about the purchase of Shares.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Redemptions, like purchases, may only be effected through the trust accounts, cash management programs and similar programs of participating banks and financial institutions. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust" and such valuation will be made as of the same time the redemption price is determined.


               The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts is set forth in the Funds' Prospectus. Applications to open accounts may be obtained by calling or writing your Financial Institution.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase request is received from a Financial Institution at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received from a Financial Institution prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January 31, 2003, the officers and Trustees as a group owned less than 1% of the outstanding Shares.


               As of January 28, 2002, the following shareholders owned more than 25% of the Shares of Janus Money Market Fund:


                          [TO BE UPDATED BY AMENDMENT]



                                                                              Percentage
Shareholder                               Address                             Ownership
----------------------------------------------------------------------------------------



                          [TO BE UPDATED BY AMENDMENT]



                                                                       Percentage
Shareholder                        Address                             Ownership
---------------------------------------------------------------------------------



               To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding Shares of the Funds as of January 31, 2003. [TO BE UPDATED BY AMENDMENT]

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 25 separate series, three of which currently offer three classes of Shares.


               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government

               Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. A second class of shares, Institutional Shares, is offered to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A third class of shares, Investor Shares, is offered to the general public.

SHAREHOLDER MEETINGS


               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.


VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               The following audited financial statements for the period ended October 31, 2002 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 2002:


               Schedules of Investments as of October 31, 2002

               Statements of Operations for the period ended October 31, 2002

               Statements of Assets and Liabilities as of October 31, 2002


               Statements of Changes in Net Assets for the periods ended October 31, 2002 and 2001


               Financial Highlights for each of the periods indicated

               Notes to Financial Statements


               Report of Independent Accountants



               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.


               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.


               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                F-1+..................... Exceptionally strong credit quality.
                                          Issues assigned this rating are
                                          regarded as having the strongest
                                          degree of assurance for timely
                                          payment.
                F-1...................... Very strong credit quality. Issues assigned this rating reflect an
                                          assurance for timely payment only
                                          slightly less in degree than issues
                                          rated F-1+.
                F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree
                                          of assurance for timely payments, but
                                          the margin of safety is not as great
                                          as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.


               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.


               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.


               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                                            February 28, 2003




                                      Janus Institutional Cash Reserves Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the initial class of shares ("Shares") of Janus Institutional Cash Reserves Fund. The Fund is a separate series of Janus Investment Fund, a Massachusetts business trust.


     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 28, 2003 and any supplements thereto, which is incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Fund at the address shown on the back cover. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-29JANUS, or by writing the Fund at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                INVESTMENT RESTRICTIONS AND INVESTMENT
                  STRATEGIES.....................................    2
                PERFORMANCE DATA.................................   17
                INVESTMENT ADVISER AND ADMINISTRATOR.............   20
                CUSTODIAN, TRANSFER AGENT AND CERTAIN
                  AFFILIATIONS...................................   26
                PORTFOLIO TRANSACTIONS AND BROKERAGE.............   27
                TRUSTEES AND OFFICERS............................   30
                PURCHASE OF SHARES...............................   39
                REDEMPTION OF SHARES.............................   40
                SHAREHOLDER ACCOUNTS.............................   41
                DIVIDENDS AND TAX STATUS.........................   41
                PRINCIPAL SHAREHOLDERS...........................   43
                MISCELLANEOUS INFORMATION........................   44
                FINANCIAL STATEMENTS.............................   47
                APPENDIX A - DESCRIPTION OF SECURITIES RATINGS...   48
                APPENDIX B - DESCRIPTION OF MUNICIPAL
                  SECURITIES.....................................   51

INVESTMENT RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS


               The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of Shares if a matter affects just the Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of Shares) are present or represented by proxy.



               As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.



               The Fund has adopted the following fundamental policies and restrictions:


               (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or
               (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               (2) The Fund may not purchase securities if 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (4) The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (5) The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (7) The Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

               (8) The Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

               The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) The Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) The Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the costs of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For purposes of the Fund's policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

               The Fund may purchase participation interests in loans or securities in which the Fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

               The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

               The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

               Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

               Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

               The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

SECURITIES LENDING

               Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

REVERSE REPURCHASE AGREEMENTS

               Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

               The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

INVESTMENT COMPANY SECURITIES

               From time to time, the Fund may invest in securities of other investment companies. The Fund is subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Fund and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

DEBT OBLIGATIONS

               The Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS

               The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES

               The Fund may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and munici-pal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

MUNICIPAL LEASES

               The Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

PERFORMANCE DATA
--------------------------------------------------------------------------------

               The Fund may provide current annualized and effective annual ized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

               In performance advertising, the Fund may compare its Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare its Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Fund may also compare its Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

               Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. Current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).




               The Shares current yield and effective yield for the seven-day period ended October 31, 2002 is shown below:



                               [TO BE UPDATED BY AMENDMENT]
                                                              Seven-day       Effective
Fund Name                                                       Yield      Seven-day Yield
------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund                              %               %


               Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, processing organizations or other institutions may charge their customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Fund are not
 18
               insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. The Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER AND ADMINISTRATOR
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               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments. The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce 0.10% of the value of the Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreement. In addition, the Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


               On behalf of the Shares, the Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, the Fund has agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. The Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Institutional Cash Reserves Fund will be 0.08%. Janus Capital has agreed to continue such reductions until at least the next annual renewal of the advisory agreement.


                                 [TO BE UPDATED BY AMENDMENT]



               The following table summarizes the advisory fees paid by the Fund for the fiscal year ended October 31, 2002:



                                                                         2002
                                                              ---------------------------
                                                                Advisory       Advisory
                                                               Fees Prior     Fees After
Fund Name                                                     to Reduction     Reduction
-----------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund                        $               $



                                 [TO BE UPDATED BY AMENDMENT]



               The following table summarizes the administrative fees paid by the Shares for the fiscal year ended October 31, 2002:



                                                                            2002
                                                              --------------------------------
                                                              Administration    Administration
                                                                Fees Prior        Fees After
Fund Name                                                      to Reduction       Reduction
----------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund                            $                 $


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.


               The Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2003, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval of a majority of the Trustees of the Fund, including the Trustees who are not interested persons of the Fund or Janus Capital and, to the extent required by the 1940

               Act, the vote of a majority of the outstanding voting securities of the Fund.


               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%. [TO BE UPDATED BY AMENDMENT]



               Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI"). JCGI will be a publicly traded holding company with principal operations in financial asset management businesses. Subsequent to the merger, Janus Capital will be a subsidiary of JCGI and JCGI will directly or indirectly own 92% of Janus Capital, with the remaining 8% held by certain Janus Capital employees. The transaction is expected to be completed as of December 31, 2002. [TO BE UPDATED BY AMENDMENT]


               The Trustees considered a wide range of information in determining whether to approve the Fund's Advisory Agreement. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of the Advisory Agreement;

               - the scope and quality of the services that Janus Capital is expected to provide to the Fund;

               - the investment performance of comparable funds managed by other advisers over various periods;

               - the advisory fee rate payable to Janus Capital by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total projected expense ratio of the Fund and of comparable funds managed by other advisers;

               - compensation payable by the Fund to affiliates of Janus Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Fund; and

               - Janus Capital's use of the Fund's portfolio brokerage
                 transactions to obtain research benefiting the Fund or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Fund.


               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               The Fund's portfolio manager is not permitted to purchase and sell securities for her own account except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Fund and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Fund and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Fund. The Fund does not pay Janus Services a fee.

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which the Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

               Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software.

               Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.


               The Fund commenced operations on May 15, 2002. For the fiscal period ended October 31, 2002, the Fund paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund.



               The Fund generally buys and sells securities in principal transactions, in which no commissions are paid. For the fiscal period ended October 31, 2002, the Fund did not incur any brokerage commissions. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.


               Janus Capital may use research products and services in servicing other accounts in addition to the Fund. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


                                 [TO BE UPDATED BY AMENDMENT]



               As of October 31, 2002, the Fund owned securities of their regular broker-dealers (or parents), as shown below:



                                                                 Name of           Value of
Fund Name                                                     Broker Dealer    Securities Owned
-----------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 58 series or funds.



               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.



------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman         6/69-Present     Formerly, President             58               N/A
 100 Fillmore Street  and Trustee                       (1978-2002) and Chief
 Denver, CO 80206                                       Executive Officer (1994- 2002)
 Age 65                                                 of Janus Capital or Janus
                                                        Capital Corporation; President
                                                        and Director (1994-2002) of
                                                        the Janus Foundation; Chairman
                                                        and Director (1978-2002) of
                                                        Janus Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    58               Founding
 100 Fillmore Street                                    Chief Operating Officer of The                   Director and
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                                 private family foundation).                      Solar
                                                        Formerly, Director of                            Development
                                                        Investments (1991-1998) of The                   Foundation;
                                                        John D. and Catherine T.                         Trustee and
                                                        MacArthur Foundation (a                          Vice President,
                                                        private family foundation).                      Asian Cultural
                                                                                                         Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   58               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board,
 100 Fillmore Street                                    Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                       Senior Vice President                            Director of
 Age 64                                                 (1987-1997) of Booz-Allen &                      A.M. Castle &
                                                        Hamilton, Inc. (a management                     Co., Harris
                                                        consulting firm).                                Insight Funds,
                                                                                                         W.W. Grainger,
                                                                                                         Inc.; Trustee
                                                                                                         of WTTW
                                                                                                         (Chicago public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee          2/71-Present     Private Investor. Formerly      58               N/A
 100 Fillmore Street                                    (1997-1998) Chief Financial
 Denver, CO 80206                                       Officer - Boston Market
 Age 59                                                 Concepts, Boston Chicken,
                                                        Inc., Golden, CO (a restaurant
                                                        chain).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX     OTHER
 NAME, AGE AND        POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor of Business,          58               Director of
 100 Fillmore Street                                    University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                       Colorado Springs, CO.                            and NeoCore
 Age 59                                                 Formerly, Distinguished                          Corp.
                                                        Visiting Professor of Business
                                                        (2001-2002), Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Phoenix, AZ; and Principal
                                                        (1988-1999) of Phillips-Smith
                                                        Retail Group, Colorado
                                                        Springs, CO (a venture capital
                                                        firm).
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    58               N/A
 100 Fillmore Street                                    General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 58                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      58               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE* AND
 NAME, AGE AND        POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS              FUND                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Sharon S. Pichler**  Executive Vice        12/94-Present  Vice President of Janus Capital.
 100 Fillmore Street  President and
 Denver, CO 80206     Portfolio Manager
 Age 53               Janus Institutional
                      Cash Reserves Fund
--------------------------------------------------------------------------------------------------
 Thomas A. Early**    Vice President and    3/98-Present   Vice President, General Counsel, Chief
 100 Fillmore Street  General Counsel                      Corporate Affairs Officer, Secretary
 Denver, CO 80206                                          and Interim Director of Janus Capital;
 Age 48                                                    Vice President, General Counsel and
                                                           Secretary of Janus Services LLC, Janus
                                                           Capital International LLC and Janus
                                                           Institutional Services LLC; Vice
                                                           President, General Counsel and Director
                                                           to Janus International (Asia) Limited
                                                           and Janus International Limited; Vice
                                                           President, General Counsel and
                                                           Secretary to Janus Distributors LLC and
                                                           the Janus Foundation; and Director for
                                                           Janus Capital Trust Manager Limited,
                                                           Janus World Principal Protected Funds
                                                           and Janus World Funds. Formerly,
                                                           Director (2001) of Janus Distributors,
                                                           Inc. and Janus Services, Inc.; Vice
                                                           President, General Counsel, Secretary
                                                           and Director (2000-2002) of Janus
                                                           International Holding, Inc.; Executive
                                                           Vice President and General Counsel
                                                           (1997-1998) of Prudential Investments
                                                           Fund Management LLC; and Vice President
                                                           and General Counsel (1994-1997) of
                                                           Prudential Retirement Services.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE* AND
 NAME, AGE AND        POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS              FUND                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Anita E. Falicia**   Vice President,       10/02-Present  Vice President of Investment Accounting
 100 Fillmore Street  Chief Financial                      of Janus Capital. Formerly, Assistant
 Denver, CO 80206     Officer, Treasurer                   Vice President (2000-2002) of
 Age 34               and Principal                        Investment Accounting of Janus Capital
                      Accounting Officer                   or Janus Capital Corporation; Director
                                                           (1999-2000) of Investment Accounting of
                                                           Janus Capital Corporation; and Director
                                                           (1997-1999) of Fund Accounting of Janus
                                                           Capital Corporation.
--------------------------------------------------------------------------------------------------
 Bonnie M. Howe**     Vice President        12/99-Present  Vice President and Assistant General
 100 Fillmore Street                                       Counsel to Janus Capital, Janus
 Denver, CO 80206                                          Distributors LLC and Janus Services
 Age 37                                                    LLC. Formerly, Assistant Vice President
                                                           (1997-1999) and Associate Counsel
                                                           (1995-1999) for Janus Capital
                                                           Corporation and Assistant Vice
                                                           President (1998-2000) for Janus Service
                                                           Corporation.
--------------------------------------------------------------------------------------------------
 Kelley Abbott        Vice President and    12/99-Present  Vice President of Domestic Funds and
 Howes**              Secretary                            Assistant General Counsel of Janus
 100 Fillmore Street                                       Capital, Vice President and Assistant
 Denver, CO 80206                                          General Counsel of Janus Distributors
 Age 37                                                    LLC and Janus Services LLC. Formerly,
                                                           Assistant Vice President (1997-1999) of
                                                           Janus Capital Corporation; Chief
                                                           Compliance Officer, Director and
                                                           President (1997-1999) of Janus
                                                           Distributors, Inc.; and Assistant Vice
                                                           President (1998-2000) of Janus Service
                                                           Corporation.
--------------------------------------------------------------------------------------------------
 David R. Kowalski**  Vice President        6/02-Present   Vice President and Chief Compliance
 100 Fillmore Street                                       Officer of Janus Capital and Janus
 Denver, CO 80206                                          Distributors LLC; and Assistant Vice
 Age 45                                                    President of Janus Services LLC.
                                                           Formerly, Senior Vice President and
                                                           Director (1985-2000) of Mutual Fund
                                                           Compliance for Van Kampen Funds.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE* AND
 NAME, AGE AND        POSITIONS HELD WITH   LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 ADDRESS              FUND                  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Loren M. Starr**     President and Chief   9/02-Present   Vice President, Chief Financial Officer
 100 Fillmore Street  Executive Officer                    and Interim Director of Janus Capital;
 Denver, CO 80206                                          Vice President, Treasurer and Chief
 Age 41                                                    Financial Officer of Janus Services LLC
                                                           and Janus International Limited; Vice
                                                           President, Treasurer and Chief
                                                           Financial Officer of Janus Distributors
                                                           LLC, Janus Capital International LLC
                                                           and Janus Institutional Services LLC;
                                                           and Director of Janus Capital Trust
                                                           Manager Limited; Janus World Principal
                                                           Protected Funds and Janus World Funds.
                                                           Formerly, Vice President of Finance,
                                                           Treasurer, Chief Financial Officer
                                                           (2001-2002) and Director (2002) for
                                                           Janus International Holding, Inc.;
                                                           Managing Director, Treasurer and Head
                                                           of Corporate Finance and Reporting
                                                           (1998-2001) for Putnam Investments; and
                                                           Senior Vice President of Financial
                                                           Planning and Analysis (1996-1998) for
                                                           Lehman Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J. Walter**    Vice President        4/00-Present   Vice President and Assistant General
 100 Fillmore Street                                       Counsel to Janus Capital and Janus
 Denver, CO 80206                                          Services LLC. Formerly, Vice President
 Age 35                                                    and Senior Legal Counsel (1995-1999)
                                                           for Stein Roe & Farnham, Inc.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:


--------------------------------------------------------------------------------------------------
                                                                            NUMBER OF MEETINGS
                                                                            HELD DURING LAST
                        FUNCTIONS                   MEMBERS                 FISCAL YEAR
--------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE        Reviews the financial       John W. McCarter, Jr.             4
                        reporting process, the      (Chairman)
                        system of internal          Dennis B. Mullen
                        control, the audit          William D. Stewart
                        process, and the Fund's
                        process for monitoring
                        compliance with investment
                        restrictions and
                        applicable laws and the
                        Fund's Code of Ethics.
--------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE    Reviews and makes           James T. Rothe                    5
                        recommendations regarding   (Chairman)
                        matters related to the      William F. McCalpin
                        Fund's use of brokerage     Dennis B. Mullen
                        commissions and placement
                        of portfolio transactions.
--------------------------------------------------------------------------------------------------
 MONEY MARKET           Reviews various matters     Martin H. Waldinger               4
 COMMITTEE              related to the operations   (Chairman)
                        of the Janus money market   William F. McCalpin
                        funds, including            James T. Rothe
                        compliance with the Fund's
                        Money Market Fund
                        Procedures.
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                        NUMBER OF MEETINGS
                                                                        HELD DURING LAST
                         FUNCTIONS             MEMBERS                  FISCAL YEAR
-----------------------------------------------------------------------------------------------
 NOMINATING AND          Identifies and        Dennis B. Mullen                    3
 GOVERNANCE COMMITTEE    recommends            (Chairman)
                         individuals for       John W. McCarter, Jr.
                         Trustee membership,   William D. Stewart
                         consults with
                         Management in
                         planning Trustee
                         meetings, and
                         oversees the
                         administration of,
                         and ensures the
                         compliance with, the
                         Governance
                         Procedures and
                         Guidelines adopted
                         by the Trust.
-----------------------------------------------------------------------------------------------
 PRICING COMMITTEE       Determines the fair   William D. Stewart                 15
                         value of restricted   (Chairman)
                         securities and other  James T. Rothe
                         securities for which  Martin H. Waldinger
                         market quotations
                         are not readily
                         available, pursuant
                         to procedures
                         adopted by the
                         Trustees.
-----------------------------------------------------------------------------------------------



               The table below gives the dollar range of Shares of the Fund, as well as the aggregate dollar range of shares of all Funds advised and sponsored by Janus Capital (collectively the "Janus Funds"), owned by each Trustee as of December 31, 2002.



                                 [TO BE UPDATED BY AMENDMENT]



-------------------------------------------------------------------------------------------------------
                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                SECURITIES IN ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY               COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE            SECURITIES IN THE FUND               JANUS FUNDS
-------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY
-------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN*
-------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.*
-------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN
-------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE
-------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART
-------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER
-------------------------------------------------------------------------------------------------------



* Trustee since June 2002.

               As of December 31, 2002, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.


               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.


                                 [TO BE UPDATED BY AMENDMENT]



                                              Aggregate Compensation       Total Compensation
                                                From the Fund for       From the Janus Funds for
                                                Fiscal year ended         calendar year ended
          Name of Person, Position             October 31, 2002(1)        December 31, 2002(2)
-------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(3)                  $                           $
William F. McCalpin, Trustee(4)(5)                         $                           $
John W. McCarter, Trustee(4)(5)                            $                           $
William D. Stewart, Trustee(4)                             $                           $
Dennis B. Mullen, Trustee(4)                               $                           $
Martin H. Waldinger, Trustee(4)                            $                           $
James T. Rothe, Trustee(4)                                 $                           $



(1) The aggregate compensation for the Fund is for the period May 15, 2002 (commencement of operations) through October 31, 2002. The estimated aggregate compensation for the Fund's first full fiscal year (November 1, 2002 through October 31, 2003) is as follows:


   [TO BE UPDATED BY AMENDMENT]


(2) As of December 31, 2002, Janus Funds consisted of three registered investment companies comprised of a total of 58 funds.


(3) Mr. Bailey is being treated as an interested person of the Fund and Janus Capital and is compensated by Janus Capital.


(4) Independent Trustee.


(5) Mr. McCalpin and Mr. McCarter were appointed as Trustees in June 2002. Therefore, they did not receive any compensation from the Fund described in this SAI or the Janus Funds during the periods shown in the table.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by the Fund. The Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Fund seeks to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Fund's Prospectus contains detailed information about the purchase of Shares.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of the Fund at the NAV determined on the payment date. Any such election (which may be made in writing or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving distributions and dividends via wire transfer may elect to change back to automatic reinvestment at any time in writing or by phone.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for redemption of Shares are set forth in the Shareholder's Guide section of the Fund's Prospectus. Shares normally will be redeemed for cash (via wire), although the Fund retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts is set forth in the Fund's Prospectus. Applications to open accounts may be obtained by calling the Fund at 1-800-29JANUS or writing to the Fund at 100 Fillmore Street, Denver, Colorado 80206-4928, Attention: Institutional Services.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions from the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

               The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


               As of January 31, 2003, the officers and Trustees as a group owned less than 1% of the outstanding Shares.



                                 [TO BE UPDATED BY AMENDMENT]



               As of January 31, 2002, the following shareholders owned 5% or more Shares of Janus Institutional Cash Reserves Fund:



                                                                         Percentage
Shareholder                                                   Address    Ownership
-----------------------------------------------------------------------------------

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               The Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 26 separate series, three of which currently offer three classes of Shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for the Fund. Currently, the Fund offers one initial class of shares. The

               Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for the Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.

VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT



               The following audited financial statements for the period ended October 31, 2002 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 2002:



               Schedules of Investments as of October 31, 2002



               Statements of Operations for the period ended October 31, 2002



               Statements of Assets and Liabilities as of October 31, 2002



               Statements of Changes in Net Assets for the period ended October 31, 2002



               Financial Highlights for the period indicated



               Notes to Financial Statements



               Report of Independent Accountants



               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.


               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING               EXPLANATION
                ----------------------------------------------------------------
                F-1+..................... Exceptionally strong credit quality.
                                          Issues assigned this rating are
                                          regarded as having the strongest
                                          degree of assurance for timely
                                          payment.
                F-1...................... Very strong credit quality. Issues assigned this rating reflect an
                                          assurance for timely payment only
                                          slightly less in degree than issues
                                          rated F-1+.
                F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree
                                          of assurance for timely payments, but
                                          the margin of safety is not as great
                                          as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.


               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.


               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.


               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                  [JANUS LOGO]

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-29JANUS

                              JANUS INVESTMENT FUND
                           PART C - OTHER INFORMATION

ITEM 23. Exhibits

         Exhibit 1         (a)      Agreement and Declaration of Trust dated
                                    February 11, 1986, is incorporated herein by reference to Exhibit 1(a) to Post-Effective
                                    Amendment No. 79, filed on December 18, 1996
                                    (File No. 2-34393).

                           (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to
                                    Exhibit 1(d) to Post-Effective Amendment No.
                                    80, filed on February 14, 1997 (File No.
                                    2-34393).

                           (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                           (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to
                                    Exhibit 1(g) to Post-Effective Amendment No.
                                    80, filed on February 14, 1997 (File No.
                                    2-34393).

                           (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to
                                    Exhibit 1(l) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                           (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                           (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund is incorporated herein by reference to
                                    Exhibit 1(r) to Post-Effective Amendment No.
                                    75, filed on September 11, 1996 (File No.
                                    2-34393).

                           (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (t) Certificate of Establishment and Designation for Janus Global Life Sciences Fund filed as
                                    Exhibit 1(t) to Post-Effective Amendment No.
                                    82, filed on September 16, 1997 (File No.
                                    2-34393), has been withdrawn.

                           (u) Certificate of Establishment and Designation for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (v) Form of Certificate of Establishment and Designation for Janus Global Technology Fund is incorporated herein by referenced to
                                    Exhibit 1(v) to Post-Effective Amendment No.
                                    85, filed on September 10, 1998 (File No.
                                    2-34393).

                           (w) Certificate of Establishment and Designation for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88, filed on November 15, 1999 File No. 2-34393).

                           (x) Form of Certificate of Establishment and Designation for Janus Orion Fund is incorporated herein by reference to Exhibit 1(x) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (y) Certificate of Establishment and Designation for Janus Fund 2 is incorporated herein by reference to Exhibit 1(y) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393).

                           (z) Certificate of Establishment and Designation for Janus Global Value Fund is incorporated herein by reference to Exhibit 1(z) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                           (aa) Form of Instrument dated July 31, 2001 amending the Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (bb) Amendment to Registrant's Agreement and Declaration of Trust, dated October 18, 2001, is incorporated herein by reference to
                                    Exhibit 1(bb) to Post-Effective Amendment
                                    No. 102, filed on December 21, 2001 (File
                                    No. 2-34393).

                           (cc)     Amended and Restated Agreement and
                                    Declaration of Trust, dated January 31,
                                    2002, is incorporated herein by reference to
                                    Exhibit 1(cc) to Post-Effective Amendment
                                    No. 103, filed on February 22, 2002 (File
                                    No. 2-34393).

                           (dd) Certificate of Establishment and Designation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to
                                    Exhibit 1(dd) to Post-Effective Amendment
                                    No. 104, filed on February 28, 2002 (File
                                    No. 2-34393).

                           (ee) Certificate of Establishment and Designation for Janus Risk-Managed Stock Fund is filed herein as Exhibit 1(ee).

         Exhibit 2         (a)      Restated Bylaws are incorporated herein by
                                    reference to Exhibit 2(a) Post-Effective
                                    Amendment No. 71, filed on December 20, 1995
                                    (File No. 2-34393).

                           (b)      First Amendment to the Bylaws is
                                    incorporated herein by reference to Exhibit
                                    2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                           (c)      Second Amendment to the Bylaws is
                                    incorporated herein by Reference to Exhibit
                                    2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (d) Third Amendment to the Bylaws is filed herein as Exhibit 2(d).

         Exhibit 3         (a)      Specimen Stock Certificate for Janus Fund(1)
                                    is incorporated herein by reference to
                                    Exhibit 4(a) to Post-Effective Amendment No.
                                    79, filed on December 18, 1996 (File No.
                                    2-34393).

                           (b) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (c) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (d) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (e) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).


----------

(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                           (f) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                           (g) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (h) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (i) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (j) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (k) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (l) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to
                                    Exhibit 4(l) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (m) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (n) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to
                                    Exhibit 4(n) to Post-Effective Amendment No.
                                    79, filed on December 18, 1996 (File No.
                                    2-34393).


----------

(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                           (o) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (p) Revised Specimen Stock Certificate for Janus Special Situations Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (q) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                           (r) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (s) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

         Exhibit 4         (a)      Investment Advisory Agreement for Janus Fund
                                    dated July 1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83, filed on
                                    December 15, 1997 (File No. 2-34393).

                           (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (h) Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                           (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, is incorporated herein by reference to
                                    Exhibit 5(l) to Post-Effective Amendment No.
                                    83, filed on December 15, 1997 (File No.
                                    2-34393).

                           (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                           (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                           (q) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to
                                    Exhibit 4(r) to Post-Effective Amendment No.
                                    90, filed on January 31, 2000 (File No.
                                    2-34393).

                           (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to
                                    Exhibit 4(y) to Post-Effective Amendment No.
                                    90, filed on January 31, 2000 (File No.
                                    2-34393).

                           (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (aa) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (bb) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, is incorporated herein by reference to
                                    Exhibit 4(bb) to Post-Effective Amendment
                                    No. 90, filed on January 31, 2000 (File No.
                                    2-34393).

                           (cc) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to
                                    Exhibit 4(cc) to Post-Effective Amendment
                                    No. 90, filed on January 31, 2000 (File No.
                                    2-34393).

                           (dd) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (ee) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                           (ff) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (gg) Form of Investment Advisory Agreement for Janus Fund 2 is incorporated herein by reference to Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393).

                           (hh) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                           (ii) Form of Amendment dated July 31, 2001 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (jj) Form of Investment Advisory Agreement for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (kk) Investment Advisory Agreement for Janus Risk-Managed Stock Fund is filed herein as
                                    Exhibit 4(kk).

                           (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is filed herein as
                                    Exhibit 4(ll).

         Exhibit 5         (a)      Distribution Agreement between Janus
                                    Investment Fund and Janus Distributors,
                                    Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on
                                    December 15, 1997 (File No. 2-34393).

                           (b) Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is filed herein as Exhibit 5(b).

         Exhibit 6                  Not Applicable.

         Exhibit 7         (a)      Custodian Contract between Janus Investment
                                    Fund and State Street Bank and Trust Company is incorporated herein by reference to
                                    Exhibit 8(a) to Post-Effective Amendment No.
                                    79, filed on December 18, 1996 (File No.
                                    2-34393).

                           (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as Exhibit 8(d) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                           (e) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to
                                    Exhibit 8(e) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (f) Letter Agreement dated April 28, 1993, regarding State Street Custodian Agreement is incorporated herein by reference to
                                    Exhibit 8(f) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (g) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to
                                    Exhibit 8(g) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393).

                           (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as
                                    Exhibit 8(h) to Post-Effective Amendment No.
                                    81, filed on June 26, 1997 (File No.
                                    2-34393), has been withdrawn.

                           (i) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                           (j) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                           (k) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (l) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                           (o) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (p) Letter Agreement dated September 14, 1999, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                           (q) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                           (r) Form of Letter Agreement dated April 3, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (s) Form of Letter Agreement dated September 26, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(s) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393).

                           (t) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to
                                    Exhibit 7(t) to Post-Effective Amendment No.
                                    96, filed on December 18, 2000 (File No.
                                    2-34393).

                           (u) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (v) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (w) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (x) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (y) Form of Letter Agreement dated June 29, 2001, regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(y) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                           (z) Form of Letter Agreement dated July 31, 2001 regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(z) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (aa) Amendment to State Street Bank and Trust Company Custodian Contract dated June 15, 2001 is incorporated herein by reference to
                                    Exhibit 7(aa) to Post-Effective Amendment
                                    No. 100, filed on July 31, 2001 (File No.
                                    2-34393).

                           (bb) Amendment to State Street Bank and Trust Company Custodian Contract dated June 21, 1988 is incorporated herein by reference to
                                    Exhibit 7(bb) to Post-Effective Amendment
                                    No. 103, filed on February 22, 2002 (File
                                    No. 2-34393).

                           (cc) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (dd) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (ee) Form of Letter Agreement dated February 28, 2003, regarding State Street Bank and Trust Custodian Contract is filed herein as
                                    Exhibit 7(ee)

         Exhibit 8         (a)      Transfer Agency Agreement with Investors
                                    Fiduciary Trust Company filed as Exhibit
                                    9(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No.
                                    2-34393), has been withdrawn.

                           (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                           (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (d) Transfer Agency Agreement dated December 9, 1994, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been withdrawn.

                           (e) Transfer Agency Agreement dated September 27, 1995, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28, 1995 (File No. 2-34393).

                           (f) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                           (g) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

                           (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to
                                    Exhibit 9(h) to Post-Effective Amendment No.
                                    77, filed on November 21, 1996 (File No.
                                    2-34393).

                           (i) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

                           (j) Letter Agreement dated September 9, 1997, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                           (k) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                           (l) Letter Agreement dated September 14, 1999, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                           (m) Form of Letter Agreement dated April 3, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (n) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 8(n) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                           (o) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(o) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                           (p) Letter Agreement dated March 13, 2001, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(p) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                           (q) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (r) Form of Letter Agreement dated July 31, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(r) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                           (s) Form of Letter Agreement regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (t) Form of Administration Agreement with Janus Capital Corporation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                           (u) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is filed herein as Exhibit 8(u).

                           (v) Form of Letter Agreement dated December 10, 2002 regarding Janus Services LLC Transfer Agency Agreement is filed herein as Exhibit 8(v).

         Exhibit 9         (a)      Opinion and Consent of Messrs. Davis, Graham
                                    & Stubbs with respect to shares of Janus
                                    Fund is incorporated herein by reference to
                                    Exhibit 10(a) to Post-Effective Amendment
                                    No. 79, filed on December 18, 1996 (File No.
                                    2-34393).

                           (b) Opinion and Consent of Fund Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                           (c) Opinion and Consent of Fund Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                           (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as Exhibit 10(g) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                           (h) Opinion and Consent of Fund Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to Exhibit 10(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (i) Opinion and Consent of Fund Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (j) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (k) Opinion and Consent of Fund Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                           (l) Opinion and Consent of Fund Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                           (m) Opinion and Consent of Fund Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to
                                    Exhibit 10(m) to Post-Effective Amendment
                                    No. 72, filed on March 15, 1996 (File No.
                                    2-34393).

                           (n) Opinion and Consent of Fund Counsel with respect to shares of Janus Special Situations Fund is incorporated herein by reference to Exhibit 10(n) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                           (o) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

                           (p) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                           (q) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to
                                    Exhibit 9(q) to Post-Effective Amendment No.
                                    85, filed on September 10, 1998 (File No.
                                    2-34393).

                           (r) Opinion and Consent of Fund Counsel with respect to shares of Janus Strategic Value Fund is incorporated herein by reference to
                                    Exhibit 9(r) to Post-Effective Amendment No.
                                    85, filed on September 10, 1998 (File No.
                                    2-34393).

                           (s) Opinion and Consent of Fund Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                           (t) Opinion and Consent of Fund Counsel with respect to shares of Janus Fund 2 is incorporated herein by reference to Exhibit 9(t) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393).

                           (u) Opinion and Consent of Fund Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001. (File No. 2-34393).

                           (v) Opinion and Consent of Fund Counsel with respect to Janus Institutional Cash Reserves Fund is incorporated herein by reference to
                                    Exhibit 9(v) to Post-Effective Amendment No.
                                    104, filed on February 28, 2002 (File No.
                                    2-34393).

                           (w) Opinion and Consent of Fund Counsel with respect to Janus Risk-Managed Stock Fund is filed herein as Exhibit 9(w).

         Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

         Exhibit 11                 Not Applicable.

         Exhibit 12                 Not Applicable.

         Exhibit 13                 Not Applicable.

         Exhibit 14        (a)      Form of plan for Janus Money Market Fund,
                                    Janus Government Money Market Fund and Janus
                                    Tax-Exempt Money Market Fund pursuant to
                                    Rule 18f-3 setting forth the separate
                                    arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No. 66, filed on
                                    April 13, 1995 (File No. 2-34393), has been withdrawn.

                           (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

                           (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

                           (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to
                                    Exhibit 14(d) to Post-Effective Amendment
                                    No. 99, filed on June 1, 2001 (File No.
                                    2-34393).

         Exhibit 15        (a)      Janus Ethics Rules are incorporated herein
                                    by reference to Exhibit 15 to Post-Effective
                                    Amendment No. 95, filed on September 13,
                                    2000 (File No. 2-34393).

                           (b) Amended Janus Ethics Rules are incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 98, filed on March 15, 2001.

                           (c) Amended Janus Ethics Rules are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393).

                           (d) Amended Janus Ethics Rules are filed herein as Exhibit 15(d).

                           (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC are filed herein as
                                    Exhibit 15(e).

         Exhibit 16 Powers of Attorney dated as of June 18, 2002 are filed herein as Exhibit 16(b).

ITEM 24. Persons Controlled by or Under Common Control with Fund

         None

ITEM 25. Indemnification

         Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. Business and Other Connections of Investment Adviser

         The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement.

         The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal                                                          Position with Adviser
Business Address             Adviser/Affiliated Entity Name                 or Affiliated Entity
------------------           ------------------------------                 ---------------------

Robin C. Beery*              Janus Capital Management LLC                   Vice President and Chief Marketing
                                                                            Officer
                             The Janus Foundation                           President and Director

James P. Goff*               Janus Capital Management LLC                   Vice President and Director of Research

R. Timothy Hudner*           Janus Capital Management LLC                   Vice President and Chief Operations Officer
                             Janus Services LLC                             President

Mark B. Whiston*             Janus Capital Management LLC                   Chief Executive Officer and President
                             Janus Distributors LLC                         President
                             Janus Capital International LLC                Co-Chief Executive Officer and President
                             Janus International (Asia) Limited             President and Director
                             Janus International Limited                    President, Director and Chairman
                             Janus Institutional Services LLC               President
                             Janus Capital Trust Management Limited         Director
                             Janus World Funds Plc                          Director
                             Janus World Principal Protected Funds          Director

*Principal address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Name                             Position with Adviser                      Other Business Affiliations
----                             ---------------------                      ---------------------------

Danny R. Carpenter**             Interim Director                           Executive Vice President
                                                                            Stilwell Financial Inc.
                                                                            920 Main Street, 21st Floor
                                                                            Kansas City, MO  64105

Daniel P. Connealy**             Interim Director                           Vice President and Chief Financial
                                                                            Officer
                                                                            Stilwell Financial Inc.
                                                                            920 Main Street, 21st Floor
                                                                            Kansas City, MO  64105

Gwen E. Royle**                  Interim Director                           Vice President and Secretary
                                                                            Stilwell Financial Inc.
                                                                            920 Main Street, 21st Floor
                                                                            Kansas City, MO 64105

**Serving as Interim Director until permanent Board of Directors is selected.

ITEM 27. Principal Underwriters

         (a) Janus Distributors LLC ("Janus Distributors") serves as a principal underwriter for the Registrant, Janus Aspen Series and Janus Adviser Series.

         (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski and Loren M. Starr, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

                  Name                                      Position with Janus Distributors, Inc.
                  ----                                      --------------------------------------

                  Nigel J. Austin                           Vice President
                  Matthew R. Luoma                          Vice President of Taxation
                  Mark B. Whiston                           President

                  Mr. Austin, Mr. Luoma and Mr. Whiston do not hold any positions with the Registrant. Their principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

         (c)      Not applicable.

ITEM 28. Location of Accounts and Records

         The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC and Janus Services LLC, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928, and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351, and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043.

ITEM 29. Management Services

         The Fund has no management-related service contract which is not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 13th day of December, 2002.



                                             JANUS INVESTMENT FUND



                                             By: /s/ Loren M. Starr
                                                 -------------------------------
                                                 Loren M. Starr, President and
                                                 Chief Executive Officer

         Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated January 31, 2002, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                                       Date
---------                           -----                                       ----

/s/ Loren M. Starr                  President and Chief Executive       December 13, 2002
------------------------------      Officer (Principal Executive
Loren M. Starr                      Officer)


/s/ Anita E. Falicia                Vice President, Chief Financial     December 13, 2002
------------------------------      Officer and Treasurer
Anita E. Falicia                    (Principal Financial Officer and
                                    Principal Accounting Officer)



Thomas H. Bailey*                   Trustee                             December 13, 2002
------------------------------
Thomas H. Bailey

William F. McCalpin*                Trustee                             December 13, 2002
------------------------------
William F. McCalpin

John W. McCarter, Jr.*              Trustee                             December 13, 2002
------------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                   Trustee                             December 13, 2002
------------------------------
Dennis B. Mullen

James T. Rothe*                     Trustee                             December 13, 2002
------------------------------
James T. Rothe

William D. Stewart*                 Trustee                             December 13, 2002
------------------------------
William D. Stewart

Martin H. Waldinger*                Trustee                             December 13, 2002
------------------------------
Martin H. Waldinger



/s/ Thomas A. Early
------------------------------
*By: Thomas A. Early
     Attorney-in-Fact

                                INDEX OF EXHIBITS


Exhibit Number             Exhibit Title
--------------             -------------

Exhibit 1(ee)              Certificate of Establishment and Designation for
                           Janus Risk-Managed Stock Fund.

Exhibit 2(d)               Third Amendment to the Bylaws of Janus Investment
                           Fund.

Exhibit 4(kk)              Investment Advisory Agreement for Janus Risk-Managed
                           Stock Fund.

Exhibit 4(ll)              Form of Sub-Advisory Agreement for Janus Risk-Managed
                           Stock Fund.

Exhibit 5(b)               Amended and Restated Distribution Agreement between
                           Janus Investment Fund and Janus Distributors LLC.

Exhibit 7(ee) Form of Letter Agreement dated February 28, 2003 regarding State Street Bank and Trust Custodian
                           Contract.

Exhibit 8(u) Amended and Restated Transfer Agency Agreement between Janus Investment Fund and Janus Services LLC.

Exhibit 8(v) Form of Letter Agreement dated December 10, 2002 regarding Janus Services LLC Transfer Agency
                           Agreement.

Exhibit 9(w)               Opinion and Consent of Fund Counsel with respect to
                           Janus Risk-Managed Stock Fund.

Exhibit 10                 Consent of PricewaterhouseCoopers LLP.

Exhibit 15(d)              Amended Janus Ethics Rules.

Exhibit 15(e)              Code of Ethics and Statement of Personal Trading
                           Policies for Enhanced Investment Technologies, LLC.

Exhibit 16                 Powers of Attorney.